Janus | Equity Funds

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1998 Annual Report

     Janus Fund                         Janus Olympus Fund
     Janus Balanced Fund                Janus Overseas Fund
     Janus Enterprise Fund              Janus Special Situations Fund
     Janus Equity Income Fund           Janus Twenty Fund
     Janus Growth and Income Fund       Janus Venture Fund
     Janus Mercury Fund                 Janus Worldwide Fund


[LOGO] JANUS

Janus | Equity Funds

Table of Contents

To Our Shareholders ........................................  1
Portfolio Manager's Commentary and Schedule of Investments
   Janus Fund ..............................................  2
   Janus Balanced Fund .....................................  6
   Janus Enterprise Fund ................................... 10
   Janus Equity Income Fund ................................ 13
   Janus Growth and Income Fund ............................ 17
   Janus Mercury Fund ...................................... 22
   Janus Olympus Fund ...................................... 26
   Janus Overseas Fund ..................................... 30
   Janus Special Situations Fund ........................... 36
   Janus Twenty Fund ....................................... 39
   Janus Venture Fund ...................................... 42
   Janus Worldwide Fund .................................... 46
Statements of Operations ................................... 52
Statements of Assets and Liabilities ....................... 54
Statements of Changes in Net Assets ........................ 56
Financial Highlights ....................................... 59
Notes to Schedules of Investments .......................... 65
Notes to Financial Statements .............................. 67
Explanations of Charts and Tables .......................... 70
Report of Independent Accountants .......................... 73
Euro-Conversion Discussion ................................. 73
Year 2000 Discussion ....................................... 73

                                                                    [LOGO] JANUS

To Our | Shareholders

[PHOTO]
Tom Bailey
chairman

Throughout the first half of the fiscal year, low interest rates and benign inflation continued to fuel economic expansion both in the U.S. and in Europe, creating a healthy environment for corporate fundamentals. As production capacity surged and unemployment dropped, equities in these markets advanced considerably, with many reaching all-time highs.

Asia, however, was an altogether different story. Fears surrounding the Continent's economic malaise subsided early in the period but resurfaced when Japan slipped into a recession at midyear. Nonetheless, the Japanese government continued to react somewhat impassively toward getting its economy back on track, raising concerns about corporate profits, which then heightened global volatility.

In August, other developing economies began to "catch" the Asian flu. Russia was one of the first to be affected, and its financial breakdown created fear of further turmoil in Brazil, Argentina and other emerging markets. Stocks worldwide declined sharply on these negative developments, regardless of a company's size or strength.

Leading these downturns were financial services companies with exposure to developing countries. This created somewhat of a liquidity shortage in the U.S. banking system and, as large parts of the credit markets began to dry up, the likelihood of a credit crunch increased. While the tightness in credit markets became severe, it was relieved by the strong action of the Federal Reserve to reduce interest rates. When the Fed unexpectedly cut rates a second time, people believed Fed Chairman Alan Greenspan was willing to do whatever it took to ease credit problems.

Meanwhile, the domestic economy remained relatively favorable with consumer spending strong, housing investments proceeding at a healthy clip, and virtually no sign of inflation. In fact, near the end of the period, the U.S. stock market regained some of its lost ground, and the earlier flight to the highest-quality, most liquid investments became less pronounced.

Looking ahead, I believe the eight-year growth spurt our economy has enjoyed will slow in tandem with economies worldwide. But, as our portfolio managers will tell you in their letters, even in a slow-growth environment, there are always companies out there that can perform well. Finding them is the challenging part. Although my outlook for corporate earnings is generally less positive, I'm confident our time-tested stock-picking approach will continue to lead us to dominant franchise leaders that can grow their earnings, regardless of economic movements.

In conclusion, I'd like to thank you again for your continued investment in Janus funds.

/s/ Tom

Tom Bailey

                                        Janus Equity Funds / October 31, 1998  1

Janus | Fund

[PHOTO]
James P. Craig
portfolio manager

Janus Fund finished the 12-month period ended October 31, 1998, with a return of 15.12% compared to the S&P 500 Index, which gained 22.01%.(1) Despite underperforming its index, the Fund earned a first-quartile ranking, placing 44th out of 240 capital appreciation funds tracked by Lipper Analytical Services, Inc., a mutual fund rating company.(2)

During the first six months of the year, low interest rates, benign inflation and steady corporate earnings propelled the stock market to new heights. Throughout this period, I continued to increase the Fund's focus on companies with sustainable earnings growth, believing the days of easy gains from excessive P/E-multiple expansion were numbered. As it turned out, those days ended during the latter part of the period when fallout from the Asian economic crisis began to spread globally. The markets retreated following downward revisions in earnings estimates for companies with exposure to emerging markets.

In addition, the collapse of Russia's economy and Brazil's subsequent currency slide heightened concerns for countries dependent on foreign capital. These events also created panic in the markets as investors began to indiscriminately sell stocks based on the fear that emerging market breakdowns would ultimately drag the U.S. into a recession.

However, I stayed focused through this nervousness and stuck to my guns, investing only in strong franchises I believe can grow earnings across a variety of economic conditions. In fact, stock sell-offs sparked by global concerns actually presented some great buying opportunities. As a result, I increased our positions in companies that are somewhat less sensitive to economic events, as well as high-growth industries undergoing dynamic changes, including technology, pharmaceutical and cable companies.

Throughout most of the period, steady PC sales and explosive Internet growth drove selected technology stocks, with Dell Computer, Cisco Systems and Microsoft posting solid gains for the Fund. We remain optimistic about prospects for these companies based on their solid business models, rapid product development and high earnings growth - characteristics that have thus far enabled them to successfully manage the effects of economic turmoil.

The Fund's pharmaceutical stocks also held up well. Several of these companies benefited from breakthroughs in drug therapies. Sales for Viagra, Pfizer's male impotence treatment, were brisk upon its introduction. And Warner-Lambert's Lipitor, a cholesterol-lowering drug, and Rezulin, a treatment for diabetes, both gained considerable market share throughout the year.

After a relatively flat first half, our cable stocks rallied on news of Tele-Communications, Inc.'s (TCI's) acquisition by AT&T. This merger helped validate our theory about the cable industry: that new, value-added services such as telephony, data and video-on-demand (all offered through existing operating platforms) will generate significant addi-

Portfolio Profile                           October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Equities                                               91.8%               97.4%
    Foreign                                             4.6%               18.6%
    European                                            2.9%               17.6%
Top 10 Equities (% of Assets)                          44.4%               25.9%
Number of Stocks                                          55                 110
Cash & Cash Equivalents                                 8.2%                2.6%
--------------------------------------------------------------------------------
Top 5 Industries                            October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Cable Television                                       14.6%                3.0%
Medical - Drugs                                        10.3%                8.4%
Multimedia                                              7.8%                1.1%
Computer Software                                       6.1%                6.4%
Diversified Operations                                  5.8%                9.8%
--------------------------------------------------------------------------------

Top 10 Equity Holdings                      October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Microsoft Corp.                                         6.0%                2.6%
Cisco Systems, Inc.                                     5.7%                2.6%
Time Warner, Inc.                                       5.5%                0.8%
Comcast Corp. - Special Class A                         5.4%                0.6%
Tyco International, Ltd.                                4.2%                1.9%
Tele-Communications, Inc. - Class A                     3.9%                2.3%
Warner-Lambert Co.                                      3.6%                2.5%
Pfizer, Inc.                                            3.6%                2.2%
MediaOne Group, Inc.                                    3.5%                  --
Bank of New York Co., Inc.                              3.0%                1.8%
--------------------------------------------------------------------------------
(1)  All returns include reinvested dividends.

(2) A capital appreciation fund is defined as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." As of October 31, 1998, Janus Fund ranked 28/96 of capital appreciation funds for the 5-year period and 5/55 for the 10-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

2 Janus Equity Funds / October 31, 1998 tional cash flow, which can be used to enhance shareholder value for these companies. I believe our positions in TCI, Time Warner, Comcast and MediaOne Group all stand to benefit.

Of course, the Fund was not without disappointments. Oil prices collapsed during the first half of the year, and I liquidated our holdings in the oil services industry at cost. Our financial services stocks were also bruised, primarily because of loans and hedge fund investments in struggling emerging market economies. These included BankAmerica and UBS, both of which were eliminated from the Fund at a loss.

Another stock that took an especially hard hit was Parametric Technology, a software developer in computer-aided design and manufacturing. Parametric's earnings fell short of estimates as management lost sight of its core business during the introduction of a new product. We ended up liquidating the position at a loss.

Looking ahead, I don't believe a recession is in our immediate future. I do, however, anticipate a slowdown in economic growth. The combination of slower growth and moderate inflation should keep long-term interest rates low. In this less exuberant environment, I believe companies that can meet or exceed earnings estimates will be rewarded. These are precisely the type of companies I plan to stay focused on.

Thank you for investing in Janus Fund.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through October 31, 1998. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Fund ($882,493) as compared to the S&P 500 Index ($373,122).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 15.12%
Five Year, 16.08%
Ten Year, 17.93%
Since 2/5/70*, 16.85%

Janus Fund - $882,493

S&P 500 Index - $373,122

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 91.7%
Advertising Sales - 0.2%
   2,335,560       Outdoor Systems, Inc.* .................     $     51,528,292

Agricultural Biotechnology - 1.5%
   7,748,760       Monsanto Co. ...........................          314,793,375

Automotive - Truck Parts and Equipment - 1.2%
   4,475,635       Federal-Mogul Corp.# ...................          242,523,472

Broadcast Services and Programming - 1.1%
   5,779,000       Tele-Communications Liberty Media
                   Group, Inc. - Class A* .................          219,963,188

Cable Television - 14.6%
  22,659,300       Comcast Corp. - Special Class A# .......        1,118,802,938
   7,006,694       Cox Communications, Inc. - Class A*               384,492,333
  17,108,785       MediaOne Group, Inc.* ..................          723,915,465
  19,198,931       Tele-Communications, Inc. - Class A* ...          808,754,968

                                                                   3,035,965,704

Chemicals - Diversified - 0.2%
   2,068,700       Solutia, Inc. ..........................           45,382,106

Chemicals - Speciality - 0.4%
   3,420,725         Cytec Industries, Inc.*,# ............           82,097,400

Circuits - 4.3%
   7,677,715       Linear Technology Corp.# ...............          457,783,757
  12,256,900       Maxim Integrated Products, Inc.*,# .....          437,418,119

                                                                     895,201,876

Commercial Banks - 1.2%
   3,221,610       Star Banc Corp. ........................     $    243,634,256

Computer Software - 6.0%
  11,834,980       Microsoft Corp.* .......................        1,253,028,508

Computers - Integrated Systems - 2.0%
  19,355,625       Cadence Design Systems, Inc.*,# ........          413,726,484

Computers - Memory Devices - 1.4%
   3,822,660       EMC Corp.* .............................          246,083,737
     678,620       VERITAS Software Corp.* ................           34,015,827

                                                                     280,099,564

Computers - Micro - 2.5%
   7,774,550       Dell Computer Corp.* ...................          510,204,844

Consulting Services - 0.2%
   1,852,940       Gartner Group, Inc. - Class A*,# .......           36,827,183

Cruise Lines - 1.2%
   6,854,215       Carnival Corp. .........................          221,905,211
     878,305       Royal Caribbean Cruises, Ltd. ..........           24,482,752

                                                                     246,387,963

Diversified Operations - 5.8%
   3,867,200       General Electric Co. ...................          338,380,000
  14,039,940       Tyco International, Ltd. ...............          869,598,784

                                                                   1,207,978,784

See Notes to Schedules of Investments.

                                        Janus Equity Funds / October 31, 1998  3

Janus | Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.7%
   3,187,500       ALZA Corp.* ............................     $    152,601,562

Electronic Components - Semiconductors - 1.8%
   5,862,135       Texas Instruments, Inc. ................          374,810,257

Finance - Consumer Loans - 0.9%
   5,335,003       Household International, Inc. ..........          195,061,047

Finance - Investment Bankers/Brokers - 2.0%
   8,500,937       Charles Schwab Corp. ...................          407,513,667

Finance - Other Services - 1.7%
   6,726,127       Newcourt Credit Group, Inc. ............          219,136,839
   3,987,078       Newcourt Credit Group, Inc. ............
                   - New York Shares ......................          131,075,189

                                                                     350,212,028

Human Resources - 0.9%
   4,642,573       Robert Half International, Inc.*,# .....          186,283,242

Life and Health Insurance - 0%
       3,349       Schweizerische Lebensversicherungs-und
                   Rentenanstalt ..........................            2,015,693

Medical - Drugs - 10.3%
   2,465,705       Merck & Co., Inc. ......................          333,486,601
   6,895,345       Pfizer, Inc. ...........................          739,956,710
   1,192,000       Pharmacia & Upjohn, Inc. ...............           63,101,500
   2,481,465       Schering-Plough Corp. ..................          255,280,712
   9,580,850       Warner-Lambert Co. .....................          750,899,119

                                                                   2,142,724,642

Medical - Wholesale Drug Distributors - 0.1%
     195,885       McKesson Corp. .........................           15,083,145

Medical Instruments - 0.5%
   1,620,000       Medtronics, Inc. .......................          105,300,000

Money Center Banks - 3.0%
  19,547,530       Bank of New York Co., Inc. .............          616,968,916

Multimedia - 7.8%
  12,113,600       CBS Corp. ..............................          338,423,700
   3,691,905       Meredith Corp.# ........................          136,600,485
  12,205,281       Time Warner, Inc. ......................        1,132,802,643

                                                                   1,607,826,828

Networking Products - 5.7%
  18,741,400       Cisco Systems, Inc.* ...................        1,180,708,200

Pharmacy Services - 0.4%
   2,466,720       Omnicare, Inc. .........................           85,256,010

Publishing - Periodicals - 2.8%
   2,961,781       Wolters Kluwer N.V.**,# ................          574,062,939

Radio - 2.8%
   8,455,000       Chancellor Media Corp.*,# ..............          324,460,625
   5,636,078       Clear Channel Communications, Inc.* ....          256,793,804

                                                                     581,254,429

Retail - Building Products - 0.3%
   1,545,085       Home Depot, Inc. .......................           67,211,197

Retail - Discount - 2.2%
   7,995,475       Costco Companies, Inc.* ................          453,743,206

Retail - Regional Department Stores - 0.8%
   3,120,000       Fred Meyer, Inc.* ......................          166,335,000

Super-Regional Banks - 0.7%
   2,076,795       Northern Trust Corp. ...................          153,163,631

Telecommunication Equipment - 0.1%
     133,740       Nokia Oyj (ADR) - Class A ..............           12,446,179

Telephone - Long Distance - 1.8%
   6,668,725       MCI WorldCom, Inc.* ....................     $    368,447,056

Television - 0.6%
   4,217,889       Univision Communications, Inc. - Class A*,#       124,427,726
--------------------------------------------------------------------------------
Total Common Stock (cost $13,388,064,805) .................       19,002,799,599
--------------------------------------------------------------------------------
Preferred Stock - 0.1%
Computer Software - 0.1%
      33,593       SAP A.G. (cost $20,092,291) ............           16,368,752
--------------------------------------------------------------------------------
Money Market - 1.9%
$400,000,000       Janus Government Money Market Fund
                     5.31% (cost $400,000,000) ............          400,000,000
--------------------------------------------------------------------------------
Repurchase Agreements - 0.1%
  18,300,000       ABN AMRO Securities, Inc.,
                     5.72%, dated 10/30/98, maturing
                     11/2/98, to be repurchased at
                     $18,308,723 collateralized by
                     $9,161,471 in Fannie Mae, 0%-13.00%,
                     11/1/98- 9/25/28; $8,365,907 in
                     Freddie Mac, 0%-9.00%,
                     11/9/98-8/15/28; $18,921 in Sallie
                     Mae, 4.947%, 11/10/98; $14,786,653 in
                     Government National Mortgage
                     Association, 4.50%-10.50%,
                     6/15/13-9/20/28; $341,176 in Federal
                     Farm Credit, 5.63%-8.16%, 9/5/00-
                     10/7/09; $1,367,543 in Federal Home
                     Loan Bank System, 1.70%-6.135%,
                     11/6/98-8/21/28; $103,306 in
                     Tennessee Valley Authority, 0%,
                     5/1/13; with respective values of
                     $6,436,782, $6,400,315, $19,144,
                     $10,583,630, $374,630, $1,395,394,
                     and $4,533 (cost $18,300,000) ........           18,300,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 3.1%
                   Associates Corp. N.A.
 400,000,000         5.69%, 11/2/98 .......................          399,936,778
                   Deutsche Bank A.G.
  50,000,000         5.28%, 11/13/98 ......................           49,912,000
                   UBS Financial, Inc.
 200,000,000         5.32%, 11/6/98 .......................          199,852,083
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
                   (amortized cost $649,700,861) ..........          649,700,861
--------------------------------------------------------------------------------
Time Deposit - 1.7%
                   Sun Trust Bank EDT
 350,000,000         5.50%, 11/2/98 (cost $350,000,000) ...          350,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.0%
                   Fannie Mae
 100,000,000         5.10%, 11/20/98 ......................           99,730,833
                   Federal Home Loan Bank System:
  50,000,000         4.75%, 12/18/98 ......................           49,689,931
  50,000,000         4.76%, 1/29/99 .......................           49,409,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $198,832,375) ........          198,830,264
--------------------------------------------------------------------------------
Total Investments (total cost $15,024,990,332) - 99.6% ....       20,635,999,476
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0 4%         85,262,440
--------------------------------------------------------------------------------
Net Assets - 100% .........................................      $20,721,261,916
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

4  Janus Equity Funds / October 31, 1998

Summary of Investments by Country, October 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     1.7%                 $    350,212,028
Finland                                    0.1%                       12,446,179
Germany                                    0.1%                       16,368,752
Netherlands                                2.8%                      574,062,939
Switzerland                                 --                         2,015,693
United States++                           95.3%                   19,680,893,885
--------------------------------------------------------------------------------
Total                                    100.0%                 $ 20,635,999,476

++Includes Short-Term Securities (87.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1998

Currency Sold and                 Currency         Currency         Unrealized
Settlement Date                 Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Dutch Guilder 11/19/98         450,000,000    $ 241,468,126     ($  15,904,216)
--------------------------------------------------------------------------------
Total                                         $ 241,468,126     ($  15,904,216)

See Notes to Schedules of Investments.

                                        Janus Equity Funds / October 31, 1998  5

Janus | Balanced Fund

[PHOTO]
Blaine P. Rollins
portfolio manager

For the fiscal year ended October 31, 1998, Janus Balanced Fund returned 15.48% while the Standard & Poor's 500 Index gained 22.01% and the Lehman Brothers Government/Corporate Bond Index gained 10.28%.(1) I'm pleased to report that the Fund placed 35th out of 395 balanced funds (top 9%) ranked by Lipper Analytical Services, Inc., a mutual fund rating company.(2)

While the past year has been a difficult one for many investors, the Janus research team has excelled at uncovering the best investment opportunities available for the Fund. Without the team's tireless efforts, including countless hours and miles on the road researching our companies - their managements, competitors, suppliers and customers - the gains we've achieved simply would not have been possible.

Despite increased market volatility and a slowing economy late in the period, my investment strategy remained focused. The Fund, as always, is constructed on a bottom-up basis, security by security, and includes equities, convertible stocks, as well as fixed-income instruments of the best companies we can find. Characteristics we look for in our companies include top-line growth, strong earnings growth potential, improving returns on capital, growing free cash flow generation, and managements that reinvest their cash back into their companies.

Looking back, we had many successes during the year, particularly among cable companies. Janus' exceptional work in this area allowed us to get in early on some great ones, such as Time Warner (via the Houston Industries convertible preferred stock), Comcast, Tele-Communications, Inc. and MediaOne Group. It has become clearer during the past year that the value-added revenue streams of digital cable, cable telephony and cable Internet modem services are likely to accelerate the free cash flow generation of these companies. As a result, our common stocks and convertible stocks in this area have become big winners for the Fund.

We were also able to find investments in smaller, privately held cable operators through high-yield fixed-income investments. Not only can the rising cash flow streams of these operators help them repay debt more quickly, but the increasing values of all cable assets should also enable them to access the equity markets and become investment grade rated sooner than expected.

When many companies in the S&P 500 Index began to confront earnings difficulties and investors focused only on those with the strongest earnings streams, pharmaceutical stocks benefited. Our investments in Warner-Lambert and Pfizer performed extremely well (up 66% and 53%, respectively, for the year) as several of their high-profile treatments took center stage and drove earnings growth to among the highest in the industry.

My pick for CEO of the year, John Chambers, continued to lead Cisco Systems on its torrid pace of developing the best hardware for the networking industry. Under Mr. Chambers' leadership, Cisco grew its revenues 31% and earnings 33% in the 12 months ended July 31, 1998. The news should only get better as the voice, video and data markets continue to converge, boosting demand for the equipment necessary to carry out these functions.

Portfolio Profile                           October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Equities                                               36.9%               51.9%
Fixed-Income Securities
  U.S. Treasury Notes                                   9.9%               18.2%
  Investment-Grade
    Corporate Bonds                                     7.2%                6.3%
  High-Yield/High-Risk
    Corporate Bonds                                    19.7%                8.0%
  Foreign Corporate Bonds                                 --                1.4%
  Preferred Stock                                      17.4%               10.6%
Top 10 Equities/Preferred
  (% of Assets)                                        29.6%               16.6%
Number of Stocks                                          47                  87
Cash & Cash Equivalents                                 8.9%                3.6%
--------------------------------------------------------------------------------
Top 5 Industries                            October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Cable Television                                       18.4%                4.2%
Electric - Integrated                                   6.7%                  --
Cruise Lines                                            5.5%                4.4%
Computer - Micro                                        4.7%                1.5%
Radio                                                   4.7%                  --
--------------------------------------------------------------------------------
Top 10 Equity/Preferred Holdings            October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Houston Industries, Inc., convertible, 7.00%            6.7%                2.3%
Dell Computer Corp.                                     3.7%                0.8%
Royal Caribbean Cruises, Ltd.,
  convertible, 7.25%                                    3.4%                2.1%
Comcast Corp. - Special Class A                         3.3%                  --
MediaOne Group, Inc., convertible, 4.50%                3.2%                  --
TCI Pacific Communications, convertible, 5.00%          2.6%                1.9%
Microsoft Corp.                                         1.9%                1.0%
Charles Schwab Corp.                                    1.7%                1.1%
Cisco Systems, Inc.                                     1.6%                1.0%
Chancellor Media Corp., convertible, $3.00              1.5%                  --
--------------------------------------------------------------------------------
(1)  All returns include reinvested dividends.

(2) A balanced fund is defined by Lipper as "a fund whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%." As of October 31, 1998, Janus Balanced Fund ranked 9/150 for the 5-year period. Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

6  Janus Equity Funds / October 31, 1998

On the traditional fixed-income side, a concentrated weighting in intermediate maturity U.S. Treasury and corporate bonds also helped our performance. The Fund benefited from the fall in the U.S. Treasury 10-year yield, which dropped from 5.8% to 4.6%. With low growth in world economies, nonexistent inflationary pressures and the U.S. government now running the budget at a surplus, interest rates could head lower, further lifting the prices of our 7-10 year bonds.

Amid the successes, there were also disappointments. Our financial stocks, namely Household International and BankAmerica, were hurt by credit issues related to economic pressures in emerging markets. Earnings at Parametric Technology fell short of expectations when a new product introduction shifted management's attention away from its core business. And despite threats of a global economic slowdown late in the period which punished our holdings in Royal Caribbean Cruises and Carnival Corporation, business fundamentals appear firmly in place for both. Increasingly affordable cruise vacations continue to take share from land-based vacations. As newer, more profitable ships are added to their fleets, we look for these companies' margins, returns on capital and cash flow generation to improve.

I could go on, but I'll sum it all up by saying 1998 was a great year for many of our companies, and I expect many others to exceed our own high projections in 1999.

Thank you for your continued investment in Janus Balanced Fund.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. Janus Balanced Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Corporate Bond Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1998. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Balanced Fund, ($25,319) as compared to the S&P 500 Index ($30,629) and the Lehman Brothers Government/Corporate Bond Index ($15,890).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 15.48%
Five Year, 15.35%
Since 9/1/92*, 16.26%

Janus Balanced Fund - $25,319

S&P 500 Index - $30,629

Lehman Brothers Gov't
Corp. Bond Index - $15,890

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 36.9%
Airlines - 0.3%
      88,325       Ryanair Holdings PLC (ADR)* ............     $      2,594,547

Cable Television - 3.3%
     553,041       Comcast Corp. - Special Class A ........           27,306,399

Chemicals - Diversified - 0.5%
     186,625       Solutia, Inc. ..........................            4,094,086

Circuits - 2.7%
     160,730       Linear Technology Corp. ................            9,583,526
     295,190       Maxim Integrated Products, Inc.* .......           10,534,593
      95,225       SIPEX Corp.* ...........................            2,642,494

                                                                      22,760,613

Commercial Banks - 1.4%
       5,930       M & T Bank Corp. .......................            2,956,105
      68,825       Star Banc Corp. ........................            5,204,891
      51,075       U.S. Trust Corp. .......................            3,252,839

                                                                      11,413,835

Computer Software - 2.7%
     151,270       Microsoft Corp.* .......................           16,015,711
     155,050       Wind River Systems, Inc.* ..............            6,793,128

                                                                      22,808,839

Computers - Integrated Systems - 0.5%
     198,745       Cadence Design Systems, Inc.* ..........            4,248,174

Computers - Micro - 3.7%
     469,190       Dell Computer Corp.* ...................     $     30,790,594

Cruise Lines - 1.7%
     185,335       Carnival Corp. .........................            6,000,221
     272,775       Royal Caribbean Cruises, Ltd. ..........            7,603,603
     157,905       Royal Olympic Cruise Lines, Inc.* ......              572,406

                                                                      14,176,230
Electric Components - Semiconductors - 0.6%
      76,150       Texas Instruments, Inc. ................            4,868,841

Electronic Safety Devices - 0.1%
      40,450       Pittway Corp. - Class A ................              927,822

Finance - Investment Bankers/Brokers - 1.7%
     300,160       Charles Schwab Corp. ...................           14,388,920

Finance - Other Services - 1.3%
      71,815       HealthCare Financial Partners, Inc.* ...            2,199,334
     138,850       Newcourt Credit Group, Inc. ............            4,523,725
     136,645       Newcourt Credit Group, Inc. ............
                   - New York Shares ......................            4,492,204

                                                                      11,215,263
Human Resources - 1.5%
     222,687       Robert Half International, Inc.* .......            8,935,316
     179,420       Romac International, Inc.* .............            3,139,850

                                                                      12,075,166

See Notes to Schedules of Investments.

                                        Janus Equity Funds / October 31, 1998  7

Janus | Balanced Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Instruments - Scientific - 1.2%
     379,795       Dionex Corp.* ..........................     $     10,112,042

Medical - Drugs - 2.8%
      79,775       American Home Products Corp. ...........            3,889,031
      50,100       Pfizer, Inc. ...........................            5,376,356
      38,270       Schering-Plough Corp. ..................            3,937,026
     128,475       Warner-Lambert Co. .....................           10,069,228

                                                                      23,271,641

Medical Instruments - 0.6%
      76,690       Medtronics, Inc. .......................            4,984,850

Money Center Banks - 1.4%
     378,665       Bank of New York Co., Inc. .............           11,951,614

Multimedia - 1.0%
     230,360       Meredith Corp. .........................            8,523,320

Music/Clubs - 0.3%
     103,320       Steinway Musical Instruments, Inc.* ....            2,279,498

Networking Products - 1.6%
     210,075       Cisco Systems, Inc.* ...................           13,234,725

Optical Supplies - 0.4%
      59,600       Allergan, Inc. .........................            3,721,275

Radio - 0.5%
      92,440       Heftel Broadcasting Corp. - Class A* ...            3,801,595

Retail - Discount - 1.0%
     139,175       Costco Companies, Inc.* ................            7,898,181

Retail - Regional Department Stores - 1.1%
     165,440       Fred Meyer, Inc.* ......................            8,820,020

Schools - 0.3%
      83,880       Apollo Group, Inc. - Class A* ..........            2,694,645

Super-Regional Banks - 0.6%
      62,975       Northern Trust Corp. ...................            4,644,406

Telecommunication Equipment - 1.0%
      89,295       Nokia Oyj (ADR) - Class A ..............            8,310,016

Television - 1.1%
     301,417       Univision Communications, Inc. - Class A*           8,891,802
--------------------------------------------------------------------------------
Total Common Stock (cost $247,432,586) ....................          306,808,959
--------------------------------------------------------------------------------
Corporate Bonds - 26.9%
Advertising Services - 0.4%
$  3,050,000       AKI, Inc., 10.50%
                     senior notes, due 7/1/08+ ............            2,897,500

Brewery - 0.8%
   6,350,000       Anheuser Busch Co., 5.65%
                     notes, due 9/15/08 ...................            6,461,125

Cable Television - 9.3%
                   Adelphia Communications Corp.:
  10,295,000         9.25%, senior notes, due 10/1/02 .....           10,545,168
   9,380,000         8.375%, senior notes, due 2/1/08 .....            9,356,550
   6,260,000       Classic Cable, Inc., 9.875%
                     senior subordinated notes, due 8/1/08+            6,306,950
  11,000,000       Falcon Holdings Group L.P., 8.375%
                     debentures, due 4/15/10 ..............           10,890,000
   6,000,000       FrontierVision, 11.00%
                     senior subordinated notes, due 10/15/06           6,630,000

Cable Television - continued
$  8,015,000       Galaxy Telecom, L.P., 12.375%
                     senior subordinated notes, due 10/1/05     $      8,616,125
  11,805,000       Jones Intercable, Inc., 7.625%
                     senior notes, due 4/15/08 ............           11,923,050
   4,000,000       Lenfest Communications, Inc., 7.625%
                     senior notes, due 2/15/08 ............            4,000,000
   6,000,000       Mediacom L.L.C., 8.50%
                     senior notes, due 4/15/08 ............            5,940,000
   2,635,000       Rifkin Acquisition Partners, L.P., 11.125%
                     senior subordinated notes, due 1/15/06            2,832,625

                                                                      77,040,468

Casino Hotels - 0.4%
                   Station Casinos, Inc.:
   1,786,000         9.625%, senior subordinated notes,
                     due 6/1/03 ...........................            1,772,605
   1,759,000         10.125%, senior subordinated notes,
                     due 3/15/06 ..........................            1,745,807

                                                                       3,518,412

Computer Software - 1.2%
   6,857,000       Aspen Technology, Inc., 5.25%
                     subordinated debenture, due 6/15/05+ .            3,454,214
   6,000,000       Wind River Systems, Inc., 5.00%
                     convertible subordinated notes,
                     due 8/1/02 ...........................            6,427,500

                                                                       9,881,714

Computers - Mainframe - 0.5%
   4,000,000       IBM Corp., 6.375%
                     notes, due 6/15/00 ...................            4,090,000

Computers - Memory Devices - 0.8%
   5,000,000       Veritas Software Corp., 5.25%
                     convertible subordinated notes,
                     due 11/1/04 ..........................            6,856,250

Computers - Micro - 1.0%
   8,175,000       Dell Computer Corp., 6.55%
                     senior notes, due 4/15/08 ............            8,369,156

Cosmetics and Toiletries - 0.7%
   6,000,000       Procter and Gamble Co., 5.25%
                     notes, due 9/15/03 ...................            6,082,500

Cruise Lines - 0.4%
                   Royal Caribbean Cruises, Ltd.:
   2,050,000         7.00%, senior notes, due 10/15/07 ....            2,103,813
   1,100,000         6.75%, senior notes, due 3/15/08 .....            1,104,125

                                                                       3,207,938

Distribution and Wholesale - 0.6%
   5,000,000       Aviation Sales Co., 8.125%
                     company guaranteed notes, due 2/15/08             4,550,000

Drug Delivery Systems - 0.6%
   3,765,000       ALZA Corp., 5.00%
                     convertible subordinated debentures,
                     due 5/1/06 ...........................            5,068,631

Food - Canned - 0.7%
   5,500,000       Campbell Soup Co., 4.75%
                     notes, due 10/1/03 ...................            5,465,625

See Notes to Schedules of Investments.

8  Janus Equity Funds / October 31, 1998

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Hotels and Motels - 0.3%
$  2,706,000       Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05      $      2,678,940

Internet - Software - 0.6%
   2,070,000       America Online, Inc., 4.00%
                     convertible subordinated notes,
                     due 11/15/02 .........................            5,195,700

Medical - Nursing Home - 0.2%
   1,623,000       HMH Properties, Inc., 7.875%
                     company guaranteed notes, due 8/1/08 .            1,570,253

Multimedia - 1.8%
   8,000,000       Time Warner, Inc., 8.11%
                     notes, due 8/15/06 ...................            9,030,000
                   Walt Disney Co. (The):
   3,400,000         6.375%, senior notes, due 3/30/01 ....            3,514,750
   2,500,000         6.75%, senior notes, due 3/30/06 .....            2,696,875

                                                                      15,241,625

Radio - 2.7%
   5,500,000       Chancellor Media Corp., 8.125%
                     senior subordinated notes, due 12/15/07           5,211,250
  22,500,000       Jacor Communications, Inc., zero coupon
                     convertible senior notes, due 6/12/11            16,987,500

                                                                      22,198,750

Retail - Building Products - 0.7%
   3,100,000       Home Depot, Inc., 3.25%
                     convertible subordinated notes,
                     due 10/1/01 ..........................            5,901,625

Retail - Music Store - 0.6%
   5,102,000       MTS, Inc., 9.375%
                     senior subordinated notes, due 5/1/05             4,566,290

Retail - Regional Department Stores - 0.6%
   5,000,000       Fred Meyer, Inc., 7.45%
                     company guaranteed notes, due 3/1/08 .            5,237,500

Telecommunication Services - 2.0%
  15,000,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............           14,137,500
   2,410,000       Qwest Communications International, Inc.,
                     10.875%, senior notes, due 4/1/07 ....            2,786,563

                                                                      16,924,063
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $223,288,971) .................          223,004,065
--------------------------------------------------------------------------------
Preferred Stock - 17.4%
Cable Television - 5.8%
     306,365       MediaOne Group, Inc., convertible, 4.50%           26,596,312
      97,019       TCI Pacific Communications,
                     convertible, 5.00% ...................           21,344,180

                                                                      47,940,492

Cruise Lines - 3.4%
     322,253       Royal Caribbean Cruises, Ltd.,
                     convertible, 7.25% ...................           28,499,250

Electric - Integrated - 6.7%
     684,075       Houston Industries, Inc., convertible, 7.00%       55,452,830

Radio - 1.5%
     163,570       Chancellor Media Corp., convertible, $3 00         12,410,874
--------------------------------------------------------------------------------
Total Preferred Stock (cost $127,539,473) .................          144,303,446
--------------------------------------------------------------------------------
U.S. Government Obligations - 9.9%
                   U.S. Treasury Notes:
$  2,000,000         6.625%, due 4/30/02 ..................     $      2,142,000
   9,000,000         6.625%, due 5/15/07 ..................           10,214,280
  23,275,000         6.125%, due 8/15/07 ..................           25,693,505
  41,000,000         5.625%, due 5/15/08 ..................           44,154,950
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $76,247,255) ......           82,204,735
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 6.2%
                   Ford Motor Credit Corp.
  20,000,000         5.06%, 11/6/98 .......................           19,985,944
                   Household Finance Corp.
  31,600,000         5.72%, 11/2/98 .......................           31,594,979
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $51,580,923) ............................           51,580,923
--------------------------------------------------------------------------------
U.S. Government Agency - 1.8%
                   Federal Home Loan Bank System
  15,000,000         4.81%, due 1/27/99 (cost $14,825,638)            14,826,900
--------------------------------------------------------------------------------
Total Investments (total cost $740,914,846) - 99.1% .......          822,729,028
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%          7,320,411
--------------------------------------------------------------------------------
Net Assets - 100% .........................................      $   830,049,439
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1998

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     1.1%                 $      9,015,929
Finland                                    1.0%                        8,310,016
Ireland                                    0.3%                        2,594,547
United States++                           97.6%                      802,808,536
--------------------------------------------------------------------------------
Total                                    100.0%                 $    822,729,028

++ Includes Short-Term Securities (89.5% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                        Janus Equity Funds / October 31, 1998  9

Janus | Enterprise Fund

{PHOTO]
James P. Goff
portfolio manager

For the fiscal year ended October 31, 1998, Janus Enterprise Fund returned 11.79% compared to a 6.71% gain posted by its benchmark, the S&P MidCap 400 Index.(1) These gains placed the Fund 14th out of 302 mid-cap funds tracked by Lipper Analytical Services, Inc., a mutual fund rating company, earning it a top-quartile ranking.(2)

During the period, small- and mid-cap stocks continued to linger in the shadows of their larger counterparts. The liquidity and perceived safety offered by large caps averted investors' attention from the fact that earnings growth among smaller companies has, in recent quarters, outpaced that of the larger names. However, investors' enthusiasm for all stocks was curbed late in the period as a result of a slowdown in worldwide economic growth caused by the spread of the "Asian Contagion." Effects from Asia's economic breakdown not only found their way into Russia and Brazil, but were also felt throughout Europe and the U.S.

This global turmoil substantially compressed earnings growth for U.S. companies of all shapes and sizes, particularly those with exposure to emerging economies. Even so, my objective has always been to find companies that can write their own script, where the economy and competitors are mere background noise. I believe we've been successful on this front. As corporate profits across America weakened, the earnings growth among our companies grew an average of 30%. That said, we're particularly excited about opportunities in education and technology
- areas that aided the Fund's performance.

A rise in compensation for college graduates versus high school graduates has driven an increase in demand for college degrees among working adults, which in turn boosted the earnings growth of several of our education stocks. One standout was Apollo Group, which offers accredited degree programs to adult students through subsidiaries such as the University of Phoenix. I believe Apollo is uniquely positioned to gain from these positive trends, which should continue to contribute to its strong earnings growth potential.

Turning to our technology holdings, several of our positions weathered a negative environment, especially in the semiconductor industry. Vitesse Semiconductor, the Fund's largest holding, appreciated thanks to the substantial increase in demand from the telecommunications and data communications areas that continue to be propelled by Internet traffic growth (currently doubling every 100 days). We were also impressed with results posted by Veritas Software, one of the Fund's newer technology positions and another beneficiary of Internet growth. This company designs software to help manage and store data (a flourishing business, considering the amount of data currently being generated). In fact, more data have been stored in 1998 than in the previous five years combined. Going forward, I believe Veritas should prosper as the demand for data storage continues its dramatic rise.

The Fund's performance was also influenced by its substantial weighting in media stocks, which

Portfolio Profile                           October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Equities                                               96.4%               98.3%
  Foreign                                              10.2%               18.3%
Top 10 Equities (% of Assets)                          48.6%               41.4%
Number of Stocks                                          43                  79
Cash & Cash Equivalents                                 3.6%                1.7%
--------------------------------------------------------------------------------
Top 5 Industries                            October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Radio                                                  13.5%                5.5%
Schools                                                10.6%                2.9%
Circuits                                                8.5%                1.0%
Medical - Drugs                                         5.5%                0.3%
Retail - Restaurants                                    4.7%                7.8%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                      October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Vitesse Semiconductor Corp.                             8.5%                  --
Apollo Group, Inc. - Class A                            7.6%                2.9%
PizzaExpress PLC                                        4.7%                5.5%
Heftel Broadcasting
  Corp. - Class A                                       4.3%                1.6%
VERITAS Software Corp.                                  4.3%                  --
Jacor Communications, Inc.                              4.1%                  --
Paychex, Inc.                                           4.0%                3.4%
Sofamor Danek Group, Inc.                               4.0%                2.0%
Omnicare, Inc.                                          3.9%                4.0%
HealthCare Financial Partners, Inc.                     3.2%                0.3%
--------------------------------------------------------------------------------
(1)  Both returns include reinvested dividends.

(2) A mid-cap fund is defined by Lipper as "a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $5 billion at the time of purchase." As of October 31, 1998, Janus Enterprise Fund ranked 31/101 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

10  Janus Equity Funds / October 31, 1998
produced strong results in the first half before being somewhat restrained by concerns of a potential economic recession late in the period. However, more so than a strong economy, our companies are driven by the consolidation of this industry, which benefits their revenues and expenses. Therefore, my outlook remains positive for our positions in Chancellor Media, Univision Communications, Jacor Communications, and Heftel Broadcasting.

In an attempt to make the Fund more recession proof, we liquidated several disappointing cyclical or economically sensitive growth stocks, including Fastenal, Littlefuse and Barnett. And despite impressive earnings growth, Healthcare Financial Partners, a financing company for healthcare service providers, declined on negative perceptions surrounding most financial-related companies. Nonetheless, we remain impressed with its solid business fundamentals and have, in fact, increased our position in the stock.

Despite the volatility that recently rocked the financial markets, I remind you that interest rates and earnings are what ultimately drive stock prices. The good news for stocks is that interest rates are low and trending lower. Even so, it's critical that we continue to uncover names we believe can triumph during good times and bad. As always, we're confident our dedication and intense research will lead us to these companies.

Thank you for your investment in Janus Enterprise Fund.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P 400 MidCap Index. Janus Enterprise Fund is represented by a shaded area of green. The S&P 400 MidCap Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1998. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($27,275) as compared to the S&P 400 MidCap Index ($26,014).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 11.79%
Five Year, 13.34%
Since 9/1/92*, 17.68%

Janus Enterprise Fund - $27,295

S&P MidCap 400 Index - $26,014

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 96.4%
Advertising Sales - 2.6%
     215,210       HA-LO Industries, Inc.* ................     $      6,079,682
     393,145       Outdoor Systems, Inc.* .................            8,673,762

                                                                      14,753,444

Advertising Services - 1.4%
     222,105       Snyder Communications, Inc.* ...........            7,926,372

Aerospace and Defense Equipment - 1.1%
     185,425       Orbital Sciences Corp.* ................            6,119,025

Airlines - 1.4%
     261,866       Ryanair Holdings PLC (ADR)* ............            7,692,314

Audio and Video Products - 2.0%
     200,000       Gemstar International Group, Ltd.* .....           10,925,000

Cable Television - 2.0%
     139,940       Adelphia Communications Corp. - Class A*            5,265,242
     105,605       Comcast Corp. - Special Class A ........            5,214,247
      16,670       TCA Cable TV, Inc. .....................              461,551

                                                                      10,941,040

Cellular Telecommunications - 1.3%
     568,585       Crown Castle International Corp.* ......            7,320,532

Circuits - 8.5%
   1,476,925       Vitesse Semiconductor Corp.* ...........           47,630,831

Commercial Banks - 4.5%
       8,825       M & T Bank Corp. .......................     $      4,399,262
     224,795       Star Banc Corp. ........................           17,000,122
      63,885       U.S. Trust Corp. .......................            4,068,676

                                                                      25,468,060

Computer Services - 4.0%
     446,803       Paychex, Inc. ..........................           22,228,449

Computers - Integrated Systems - 0.5%
      61,915       Equant N.V. - New York Shares* .........            2,708,781

Computers - Memory Devices - 4.3%
     475,955       VERITAS Software Corp.* ................           23,857,244

Electric - Generation - 0.9%
     128,170       AES Corp.* .............................            5,246,959

Finance - Investment Bankers/Brokers - 1.3%
     151,092       Charles Schwab Corp. ...................            7,242,973

Finance - Other Services - 3.2%
     585,427       HealthCare Financial Partners, Inc.* ...           17,928,702

Human Resources - 1.4%
     772,687       Capita Group PLC** .....................            7,796,464

Internet Software - 3.3%
     101,445       America Online, Inc.* ..................           12,889,855
     131,345       Lycos, Inc.* ...........................            5,335,891

                                                                      18,225,746
See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  11

Janus | Enterprise Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 5.5%
     227,994       MedImmune, Inc.* .......................     $     15,332,597
     229,130       Sepracor, Inc.* ........................           15,724,046

                                                                      31,056,643

Medical - Generic Drugs - 1.0%
      96,615       Watson Pharmaceuticals, Inc.* ..........            5,374,209

Medical Instruments - 4.0%
     216,770       Sofamor Danek Group, Inc.* .............           22,029,251

Music/Clubs - 1.4%
     244,050       SFX Entertainment, Inc. - Class A* .....            7,718,081

Networking Products - 1.1%
      75,000       Broadcom Corp. - Class A* ..............            6,220,313

Pharmacy Services - 3.9%
     634,835       Omnicare, Inc. .........................           21,941,485

Radio - 13.5%
     386,600       Chancellor Media Corp.* ................           14,835,775
     299,275       Clear Channel Communications, Inc.* ....           13,635,717
     584,230       Heftel Broadcasting Corp. - Class A* ...           24,026,459
     419,230       Jacor Communications, Inc.* ............           23,057,650

                                                                      75,555,601

Resorts and Theme Parks - 1.4%
     349,195       Premier Parks, Inc.* ...................            7,747,764

Retail - Drug Store - 2.0%
     243,595       CVS Corp. ..............................           11,129,247

Retail - Internet - 0.4%
      20,210       Amazon.com, Inc.* ......................            2,555,302

Retail - Pubs - 2.2%
   3,653,369       J.D. Wetherspoon PLC** .................           12,114,228

Retail - Restaurants - 4.7%
   2,088,139       PizzaExpress PLC** .....................           26,577,249

Schools - 10.6%
   1,319,506       Apollo Group, Inc. - Class A* ..........           42,389,130
     200,000       EduTrek International, Inc.* ...........            1,450,000
     514,160       ITT Educational Services, Inc.* ........           15,264,125

                                                                      59,103,255

Television - 1.0%
     186,635       Univision Communications, Inc. - Class A*           5,505,733
--------------------------------------------------------------------------------
Total Common Stock (cost $417,346,125) ....................          538,640,297
--------------------------------------------------------------------------------
Repurchase Agreement - 6.8%
$ 38,300,000       ABN AMRO Securities, Inc.,
                     5.72%, dated 10/30/98, maturing
                     11/2/98, to be repurchased at
                     $38,318,256 collateralized by
                     $19,174,007 in Fannie Mae, 0%-13.00%,
                     11/1/98-9/25/28; $17,508,975 in
                     Freddie Mac, 0%-9.00%, 11/9/98-
                     8/15/28; $39,588 in Sallie Mae,
                     4.947%, 11/10/98; $30,946,929 in
                     Government National Mortgage
                     Association, 4.50%- 10.50%,
                     6/15/13-9/20/28; $714,046 in Federal
                     Farm Credit, 5.63%-8.16%,
                     9/5/00-10/7/09; $2,862,125 in Federal
                     Home Loan Bank System, 1.70%-6.135%,
                     11/6/98-8/21/28; $216,210 in
                     Tennessee Valley Authority, 0%,
                     5/1/13; with respective values of
                     $13,471,516, $13,395,194, $40,066,
                     $22,150,438, $784,062, $2,920,415,
                     and $9,486 (cost $38,300,000) ........     $     38,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $455,646,125) - 103.2% ......          576,940,297
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.2%)     (17,940,956)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    558,999,341
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Ireland                                    1.4%                 $      7,692,314
Netherlands                                0.5%                        2,708,781
United Kingdom                             8.0%                       46,487,941
United States++                           90.1%                      520,051,261
--------------------------------------------------------------------------------
Total                                    100.0%                 $    576,940,297

++Includes Short-Term Securities (83.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1998

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold      Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/7/99             12,500,000         $20,765,000       $188,750
--------------------------------------------------------------------------------
Total                                               $20,765,000       $188,750

See Notes to Schedules of Investments.

12  Janus Equity Funds / October 31, 1998

                                                      Janus | Equity Income Fund

[PHOTO]
Blaine P. Rollins
portfolio manager

For the fiscal year ended October 31, 1998, Janus Equity Income Fund returned 19.21%, while the Standard & Poor's 500 Index gained 22.01%.(1) Despite underperforming its benchmark, the Fund achieved top-quartile performance, ranking 10th out of 214 equity income funds tracked by Lipper Analytical Services, Inc., a mutual fund rating company.(2)

While this has been a difficult year for many investors, our research team has excelled at uncovering some of the best investment opportunities out there. Without the team's tireless efforts, including spending a great deal of time on the road researching companies (their managements, competitors, suppliers and customers), the gains we achieved would not have been possible.

While the market's volatility and economic backdrop has changed in recent months, my strategy for running the Fund has not. I am still focused on achieving the highest returns possible with below-average volatility, while investing 61% of the portfolio in income-producing securities. The Fund is constructed on a bottom-up basis, security by security. It is my intent to assemble a portfolio of the best companies I can find that have the following attributes: top-line growth, strong earnings potential, improving returns on capital, growing free cash flow, and managements that reinvest their cash back into their companies.

Looking back on our successes during the year, we see many highlights, particularly in the cable industry. Janus' exceptional work on cable enabled the Fund to invest early in companies such as Time Warner (via the Houston Industries convertible preferred stock), Comcast, Tele-Communications, Inc., and MediaOne Group. Since investing in these companies, it has become clearer that new value-added services including digital cable, telephony and Internet modem services will likely accelerate their free cash flow.

Among my favorite cable stocks is Time Warner, a company that encapsulates many of the attributes we look for in an ideal investment. To summarize Time Warner's story in three quick terms: cable, content and cash flow. Not only is this company positioned to benefit from rising cable valuations, but, more importantly, from the increasing number of media distribution outlets and demand for superior programming content. Few companies have either a better existing library or lineup of current artists and creators than Time Warner. With its cable and content hitting the fundamentals, Time Warner should begin to gush free cash flow over the next three years, which it will likely use to increase shareholder value by paying down debt and repurchasing stock.

Another highlight was Dell Computer, which continued to exceed all expectations, posting a 227% gain for the 12-month period. Its direct model business of desktop, laptop and server manufacturing has quickly set the standard for all manufacturing industries. Because it manufactures and ships its products within hours of taking orders over the Internet, phone or fax, Dell has very little raw material or finished inventory needs and thus produces returns on capital significantly above its competitors. In fact, for the last quarter reported, Dell produced a return of $2.17 for every dollar of invested capital. This incredible return on invested capital has allowed it to generate substantial free cash flow and repurchase nearly 1.5% of its shares outstanding in each of the last two quarters.

                                                        (continued on next page)

Portfolio Profile                           October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Equities                                               61.6%               87.6%
Fixed-Income Securities
  Investment-Grade
    Corporate Bonds                                     0.7%                0.8%
  High-Yield/High-Risk
    Corporate Bonds                                     9.5%                  --
  Preferred Stock                                      21.6%                6.5%
Top 10 Equities/Preferred
  (% of Assets)                                        40.7%               23.7%
Number of Stocks                                          42                 111
Cash & Cash Equivalents                                 6.6%                5.1%
--------------------------------------------------------------------------------
Top 5 Industries                             October 31,1998    October 31, 1997
--------------------------------------------------------------------------------
Cable Television                                       15.1%                4.5%
Computer Software                                       7.4%                4.2%
Electric - Integrated                                   7.0%                  --
Cruise Lines                                            6.6%                3.8%
Radio                                                   5.7%                  --
--------------------------------------------------------------------------------
Top 10 Equity/Preferred Holdings            October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Houston Industries, Inc., convertible, 7.00%            7.0%                2.0%
Dell Computer Corp.                                     5.0%                1.2%
Comcast Corp. - Special Class A                         4.8%                  --
Bank of New York Co., Inc.                              4.3%                0.6%
MediaOne Group, Inc., convertible, 4.50%                4.3%                  --
TCI Pacific Communications, convertible, 5.00%          4.0%                2.3%
Royal Caribbean Cruises, Ltd.,
  convertible, 7.25%                                    3.7%                0.5%
Charles Schwab Corp.                                    2.6%                1.9%
Chancellor Media Corp., convertible, $3.00              2.6%                  --
Dionex Corp.                                            2.5%                3.1%
--------------------------------------------------------------------------------
(1)  Both returns include reinvested dividends.

(2) An equity income fund is defined by Lipper as "a fund which seeks relatively high current income and growth of income through investing 60% or more of its portfolio in equities." Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 1998  13

Another area that did well for the Fund was pharmaceuticals. Beyond posting solid gains during the period, our convertible bond position in Alza should continue to appreciate following the release of Ditropan, its new urinary incontinence drug. Ditropan has proven extremely effective in clinical trials and will likely benefit from the growing acceptance of incontinence drugs.

Unfortunately, not all of our stocks met our expectations. Some of the Fund's media positions were bruised by fears of a possible economic recession, including Univision Communications, a Spanish TV broadcasting company, and Heftel Broadcasting, a Spanish-language radio broadcaster. Hispanic advertising, however, is growing at twice the rate of all ad spending. Therefore, our outlook for these companies remains positive, and we continue to hold on to their stocks.

Our cruise ship companies, Royal Caribbean Cruises and Carnival Corporation, also declined on fears related to economic turbulence. Even so, the business fundamentals for both companies remain strong. Going forward, we look for them to benefit from the increasing popularity of cruise-based vacations, which continue to take share away from land-based vacations as a result of the greater affordability and higher customer satisfaction. Furthermore, the addition of newer, more-profitable ships to these companies' fleets should improve margins, returns on capital and cash flow generation.

While 1998 was a great year for many of our companies, I expect many others to exceed our own high projections in 1999. As always, your continued investment in Janus Equity Income Fund is greatly appreciated.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Equity Income Fund and the S&P 500 Index. Janus Equity Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through October 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Equity Income Fund ($17,468) as compared to the S&P 500 Index ($17,074).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 19.21%
Since 6/28/96*, 27.00%

Janus Equity Income Fund - $17,468

S&P 500 Index - $17,074

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 61.6%
Cable Television - 5.3%
      31,045       Adelphia Communications Corp. - Class A*     $      1,168,068
     193,509       Comcast Corp. - Special Class A ........            9,554,507

                                                                      10,722,575

Chemicals - Diversified - 0.7%
      65,545       Solutia, Inc. ..........................            1,437,893

Circuits - 5.1%
      72,685       Linear Technology Corp. ................            4,333,843
     133,490       Maxim Integrated Products, Inc.* .......            4,763,924
      43,095       SIPEX Corp.* ...........................            1,195,886

                                                                      10,293,653

Commercial Banks - 3.0%
       3,185       M & T Bank Corp. .......................            1,587,723
      30,150       Star Banc Corp. ........................            2,280,094
      33,405       U.S. Trust Corp. .......................            2,127,481

                                                                       5,995,298

Computer Software - 4.3%
      45,705       Microsoft Corp.* .......................            4,839,017
      85,030       Wind River Systems, Inc.* ..............            3,725,377

                                                                       8,564,394


Computers - Integrated Systems - 1.0%
      94,075       Cadence Design Systems, Inc.* ..........     $      2,010,853

Computers - Micro - 5.0%
     153,770       Dell Computer Corp.* ...................           10,091,156

Cruise Lines - 2.9%
     122,955       Carnival Corp. .........................            3,980,668
      62,918       Royal Caribbean Cruises, Ltd. ..........            1,753,839

                                                                       5,734,507

Electronic Components - Semiconductors - 1.0%
      29,895       Texas Instruments, Inc. ................            1,911,412

Finance - Investment Bankers/Brokers - 2.6%
     110,735       Charles Schwab Corp. ...................            5,308,359

Finance - Other Services - 1.5%
      57,280       Newcourt Credit Group, Inc. ............            1,866,179
      31,870       Newcourt Credit Group, Inc. ............
                   - New York Shares ......................            1,047,726

                                                                       2,913,905

Human Resources - 1.6%
      78,722       Robert Half International, Inc.* .......            3,158,720

Instruments - Scientific - 2.5%
     187,315       Dionex Corp.* ..........................            4,987,262

See Notes to Schedules of Investments.

14  Janus Equity Funds / October 31, 1998

                                                      Janus | Equity Income Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 5.3%
      17,650       American Home Products Corp. ...........     $        860,437
      24,515       Pfizer, Inc. ...........................            2,630,766
      28,000       Schering-Plough Corp. ..................            2,880,500
      54,800       Warner-Lambert Co. .....................            4,294,950

                                                                      10,666,653

Medical Instruments - 0.8%
      24,915       Medtronics, Inc. .......................            1,619,475

Money Center Banks - 4.3%
     270,410       Bank of New York Co., Inc. .............            8,534,816

Multimedia - 1.2%
      66,825       Meredith Corp. .........................            2,472,525

Networking Products - 2.2%
      70,837       Cisco Systems, Inc.* ...................            4,462,731

Optical Supplies - 1.1%
      34,025       Allergan, Inc. .........................            2,124,436

Property and Casualty Insurance - 0.8%
      48,735       Mutual Risk Management, Ltd. ...........            1,647,852

Radio - 1.7%
      82,930       Heftel Broadcasting Corp. - Class A* ...            3,410,496

Retail - Discount - 2.4%
      85,895       Costco Companies, Inc.* ................            4,874,541

Retail - Regional Department Stores - 1.1%
      41,392       Fred Meyer, Inc.* ......................            2,206,711

Super-Regional Banks - 0.7%
      18,715       Northern Trust Corp. ...................            1,380,231

Telecommunication Equipment - 1.4%
      30,150       Nokia Oyj (ADR) - Class A ..............            2,805,834

Television - 2.1%
     145,368       Univision Communications, Inc. - Class A*           4,288,356
--------------------------------------------------------------------------------
Total Common Stock (cost $104,651,875) ....................          123,624,644
--------------------------------------------------------------------------------
Corporate Bonds - 10.2%
Cable Television - 1.5%
$  1,150,000       Adelphia Communications Corp., 8.375%
                     senior notes, due 2/1/08 .............            1,147,125
   1,865,000       Classic Cable, Inc., 9.875%
                     senior subordinated notes, due 8/1/08+            1,878,988

                                                                       3,026,113

Casino Hotels - 0.2%
                   Station Casinos, Inc.:
     155,000       9.625%, senior subordinated notes,
                     due 6/1/03 ...........................              153,838
     154,000       10.125%, senior subordinated notes,
                     due 3/15/06 ..........................              152,845

                                                                         306,683

Computer - Memory Devices - 0.2%
     250,000       Veritas Software Corp., 5.25%
                     convertible subordinated notes,
                     due 11/1/04 ..........................              342,813

Computer Software - 3.7%
   4,647,000       Aspen Technology, Inc., 5.25%
                     subordinated debenture, due 6/15/05+ .            2,340,926
   4,815,000       Wind River Systems, Inc., 5.00%
                     convertible subordinated notes,
                     due 8/1/02 ...........................            5,158,069

                                                                       7,498,995

Drug Delivery Systems - 1.3%
$  2,000,000       ALZA Corp., 5.00%
                     convertible subordinated debentures,
                     due 5/1/06 ...........................     $      2,692,500

Hotels and Motels - 0.1%
     235,000       Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05               232,650

Internet Software - 1.0%
     815,000       America Online, Inc., 4.00%, convertible
                     subordinated notes, due 11/15/02 .....            2,045,650

Medical - Nursing Home - 0.1%
     142,000       HMH Properties, Inc., 7.875%
                     company guaranteed notes, due 8/1/08 .              137,385

Radio - 1.4%
   3,610,000       Jacor Communications, Inc., zero coupon
                     convertible senior notes, due 6/12/11             2,725,550

Retail - Building Products - 0.7%
     725,000       Home Depot, Inc., 3.25%, convertible
                     subordinated notes, due 10/1/01 ......            1,380,219

Retail - Music Store - 0%
      95,000       MTS, Inc., 9.375%
                     senior subordinated notes, due 5/1/05                85,025
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $21,178,162) ..................           20,473,583
--------------------------------------------------------------------------------
Preferred Stock - 21.6%
Cable Television - 8.3%
      98,157       MediaOne Group, Inc., convertible, 4.50%            8,521,255
      36,598       TCI Pacific Communications,
                     convertible, 5.00% ...................            8,051,560
                                                                      16,572,815
Cruise Lines - 3.7%
      83,645       Royal Caribbean Cruises, Ltd.,
                     convertible, 7.25% ...................            7,397,355
Electric - Integrated - 7.0%
     173,550       Houston Industries, Inc.,
                     convertible, 7.00% ...................           14,068,397
Radio - 2.6%
      69,616       Chancellor Media Corp., convertible, $3 00          5,282,114
--------------------------------------------------------------------------------
Total Preferred Stock (cost $40,325,566) ..................           43,320,681
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  15

Janus | Equity Income Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Repurchase Agreement - 5.5%
 $11,100,000       ABN AMRO Securities, Inc.,
                     5.72%, dated 10/30/98, maturing
                     11/2/98, to be repurchased at
                     $11,105,291 collateralized by
                     $5,556,958 in Fannie Mae, 0%-13.00%,
                     11/1/98-9/25/28; $5,074,403 in
                     Freddie Mac, 0%-9.00%,
                     11/9/98-8/15/28; $11,476 in Sallie
                     Mae, 4.947%, 11/10/98; $8,968,953 in
                     Government National Mortgage
                     Association, 4.50%-10.50%, 6/15/13-
                     9/20/28; $206,943 in Federal Farm
                     Credit, 5.63%-8.16%, 9/5/00-10/7/09;
                     $829,493 in Federal Home Loan Bank
                     System, 1.70%-6.135%,
                     11/6/98-8/21/28; $62,661 in Tennessee
                     Valley Authority, 0%, 5/1/13; with
                     respective values of $3,094,278,
                     $3,882,158, $11,612, $6,419,579,
                     $227,235, $846,387, and $2,749 (cost
                     $11,100,000) .........................     $     11,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $177,255,603) - 98.9% .......          198,518,908
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%          2,262,760
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    200,781,668
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     1.5%                 $      2,913,905
Finland                                    1.4%                        2,805,834
United States++                           97.1%                      192,799,169
--------------------------------------------------------------------------------
Total                                    100.0%                 $    198,518,908

++Includes Short-Term Securities (91.5% excluding Short-Term Securities)

See Notes to Schedules of Investments.

16  Janus Equity Funds / October 31, 1998

                                                  Janus | Growth and Income Fund

[PHOTO]
David J. Corkins
portfolio manager

Your fund performed well this past fiscal year, gaining 16.73% for the period ended October 31, 1998. This placed it 175th out of 726, or in the top 24%, of all growth and income funds tracked by Lipper Analytical Services, Inc., a mutual fund rating company.(2) While we were able to achieve top-quartile performance relative to our competitors, we lagged the return of the S&P 500 Index of 22.01%.(1)

Substantial volatility has marked global capital markets this past year. The S&P 500 Index moved 30% from its lows to highs. So how does this impact your investment? Such volatility creates a very attractive environment for fundamentally driven investors like Janus. This is a stock-picker's market. We are able to take advantage of this volatility and invest in well-managed, high-return businesses selling at attractive prices. We are looking for companies with significant growth opportunities in the next few years that are not fully appreciated by the market. This strategy emulates Wayne Gretzky's, who said, "Go to where the puck is going to be, not to where it is."

We  selectively  added to many of our  positions,  especially  in the  cable and pharmaceutical areas. Our positions in Time Warner, Comcast and Cox Communications all posted exceptional gains during the year. Let me reiterate our two main reasons why we maintain our cable investments: network upgrades are nearing completion, meaning substantial increases in free cash flow, and, at the same time, new services are garnering additional revenue. During recent visits to several cable firms, I was able to test these new value-added services: digital tiers, enhanced video, faster Internet access, cheaper phone service, all channeled into the household through a single cable wire. We remain optimistic about the prospects for cable, as corporate leaders such as Microsoft and AT&T continue to invest in the industry.

Strong product pipelines, high returns on capital and declining interest rates have also lead our pharmaceutical stocks to outperform. Pfizer remains a standout in this group as it is the marketing partner of choice in the sector. We believe the stock can continue to gain ground on optimism surrounding a new arthritis drug known as Celebrex, which it co-markets with Monsanto; this drug has higher efficacy and lower side effects than other current arthritis treatments. We have maintained our position in Warner-Lambert, another stellar performer, and have built new positions in Merck & Co. and Pharmacia & Upjohn.

Technology was another sector that performed well for us this past year. In fast-moving sectors like technology, I focus on excellent management and competitive position. Industry leaders Dell Computer, Microsoft and Cisco Systems continued to out-execute competitors and generate substantial wealth for shareholders. I also added a sizable investment in America Online, an extremely attractive franchise with a huge subscriber base and attractive business model.

We did have some disappointments toward the end of the year. Monsanto declined in value after calling off its merger with American Home Products. Management also failed to meet earnings targets. I look for long-term value, but also for companies to deliver decent results in the near term. Even Alice, after listening to the Queen lecture her about "jam

                                                        (continued on next page)

Portfolio Profile                           October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Equities                                               74.7%               91.2%
  Foreign                                               5.6%                8.0%
  European                                              4.2%                7.8%
Fixed-Income Securities
  High-Yield/High-Risk
    Corporate Bonds                                     2.6%                  --
Preferred Stock                                         6.6%                1.2%
Top 10 Equities (% of Assets)                          28.7%               33.9%
Number of Stocks                                          72                  64
Cash & Cash Equivalents                                16.1%                7.6%
--------------------------------------------------------------------------------
Top 5 Industries                            October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Medical - Drugs                                        14.2%               10.3%
Cable Television                                       12.5%                1.1%
Diversified Operations                                  4.7%                6.4%
Multimedia                                              4.5%                2.7%
Computer Software                                       3.9%                4.8%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                      October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Time Warner, Inc.                                       3.8%                2.7%
Comcast Corp. - Special Class A                         3.7%                  --
Warner-Lambert Co.                                      3.4%                4.0%
Dell Computer Corp.                                     3.3%                3.0%
Microsoft Corp.                                         3.0%                2.3%
General Electric Co.                                    2.7%                2.6%
Pfizer, Inc.                                            2.5%                3.3%
MCI WorldCom, Inc.                                      2.4%                  --
Tyco International, Ltd.                                2.0%                  --
Cox Communications, Inc.                                1.9%                  --
--------------------------------------------------------------------------------
(1)  Both returns include reinvested dividends.

(2) Lipper Analytical Services, Inc. defines a growth and income fund as one that "combines a growth of earnings orientation and an income requirement for level and/or rising dividends." As of October 31, 1998, Janus Growth and Income Fund ranked 23/296 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 1998  17
tomorrow," finally retorted "It must come sometimes to jam today." Accordingly, I substantially reduced our holding.

Some of our financial services picks declined in sympathy with global market weakness. I trimmed positions, but believe these stocks can recover with increased earnings and capital management next year. Fears of a recession also caused Porsche's stock to drop substantially, although its earnings beat expectations. Porsche continues to improve its manufacturing processes, enjoying huge demand and a brand-name franchise.

The performances of our cable, pharmaceutical and technology stocks demonstrate that Mae West was right when she said, "Too much of a good thing can be wonderful." While these dynamic industries make up a large part of the portfolio, we're still committed to mitigating volalility. Accordingly, I flattened the position sizes of many holdings and increased the weighting of convertible preferred stocks that offer higher yields and downside protection.

Global political and economic turmoil has created uncertainty, but also opportunity. Our goals going forward remain top-quartile performance and Index-beating returns with lower volatility. Even so, I take no solace in meeting only half of these goals this past year. However, I remain excited about many of the great companies we've uncovered. The research team at Janus is energized to continue to do what we do best: intensive fundamental research to find great growth investments.

Thank you for your continued investment in Janus Growth and Income Fund.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($38,801) as compared to the S&P 500 Index ($35,806).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 16.73%
Five Year, 20.01%
Since 5/15/91*, 19.94%

Janus Growth and Income Fund - $38,801

S&P 500 Index - $35,806

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 74.7%
Advertising Sales - 1.0%
   1,300,000       Outdoor Systems, Inc.* .................     $     28,681,250

Agricultural Biotechnology - 0.2%
     171,985       Monsanto Co. ...........................            6,986,891

Agricultural Operations - 1.3%
   1,101,000       Delta and Pine Land Co. ................           36,745,875

Automotive - Cars and Light Trucks - 1.0%
     300,000       Ford Motor Co. .........................           16,275,000
     283,916       Renault S.A.** .........................           12,134,525

                                                                      28,409,525

Beverages - Non-Alcoholic - 1.2%
     912,035       Coca-Cola Enterprises, Inc. ............           32,890,262

Broadcast Services and Programming - 0.8%
     600,000       Tele-Communications Liberty Media
                   Group, Inc. - Class A* .................           22,837,500

Cable Television - 9.1%
   2,098,220       Comcast Corp. - Special Class A ........          103,599,612
   1,000,000       Cox Communications, Inc. - Class A* ....           54,875,000
     930,000       MediaOne Group, Inc.* ..................           39,350,625
     400,000       Tele-Communications, Inc. - Class A* ...           16,850,000
   2,300,000       Tele-Communications TCI Ventures
                   Group - Class A* .......................           42,837,500

                                                                     257,512,737

Cellular Telecommunications - 0.4%
   1,639,605       Telecom Italia S.p.A.** ................     $     11,856,151

Chemicals - Diversified - 0.5%
     600,000       Solutia, Inc. ..........................           13,162,500

Chemicals - Specialty - 0.3%
     339,060       Cytec Industries, Inc.* ................            8,137,440

Circuits - 0.2%
     141,630       Maxim Integrated Products, Inc.* .......            5,054,421

Commercial Banks - 2.5%
     525,000       Firstar Corp. ..........................           29,793,750
     551,000       Star Banc Corp. ........................           41,669,375

                                                                      71,463,125

Computer Software - 3.9%
     790,000       Microsoft Corp.* .......................           83,641,250
     600,000       Wind River Systems, Inc.* ..............           26,287,500

                                                                     109,928,750

Computers - Integrated Systems - 0.2%
     225,590       Cadence Design Systems, Inc.* ..........            4,821,986

Computers - Micro - 3.2%
   1,400,000       Dell Computer Corp.* ...................           91,875,000

Cruise Lines - 1.0%
   1,000,000       Royal Caribbean Cruises, Ltd. ..........           27,875,000

See Notes to Schedules of Investments.

18  Janus Equity Funds / October 31, 1998

                                                  Janus | Growth and Income Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Diversified Financial Services - 0.7%
     400,000       Citigroup, Inc. ........................     $     18,825,000

Diversified Operations - 4.7%
     865,000       General Electric Co. ...................           75,687,500
     900,000       Tyco International, Ltd. ...............           55,743,750

                                                                     131,431,250

Electronic Components - Semiconductors - 0.7%
     150,000       Intel Corp. ............................           13,378,125
     136,345       Texas Instruments, Inc. ................            8,717,558

                                                                      22,095,683

Finance - Consumer Loans - 0.8%
     589,140       Household International, Inc. ..........           21,540,431

Finance - Investment Bankers/Brokers - 0.9%
     500,000       Charles Schwab Corp. ...................           23,968,750

Finance - Mortgage Loan Banker - 1.3%
     500,000       Fannie Mae .............................           35,406,250

Finance - Other Services - 1.4%
     482,879       Newcourt Credit Group, Inc. ............           15,732,171
     700,000       Newcourt Credit Group, Inc. ............
                   - New York Shares ......................           23,012,500

                                                                      38,744,671

Internet Content - 0.4%
     250,000       At Home Corp. - Class A* ...............           11,062,500

Internet Software - 1.6%
     350,000       America Online, Inc.* ..................           44,471,875

Life and Health Insurance - 1.0%
     393,450       SunAmerica, Inc. .......................           27,738,225

Medical - Drugs - 14.2%
     551,660       American Home Products Corp. ...........           26,893,425
     806,147       Astra A.B. - Class A** .................           13,045,847
     410,000       Bristol-Myers Squibb Co. ...............           45,330,625
     465,000       Eli Lilly and Co. ......................           37,635,937
     228,215       Merck & Co., Inc. ......................           30,866,079
     660,320       Pfizer, Inc. ...........................           70,860,590
     900,000       Pharmacia & Upjohn, Inc. ...............           47,643,750
     305,000       Schering-Plough Corp. ..................           31,376,875
   1,235,000       Warner-Lambert Co. .....................           96,793,125

                                                                     400,446,253

Money Center Banks - 1.4%
     470,000       BankAmerica Corp. ......................           26,995,625
      49,708       UBS A.G ................................           13,637,558

                                                                      40,633,183

Multi-Line Insurance - 0.9%
      74,530       American Bankers Insurance Group, Inc. .            3,330,559
     623,489       Assicurazioni Generali** ...............           22,235,805

                                                                      25,566,364

Multimedia - 4.5%
     700,000       CBS Corp. ..............................           19,556,250
   1,150,000       Time Warner, Inc. ......................          106,734,375

                                                                     126,290,625

Networking Products - 1.9%
     860,000       Cisco Systems, Inc.* ...................           54,180,000

Oil Companies - Integrated - 0.4%
     499,680       Conoco, Inc. - Class A* ................     $     12,429,540

Optical Supplies - 0.4%
     163,175       Allergan, Inc. .........................           10,188,239

Pharmacy Services - 0.5%
     450,000       Omnicare, Inc. .........................           15,553,125

Radio - 1.3%
     500,000       Chancellor Media Corp.* ................           19,187,500
     420,000       Heftel Broadcasting Corp. - Class A* ...           17,272,500

                                                                      36,460,000

Retail - Building Products - 1.0%
     670,000       Home Depot, Inc. .......................           29,145,000

Retail - Discount - 1.4%
     700,000       Costco Companies, Inc.* ................           39,725,000

Retail - Regional Department Stores - 1.8%
     950,000       Fred Meyer, Inc.* ......................           50,646,875

Super-Regional Banks - 1.2%
     950,380       U.S. Bancorp ...........................           34,688,870

Telecommunication Equipment - 1.1%
     215,000       Lucent Technologies, Inc. ..............           17,240,312
     138,880       Nokia Oyj (ADR) - Class A ..............           12,924,520

                                                                      30,164,832

Telephone - Long Distance - 2.4%
   1,206,235       MCI WorldCom, Inc.* ....................           66,644,484
--------------------------------------------------------------------------------
Total Common Stock (cost $1,613,093,577) ..................        2,106,285,438
--------------------------------------------------------------------------------
Corporate Bonds - 2.6%
Cable Television - 0.3%
$  1,249,000       Mediacom L.L.C., 8.50%
                     senior notes, due 4/15/08 ............            1,236,510
   5,985,000       Rifkin Acquisition Partners, L.P., 11.125%
                     senior subordinated notes, due 1/15/06            6,433,875

                                                                       7,670,385

Casino Hotels - 0.2%
   3,000,000       Sun International Hotels, Ltd., 9.00%
                     company guaranteed notes, due 3/15/07             3,052,500
   4,000,000       Venetian Casino Resort, 12.25%
                     company guaranteed notes, due 11/15/04            3,560,000

                                                                       6,612,500

Distribution and Wholesale - 0.2%
   6,000,000       Aviation Sales Co., 8.125%
                     company guaranteed notes, due 2/15/08             5,460,000

Food - Retail - 0.1%
   4,000,000       Marsh Supermarkets, Inc., 8.875%
                     company guaranteed notes, due 8/1/07 .            3,960,000

Gambling - Non Hotel Casinos - 0.1%
   3,000,000       Lady Luck Gaming Corp., 11.875%
                     first mortgage notes, due 3/1/01 .....            2,973,750

Hotels and Motels - 0.3%
   4,000,000       Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05             3,960,000
   4,000,000       Host Marriott Corp., 9.50%
                     senior notes, due 5/15/05 ............            4,110,000

                                                                       8,070,000

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  19

Janus | Growth and Income Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 0.1%
$  3,000,000       Haynes International, Inc. 11.625%
                     senior notes, due 9/1/04 .............     $      3,000,000

Music/Clubs - 0.1%
   4,000,000       Selmer Co., Inc., 11.00%
                     senior subordinated notes, due 5/15/05            4,120,000

Radio - 0.1%
   3,000,000       Chancellor Media Corp., 8.125%
                     senior subordinated notes, due 12/15/07           2,842,500

Recreational Centers - 0.1%
   2,000,000       Bally Total Fitness Holding Corp., 9.875%
                     senior subordinated notes, due 10/15/07           1,835,000

Retail - Diversified - 0.1%
   2,000,000       Eye Care Centers of America, Inc., 9.125%
                     senior subordinated notes, due 5/1/08+            1,720,000

Retail - Regional Department Stores - 0.4%
  10,000,000       Fred Meyer, Inc., 7.45%
                     company guaranteed notes, due 3/1/08 .           10,475,000

Steel - Producers - 0%
   1,000,000       Weirton Steel Corp., 11.375%
                     senior notes, due 7/1/04 .............              867,500

Telecommunication Services - 0.5%
   5,000,000       Global Crossing Holding, Ltd., 9.625%
                     senior notes, due 5/15/08+ ...........            4,887,500
  10,000,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............            9,425,000

                                                                      14,312,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $77,671,528) ..................           73,919,135
--------------------------------------------------------------------------------
Preferred Stock - 6.6%
Automotive - Cars and Light Trucks - 1.2%
      18,934       Porsche A.G.** .........................           33,496,794

Automotive - Truck Parts and Equipment - 0.7%
     324,872       Federal-Mogul Financial Trust, 7.00% ...           19,370,493

Cable Television - 3.1%
     554,875       MediaOne Group, Inc., convertible, 4.50%           48,170,086
     151,000       MediaOne Group, Inc., convertible, 6.25%            8,135,125
     136,560       TCI Pacific Communications, convertible,
                     5.00% ................................           30,043,200

                                                                      86,348,411
Cruise Lines - 0.2%
      71,000       Royal Caribbean Cruises, Ltd., convertible,
                     7.25% ................................            6,279,063
Electric - Integrated - 1.0%
     361,000       Houston Industries, Inc., convertible, 7.00%       29,263,562

Radio - 0.4%
     162,417       Chancellor Media Corp., convertible, $3 00         12,323,390
--------------------------------------------------------------------------------
Total Preferred Stock (cost $182,274,776) .................          187,081,713
--------------------------------------------------------------------------------
Repurchase Agreement - 3.6%
$100,000,000       ABN AMRO Securities, Inc.,
                     5.72%, dated 10/30/98, maturing
                     11/2/98, to be repurchased at
                     $100,047,667 collateralized by
                     $50,062,681 in Fannie Mae, 0%-13.00%,
                     11/1/98-9/25/28; $45,715,340 in
                     Freddie Mac, 0%-9.00%, 11/9/98-
                     8/15/28; $103,391 in Sallie Mae,
                     4.947%, 11/10/98; $80,801,380 in
                     Government National Mortgage
                     Association, 4.50%- 10.50%,
                     6/15/13-9/20/28; $1,864,351 in
                     Federal Farm Credit, 5.63%-8.16%,
                     9/5/00-10/7/09; $7,472,911 in Federal
                     Home Loan Bank System, 1.70%-6.135%,
                     11/6/98-8/21/28; $564,516 in
                     Tennessee Valley Authority, 0%,
                     5/1/13; with respective values of
                     $35,173,672 $34,974,397, $104,610,
                     $57,834,042, $2,047,159, $7,625,104,
                     and $24,768 (cost $100,000,000) ......     $    100,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 3.9%
                   Household Finance Corp.
 109,500,000         5.72%, 11/2/98
                     (amortized cost $109,482,602) ........          109,482,602
U.S. Government Agencies - 8.8%
                   Fannie Mae
  50,000,000         5.60%, 11/20/98                                  49,865,417
                   Federal Home Loan Bank System
  50,000,000         4.75%, 12/4/98                                   49,782,292
                   Freddie Mac:
 100,000,000         5.10%, 11/12/98                                  99,844,167
  50,000,000         5.45%, 1/20/99                                   49,460,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $248,962,986) ........          248,951,876
--------------------------------------------------------------------------------
Total Investments (total cost $2,331,485,469) - 100.2% ....        2,825,720,764
--------------------------------------------------------------------------------
Liabilities, net of Cash,
  Receivables and Other Assets - (0.2%) ...................          (6,641,852)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................      $ 2,819,078,912
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

20  Janus Equity Funds / October 31, 1998

Summary of Investments by Country, October 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     1.4%                 $     38,744,670
Finland                                    0.4%                       12,924,520
France                                     0.4%                       12,134,524
Germany                                    1.2%                       33,496,794
Italy                                      1.2%                       34,091,955
Sweden                                     0.5%                       13,045,846
Switzerland                                0.5%                       13,637,558
United States++                           94.4%                    2,667,644,897
--------------------------------------------------------------------------------
Total                                    100.0%                 $  2,825,720,764

++Includes Short-Term Securities  (78.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1998

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold      Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
French Franc 11/12/98            49,000,000         $ 8,837,587      ($292,321)
German Deutschemark
  11/12/98                       13,300,000           8,043,544       (270,156)
German Deutschemark
  11/19/98                       21,700,000          13,128,441       (868,554)
German Deutschemark
  1/26/99                        17,000,000          10,317,412         199,243
Italian Lira 11/27/98        28,400,000,000          17,357,670     (1,307,031)
Italian Lira 1/26/99         22,100,000,000          13,533,720         100,547
Swedish Krona 11/6/98            81,000,000          10,416,533       (223,124)
Swedish Krona 4/7/99             15,000,000           1,937,733        (61,328)
--------------------------------------------------------------------------------
Total                                               $83,572,640    ($2,722,724)

See Notes to Schedules of Investments.

                                      Janus Equity Funds /s October 31, 1998  21

Janus | Mercury Fund

[PHOTO]
Warren B. Lammert
portfolio manager

I'm pleased to report that Janus Mercury Fund gained 24.75% during the fiscal year ended October 31, 1998, outpacing its benchmark, the S&P 500 Index, which appreciated 22.01%.(1) As a result of these impressive gains, the Fund ranked 8th out of 240 capital appreciation funds tracked by Lipper Analytical Services, Inc., a leading mutual fund rating company.(2) This ranking placed Janus Mercury Fund among Lipper's top-quartile performers for the 12-month period ended October 31, 1998.

For most of the year, a low-interest-rate, inflation-free backdrop bolstered both the U.S. economy and the stock market. However, many stocks experienced sharp setbacks late in the period, as fallout from the Asian crisis created difficult global economic head winds. Most notably, this fallout included the Russian credit collapse and potential currency devaluations in Latin America.

Although fears relating to the deterioration of emerging economies produced a lot of noise in domestic and international markets, Janus Mercury Fund prevailed. Its performance was aided by strategic adjustments geared toward portfolio consolidation. We reduced the number of positions in the Fund from 100 as of October 31, 1997, to 57 as of October 31, 1998. We also intensified our focus on businesses we view as being less sensitive to economic weakness. In response to disappointing fundamental developments, we sold several significant European holdings, including Philips Electronics, Volkswagen and Electrolux. Accordingly, our European weighting has declined to 6.4% from its previous 23% on October 31, 1997. Among the areas that contributed most to our performance were cable, pharmaceuticals and selected technology stocks.

Our strongest cable stocks included MediaOne Group, Time Warner, Comcast and Cox Communications - all of which continue to drive the evolution of this industry. In the very early stages of this evolution, we began a rigorous analysis of each company, visiting with their managements, scrutinizing the financials, and evaluating new value-added services currently being introduced to customers, such as telephony and data services. In doing so, we came to understand the revenue potential of these new services much sooner than Wall Street did. We continue to closely monitor progress at these companies and expect a simultaneous decrease in capital spending and increase in free cash flow as they near network upgrade completions.

Our life sciences positions also gained steadily as investors continued to favor these stocks for their perceived economic immunity and visible earnings growth. Pfizer, Warner-Lambert and Pharmacia & Upjohn's stocks were all invigorated by successful product launches. We also added a new position in IMS Health, a company that compiles and sells prescription drug-use data to pharmaceutical companies to help them gain insight into competitive industry trends. The increasing flow of successful new drug therapies emerging from the research labs of the pharmaceutical industry has been instrumental in boosting IMS Health's revenue.

--------------------------------------------------------------------------------
Portfolio Profile                            October 31,1998    October 31, 1997
Equities                                               88.1%               97.4%
  Foreign                                               6.8%               23.6%
  European                                              6.4%               23.0%
Top 10 Equities (% of Assets)                          42.1%               34.2%
Number of Stocks                                          57                 100
Cash & Fixed Income Securities                         11.9%                2.6%
--------------------------------------------------------------------------------
Top 5 Industries                            October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Cable Television                                       18.7%                0.9%
Medical - Drugs                                        10.8%                6.6%
Multimedia                                              6.0%                1.0%
Telecommunication Equipment                             4.6%                2.0%
Networking Products                                     4.0%                2.0%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                      October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Time Warner, Inc.                                       5.6%                1.0%
Comcast Corp. - Special Class A                         5.2%                  --
Warner-Lambert Co.                                      4.7%                5.8%
Tele-Communications, Inc.                               4.6%                0.9%
Nokia Oyj (ADR) - Class A                               4.3%                1.4%
Cisco Systems, Inc.                                     4.0%                2.0%
MediaOne Group, Inc.                                    3.9%                  --
Tele-Communications TCI Ventures Group
  - Class A                                             3.6%                0.2%
Microsoft Corp.                                         3.2%                1.6%
Pfizer, Inc.                                            3.0%                  --
--------------------------------------------------------------------------------
(1)  Both returns include reinvested dividends.

(2) A capital appreciation fund is defined by Lipper as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." As of October 31, 1998, Janus Mercury Fund ranked 4/96 of capital appreciation funds for the 5-year period. Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

22  Janus Equity Funds / October 31, 1998

Our technology weighting also performed well, led by Dell Computer, Microsoft and Cisco Systems. New product cycles at these companies should advance their stocks even further; however, I'm concerned that the strong secular forces currently bolstering these companies' prospects may be threatened by the growing possibility of an economic slowdown. With that said, we continue to monitor this situation closely.

Not all of our ideas, however, contributed to the Fund's impressive gains. Several of our financial services companies dragged on the Fund's performance as a result of either real or perceived loan exposure to emerging economies. We have reduced the Fund's weighting in this industry. We were also disappointed in Parametric Technology's performance. The company suffered from a sharp slowdown in the domestic sales of its computer-aided engineering software. Parametric's problems included increased competition from lower-priced competitors and a loss of focus by management. We subsequently sold this position at a loss.

Going forward, although I believe market volatility will probably continue, I'm convinced much of it has already been factored in to stock prices. But, attractive prices should continue to present themselves (even for some of the very strong franchises), and when they do, we'll take advantage of them.

In closing, I'd like to thank you for your continued confidence and investment in Janus Mercury Fund.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($30,592) as compared to the S&P 500 Index ($28,153).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 24.75%
Five Year, 21.20%
Since 5/3/93*, 22.54%

Janus Mercury Fund - $30,592

S&P 500 Index - $28,153

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 88.1%
Advertising Sales - 1.5%
     498,836       Lamar Advertising Co. - Class A* .......     $     15,573,036
     895,474       Outdoor Systems, Inc.* .................           19,756,395

                                                                      35,329,431

Advertising Services - 0.4%
     645,200       Penton Media, Inc. .....................            9,678,000

Aerospace and Defense - 0.5%
     365,630       Orbital Sciences Corp.* ................           12,065,790

Agricultural Biotechnology - 2.1%
   1,220,461       Monsanto Co. ...........................           49,581,228

Applications Software - 2.4%
     436,575       Intuit, Inc.* ..........................           22,047,037
     787,445       Sapient Corp.* .........................           35,484,240

                                                                      57,531,277

Automotive - Truck Parts and Equipment - 0.1%
      59,895       Federal-Mogul Corp. ....................            3,245,560

Broadcast Services and Programming - 1.5%
     580,855       Tele-Communications Liberty
                     Media Group, Inc. - Class A* .........           22,108,793
   1,078,105       United International Holdings, Inc.
                     - Class A* ...........................           14,015,365

                                                                      36,124,158

Cable Television - 18.7%
   2,488,500       Comcast Corp. - Special Class A ........     $    122,869,688
     596,595       Cox Communications, Inc. - Class A* ....           32,738,151
   2,204,695       MediaOne Group, Inc.* ..................           93,286,157
   2,592,697       Tele-Communications, Inc. - Class A* ...          109,217,361
   4,584,220       Tele-Communications TCI Ventures Group
                   - Class A* .............................           85,381,098

                                                                     443,492,455

Cellular Telecommunications - 0.7%
     831,615       Western Wireless Corp. - Class A* ......           16,840,204

Circuits - 1.9%
     593,100       Maxim Integrated Products, Inc.* .......           21,166,256
     716,720       Vitesse Semiconductor Corp.* ...........           23,114,220

                                                                      44,280,476

Commerical Banks - 1.4%
     217,890       Firstar Corp. ..........................           12,365,258
     275,740       Star Banc Corp. ........................           20,852,838

                                                                      33,218,096

Computer Services - 0.2%
     457,460       Technology Solutions Co.* ..............            5,489,520

Computer Software - 3.9%
     711,120       Microsoft Corp.* .......................           75,289,830
     361,747       Wind River Systems, Inc.* ..............           15,849,040

                                                                      91,138,870

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  23

Janus | Mercury Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Computers - Micro - 0.9%
     333,060       Dell Computer Corp.* ...................     $     21,857,062

Diversified Operations - 2.1%
     811,481       Tyco International, Ltd. ...............           50,261,104

Drug Delivery Systems - 2.5%
   1,247,315       ALZA Corp.* ............................           59,715,206

Electronic Safety Devices - 1.3%
   1,311,280       Pittway Corp. - Class A ................           30,077,485

Finance - Consumer Loans - 0.5%
     343,120       Household International, Inc. ..........           12,545,325

Finance - Other Services - 0.4%
     259,570       Newcourt Credit Group, Inc.
                     - New York Shares ....................            8,533,364

Food - Diversified - 0.9%
   1,660,544       Raisio Group PLC** .....................           22,312,429

Internet Content - 1.0%
     519,440       At Home Corp. - Class A* ...............           22,985,220

Internet Software - 2.9%
     540,254       America Online, Inc.* ..................           68,646,024

Life and Health Insurance - 0.4%
     206,129       UNUM Corp. .............................            9,159,857

Medical - Biomedical and Genetic - 1.9%
   1,012,030       Centocor, Inc.* ........................           45,035,335

Medical - Drugs - 10.8%
     555,235       Eli Lilly and Co. ......................           44,939,333
     669,145       Pfizer, Inc. ...........................           71,807,623
     514,700       Pharmacia & Upjohn, Inc. ...............           27,246,931
   1,419,390       Warner-Lambert Co. .....................          111,244,691

                                                                     255,238,578

Medical Information Systems - 1.9%
     675,570       IMS Health Inc. ........................           44,925,405

Medical Instruments - 2.0%
     458,130       Sofamor Danek Group, Inc.* .............           46,557,461

Money Center Banks - 2.0%
   1,531,585       Bank of New York Co., Inc. .............           48,340,652

Multimedia - 5.6%
   1,417,460       Time Warner, Inc. ......................          131,558,006

Networking Products - 4.0%
   1,503,228       Cisco Systems, Inc.* ...................           94,703,364

Oil - Field Services - 0.4%
  18,533,941       Ocean Rig ASA*,# .......................            8,296,520

Oil and Gas Drilling - 1.2%
     738,895       Transocean Offshore, Inc. ..............           27,292,934

Pharmacy Services - 0.7%
     475,131       Omnicare, Inc. .........................           16,421,715

Radio - 1.0%
      77,420       Capstar Broadcasting Corp. - Class A* ..            1,345,173
     596,545       Chancellor Media Corp.* ................           22,892,414

                                                                      24,237,587

Retail - Discount - 0.8%
     350,505       Costco Companies, Inc.* ................           19,891,159

Retail - Internet - 0.7%
     122,280       Amazon.com, Inc.* ......................           15,460,778

Savings/Loan/Thrifts - 0.1%
     102,515       Ambanc Holding Co., Inc. ...............            1,588,983

Schools - 0.4%
     309,750       Apollo Group, Inc. - Class A* ..........     $      9,950,719

Super-Regional Banks - 0.8%
     535,650       U.S. Bancorp ...........................           19,551,225

Telecommunication Equipment - 4.6%
     344,590       General Instrument Corp.* ..............            8,851,656
   1,084,375       Nokia Oyj (ADR) - Class A ..............          100,914,648

                                                                     109,766,304

Telecommunication Services - 1.0%
      64,600       Global Crossing, Ltd.* .................            1,857,250
   2,851,216       Telecom Italia S.p.A.** ................           20,617,434

                                                                      22,474,684
--------------------------------------------------------------------------------
Total Common Stock (cost $1,592,606,469) ..................        2,085,399,550
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Retail - Internet - 0.7%
$ 30,572,000       Amazon.com, Inc., zero coupon
                     senior discount notes, 1/15/99
                     (cost $18,676,527) ...................           17,426,040
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 8.3%
                   CIT Group Holdings, Inc.
 100,000,000         5.67%, 11/2/98 .......................           99,984,250
                   Prudential Funding Corp.
  97,200,000         5.66%, 11/2/98 .......................           97,184,718
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $197,168,968) ...........................          197,168,968
--------------------------------------------------------------------------------
U.S. Government Agency - 2.1%
                   Freddie Mac
  50,000,000         5.45%, 1/20/99
                     (cost $49,471,111) ...................           49,460,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,857,923,075) - 99.2% .....        2,349,454,558
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%         18,622,282
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  2,368,076,840
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

24  Janus Equity Funds / October 31, 1998

Summary of Investments by Country, October 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     0.4%                 $      8,533,364
Finland                                    5.2%                      123,227,077
Italy                                      0.9%                       20,617,434
Norway                                     0.3%                        8,296,520
United States++                           93.2%                    2,188,780,163
--------------------------------------------------------------------------------
Total                                    100.0%                 $  2,349,454,558

++Includes Short-Term Securities (82.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1998

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold      Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
Finnish Markka 11/6/98           47,000,000         $ 9,346,352      ($189,699)
Finnish Markka 11/12/98         265,000,000          52,713,240     (2,029,485)
Italian Lira 11/12/98         1,800,000,000           1,099,810        (80,384)
Italian Lira 1/26/99         20,650,000,000          12,645,761         184,213
--------------------------------------------------------------------------------
Total                                               $75,805,163    ($2,115,355)

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  25

Janus | Olympus Fund

[PHOTO]
Claire Young
portfolio manager

Janus Olympus Fund gained 23.10% for our fiscal year ended October 31, 1998. During the same period, the S&P 500 Index gained 22.01%.(1) The Fund also achieved a top-quartile ranking for the period, placing it 12th out of 240 capital appreciation funds tracked by Lipper Analytical Services, Inc., a mutual fund rating company.(2)

During fiscal 1998, there were two distinct periods in the market. In the first half, the market shrugged off the Asian currency turmoil and posted steadily improving returns. U.S. companies with steady earnings streams benefited from strong investor demand. In the second half, the market initially continued upward, but many valuation measures were approaching uncharted levels. When Russia missed certain debt repayment schedules, investors revisited their fears of the far-reaching, long-lasting impact of the Asian crisis. They chose to move their money from stocks into the safe, liquid U.S. 30-year Treasury bond. After two successive rate cuts by the Fed, which restored investors' confidence in stocks, the market rebounded.

I am pleased with the Fund's performance, especially during the volatile second half. I believe our focus on companies in dynamic growth industries with superior product offerings and shareholder-driven management teams was rewarded. The fundamentals of our investments shone during a year fraught with disappointing results from many companies.

The exploding corporate and consumer utilization of the Internet provided many attractive investment opportunities for us this past year. On the corporate side, many companies are deploying intranets as communication tools and as access-to-information repositories for employees, customers and suppliers. By embracing this new technology, they are finding ways to cut development and delivery times, eliminate errors and redundancies, and share information more easily.

Cisco Systems, the market leader in computer networking technology, provides the "plumbing" for these intranets. Cisco is also a leading proponent of using the Internet to run its own business, as it receives $20 million per day in orders and provides much of its customer service over the Internet. Veritas Software creates end-to-end storage management solutions to control the data that reside on computer systems. As more and more information is stored and accessed on the Internet, Veritas is one of the key vendors helping corporations manage the growth and reliability of their network data.

On the consumer side, people are using the Internet as an entertainment medium, information resource and communication tool. America Online is the leading
Internet and online service provider, with 13 million subscribers. It is becoming a key destination for content and services, as well as marketing dollars from corporations interested in reaching consumers through the Internet.

After years of monopoly status, the U.S. and European telecommunications industries are undergoing structural changes. Technology is allowing new entrants to quickly enter markets with competitive pricing, and new applications are driving traffic growth. Colt Telecom Group is an alternative local telephone company operating in 11 European cities. By providing superior quality and high customer service at competitive prices, the company is winning large customers away from incumbent operators. WorldCom, a leading provider of services

Portfolio Profile                           October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Equities                                               80.3%               93.8%
Foreign                                                 7.4%               14.7%
European                                                7.4%               12.9%
Top 10 Equities (% of Assets)                          35.6%               40.7%
Number of Stocks                                          49                  57
Cash & Cash Equivalents                                19.7%                6.2%
--------------------------------------------------------------------------------
Top 5 Industries                            October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Medical - Drugs                                        11.8%               20.6%
Networking Products                                     6.3%                0.4%
Computer Software                                       4.6%                8.7%
Computers-Micro                                         4.3%                4.7%
Telecommunication Services                              4.3%                2.5%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                      October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Warner-Lambert Co.                                      5.0%                5.1%
Microsoft Corp.                                         4.6%                5.1%
Cisco Systems, Inc.                                     4.5%                0.4%
Dell Computer Corp.                                     4.3%                4.7%
Time Warner, Inc.                                       3.4%                1.0%
Pfizer, Inc.                                            3.4%                5.6%
America Online, Inc.                                    3.3%                1.4%
Comcast Corp. - Special Class A                         2.7%                  --
Nokia Oyj (ADR) - Class A                               2.2%                1.5%
Fred Meyer, Inc.                                        2.2%                1.0%
--------------------------------------------------------------------------------
(1)  Both returns include reinvested dividends.

(2) A capital appreciation fund is defined by Lipper as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

26 Janus Equity Funds / October 31, 1998 to U.S. and European businesses, recently merged with MCI Communications. The new company has many opportunities for cost-saving synergies and for becoming a premier global telecommunications force.

Drug utilization continued to show dramatic increases this year as the population ages and managed care companies focus on pharmaceutical use rather than alternative procedures to treat disease. A number of leading prescription drugs continued to demonstrate strong sales growth. Warner-Lambert's Lipitor gained market share in the cholesterol-lowering arena. Pfizer's Viagra was the fastest prescription drug launch in history. Schering-Plough's Claritin continues to benefit from weak competition and increased consumer awareness from a successful marketing campaign.

I sold our oil services companies on fears of weak oil demand because of lower Asian consumption. I also sold BankAmerica Corporation as banks began to quantify their exposure to emerging markets' debt losses.

Looking ahead, the Fed's recent moves have demonstrated the government's commitment to supporting the U.S. economy, which should bolster confidence of consumers and businesses. Many companies have analyzed the magnitude of the slowdown in other economies and are taking steps to minimize the impact. While we may still see some volatility in the months ahead, I believe the underlying fundamentals for our holdings remain intact and will be rewarded over time.

Thank you for your continued investment in Janus Olympus Fund.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($19,068) as compared to the S&P 500 Index ($18,797).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 23.10%
Since 12/29/95*, 25.55%

Janus Olympus Fund - $19,068

S&P 500 Index - $18,797

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 79.7%
Applications Software - 1.0%
      20,000       Intuit, Inc.* ..........................     $      1,010,000
     258,900       J.D. Edwards & Co.* ....................            8,478,975

                                                                       9,488,975

Audio and Video Products - 0.6%
     100,000       Gemstar International Group, Ltd.* .....            5,462,500

Automotive - Truck Parts and Equipment - 0.9%
     100,080       Valeo**,+ ..............................            8,662,867

Cable Television - 4.1%
     525,000       Comcast Corp. - Special Class A ........           25,921,875
     310,000       Tele-Communications, Inc. - Class A* ...           13,058,750

                                                                      38,980,625

Cellular Telecommunications - 1.2%
     175,000       Cellular Communications
                     International, Inc.* .................           10,877,344

Circuits - 0.8%
     135,000       Linear Technology Corp. ................            8,049,375

Commercial Banks - 1.8%
     300,000       Firstar Corp. ..........................           17,025,000

Computer Software - 4.6%
     415,000       Microsoft Corp.* .......................           43,938,125

Computers - Integrated Systems - 0.6%
     274,005       Cadence Design Systems, Inc.* ..........            5,856,857

Computers - Memory Devices - 3.5%
     200,000       EMC Corp.* .............................     $     12,875,000
     400,002       VERITAS Software Corp.* ................           20,050,100

                                                                      32,925,100

Computers - Micro - 4.3%
     620,000       Dell Computer Corp.* ...................           40,687,500

Cruise Lines - 1.5%
     500,000       Royal Caribbean Cruises, Ltd. ..........           13,937,500

Drug Delivery Systems - 0.8%
     160,000       ALZA Corp.* ............................            7,660,000

Finance - Investment Bankers/Brokers - 1.2%
     244,808       Charles Schwab Corp. ...................           11,735,483

Human Resources - 0.7%
     370,035       Select Appointments Holdings PLC (ADR) .            6,290,595

Internet Content - 1.1%
     225,000       At Home Corp. - Class A* ...............            9,956,250

Internet Software - 3.3%
     245,000       America Online, Inc.* ..................           31,130,313

Lasers - Systems and Components - 1.2%
     225,000       Uniphase Corp.* ........................           11,137,500

Medical - Biomedical and Genetic - 1.1%
     150,000       Immunex Corp.* .........................           10,359,375

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  27

Janus | Olympus Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 11.8%
     200,000       American Home Products Corp. ...........     $      9,750,000
     125,000       Eli Lilly and Co. ......................           10,117,188
     300,000       Pfizer, Inc. ...........................           32,193,750
     125,000       Schering-Plough Corp. ..................           12,859,375
     600,000       Warner-Lambert Co. .....................           47,025,000

                                                                     111,945,313

Medical - Wholesale Drug Distributors - 1.6%
     200,000       McKesson Corp. .........................           15,400,000

Medical Information Systems - 1.4%
     200,000       IMS Health, Inc. .......................           13,300,000

Money Center Banks - 1.0%
     300,000       Bank of New York Co., Inc. .............            9,468,750

Multimedia - 3.4%
     350,000       Time Warner, Inc. ......................           32,484,375

Networking Products - 6.3%
     210,000       Broadcom Corp. - Class A* ..............           17,416,875
     675,000       Cisco Systems, Inc.* ...................           42,525,000

                                                                      59,941,875

Radio - 0.8%
     185,925       Chancellor Media Corp.* ................            7,134,872

Retail - Building Products - 1.4%
     310,000       Home Depot, Inc. .......................           13,485,000

Retail - Discount - 1.5%
     250,000       Costco Companies, Inc.* ................           14,187,500

Retail - Drug Store - 1.3%
     245,000       Walgreen Co. ...........................           11,928,438

Retail - Office Supplies - 1.2%
     350,000       Staples, Inc.* .........................           11,418,750

Retail - Regional Department Stores - 2.2%
     391,000       Fred Meyer, Inc.* ......................           20,845,188

Schools - 1.5%
     626,500       DeVry, Inc.*,# .........................           13,783,000

Schools - Day Care - 0.8%
     395,425       Bright Horizons Family Solutions, Inc.*,#           7,315,363

Telecommunication Equipment - 2.2%
     227,320       Nokia Oyj (ADR) - Class A ..............           21,154,967

Telecommunication Services - 4.3%
   1,301,396       COLT Telecom Group PLC*,** .............           16,999,693
     280,000       COLT Telecom Group PLC (ADR)*,** .......           14,385,000
      53,400       Level 3 Communications, Inc.* ..........            1,738,837
     204,200       Qwest Communications
                     International, Inc.* .................            7,989,325

                                                                      41,112,855

Telephone - Integrated - 0.8%
     200,000       Global TeleSystems Group, Inc.* ........            8,012,500

Telephone - Long Distance - 1.9%
     324,390       MCI WorldCom, Inc.* ....................           17,922,547
--------------------------------------------------------------------------------
Total Common Stock (cost $485,539,634) ....................          755,002,577
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
Automotive - Cars and Light Trucks - 0.6%
       3,000       Porsche A.G.** (cost $6,883,155) .......            5,307,404

Repurchase Agreement - 9.1%
$ 86,500,000       ABN AMRO Securities, Inc.,
                     5.72%, dated 10/30/98, maturing
                     11/2/98, to be repurchased at
                     $86,541,232 collateralized by
                     $43,304,219 in Fannie Mae, 0%-13.00%,
                     11/1/98-9/25/28; $39,543,769 in
                     Freddie Mac, 0%-9.00%, 11/9/98-
                     8/15/28; $89,433 in Sallie Mae,
                     4.947%, 11/10/98; $69,893,194 in
                     Government National Mortgage
                     Association, 4.50%- 10.50%,
                     6/15/13-9/20/28; $1,612,663 in
                     Federal Farm Credit, 5.63%-8.16%,
                     9/5/00-10/7/09; $6,464,068 in Federal
                     Home Loan Bank System, 1.70%-6.135%,
                     11/6/98-8/21/28; $488,306 in
                     Tennessee Valley Authority, 0%,
                     5/1/13; with respective values of
                     $30,425,226, $30,252,853, $90,488,
                     $50,026,447, $1,770,792, $6,595,715,
                     and $488,306 (cost $86,500,000) ......     $     86,500,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 8.4%
                   American Express Credit Corp.
  40,000,000         5.00%, 11/4/98                                   39,983,333
                   Ford Motor Credit Corp.
  40,000,000         5.06%, 11/6/98                                   39,971,889
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $79,955,222) ............................           79,955,222
--------------------------------------------------------------------------------
U.S. Government Agency - 2.6%
  25,000,000       Federal Home Loan Bank System
                     5.45%, 1/15/99 (cost $24,753,646) ....           24,751,750
--------------------------------------------------------------------------------
Total Investments (total cost $683,631,657) - 100.4% ......          951,516,953
--------------------------------------------------------------------------------
Liabilities, net of Cash,
  Receivables and Other Assets - (0.4%) ..................           (4,022,836)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    947,494,117
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

28  Janus Equity Funds / October 31, 1998

Summary of Investments by Country, October 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Finland                                    2.2%                 $     21,154,967
France                                     0.9%                        8,662,867
Germany                                    0.6%                        5,307,404
United Kingdom                             3.8%                       36,231,893
United States++                           92.5%                      880,159,822
--------------------------------------------------------------------------------
Total                                    100.0%                 $    951,516,953

++Includes Short-Term Securities (72.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1998

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold      Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/19/98            2,500,000         $ 4,180,500      ($129,750)
British Pound 4/7/99              7,000,000          11,628,400         107,350
Finnish Markka 11/6/98           45,000,000           8,948,635       (363,394)
Finnish Markka 11/12/98          31,000,000           6,166,454        (84,240)
French Franc 11/12/98            39,000,000           7,033,998         153,485
German Deutschemark
  11/12/98                        6,800,000           4,112,489       (271,309)
German Deutschemark
  1/26/99                         1,500,000             910,360          18,893
--------------------------------------------------------------------------------
Total                                               $42,980,836      ($568,965)

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  29

Janus | Overseas Fund (closed to new investors)

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

Despite a strong performance for the first nine months of the fiscal year, Janus Overseas Fund turned in a disappointing performance for the 12 months ended October 31, 1998. The Fund returned 3.55%, versus the MSCI EAFE Index's return of 9.65%.(1)

The year was characterized by generally buoyant equity markets for the first nine months, fueled by lower interest rates and positive earnings reports coming primarily out of the U.S. and Western Europe. The Japanese and Asian economies and stock markets were soft, as we had expected. However, in July, global markets began to capsize, precipitated by the Russian currency devaluation and subsequent debt crisis. The Russian situation had unexpectedly severe repercussions on all financial markets, exacerbated by the highly leveraged and precarious Russian positions held by some hedge funds. Many hedge funds had to liquidate large positions, putting tremendous pressure on the dollar, corporate bonds and equity markets in general. Other emerging markets sold off in tandem. These events, coupled with political and economic uncertainties in Japan, Germany and the U.S., led to almost unprecedented volatility in the financial markets.

The sell-off in financial markets was felt most sharply in Europe, which had the largest gains year-to-date. The German DAX Index illustrates this point: from July to October, the DAX dropped 38% and, despite a 30% rally off the bottom, is still down 24% from its high. The volatility in Europe had a large impact on the Fund, which has more than two-thirds of its holdings in the region. Our relatively low weighting in Japan also hurt the performance versus the MSCI EAFE Index, as the Japanese market proved more resilient than Europe's. Despite hitting a 12-year low during the fourth quarter, the Nikkei average has underperformed dramatically for years and simply did not have large gains to give up.

Our two biggest disappointments were our positions in UBS, the large Swiss banking and financial services conglomerate, and Alcatel, a French telecom equipment vendor. UBS got hit by the Russian debt crisis and had to write down not only its loans to Russia, but also its exposure to hedge funds and Russian bonds. The stock suffered additionally from the general sell-off that hit all financial stocks. Alcatel, on the other hand, reported very disappointing order trends in its public telephone business. Weaker global economic growth also put pressure on its revenue and profit outlook. As a result, our earnings expectations for both UBS and Alcatel were cut dramatically, and we reduced both positions at a loss.

Other European financial stocks held by the Fund, such as Deutsche Bank, Bank Austria and the Italian banks, were also hit during the financial crisis. Holdings in these positions were either sold or reduced as the potential risks to earnings from Russia, hedge funds and poor market conditions outweighed the potential upside. However, we opted to hold other European financial services stocks given their underlying fundamentals and inexpensive valuations.

Additional stocks that sold off during the fourth quarter were either very rapidly growing companies, such as Colt Telecom Group in the UK, or economically sensitive companies, such as Renault in France. In the first case, investors were unwilling to hold

Portfolio Profile                           October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Equities                                               85.7%               89.1%
  Foreign                                              83.1%               88.1%
Top 10 Equities (% of Assets)                          23.1%               22.6%
Number of Stocks                                         146                 211
Cash & Fixed Income Securities                         14.3%               10.9%
--------------------------------------------------------------------------------
Top 5 Industries                            October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Diversified Operations                                  7.9%                9.8%
Medical - Drugs                                         6.5%                3.7%
Telecommunication Services                              5.9%                2.4%
Telephone - Integrated                                  5.4%                2.2%
Computer Services                                       5.1%                4.1%
--------------------------------------------------------------------------------
Top 5 Countries                             October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
United Kingdom                                         16.6%               20.3%
France                                                  9.9%               12.0%
Japan                                                   9.4%                7.1%
Germany                                                 7.9%                7.5%
Netherlands                                             7.8%               12.4%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                      October 31,1998     October 31, 1997
--------------------------------------------------------------------------------
Wolters Kluwer N.V                                      3.2%                0.9%
Mannesmann A.G                                          3.1%                  --
Nokia Oyj - Class A                                     2.8%                1.8%
NTT Mobile Communication Network, Inc.                  2.4%                 --
Rentokil Initial PLC                                    2.3%                2.2%
Telecom Italia Mobile S.p.A                             2.1%                  --
Elan Corp. PLC                                          2.0%                  --
Colt Telecom Group PLC                                  1.8%                  --
Vivendi                                                 1.7%                  --
Nokia Oyj (ADR) - Class A                               1.7%                0.1%
--------------------------------------------------------------------------------
(1) Both returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

30 Janus Equity Funds / October 31, 1998 stocks with strong earnings potential but a small current earnings base. In the case of cyclical or economically sensitive businesses, investors have already priced a global recession into many of these stocks. Both categories of stocks have rebounded (with some back at all-time highs), but cyclicals remain below recent levels as well as historical valuation measures.

Despite the disappointments in the fourth quarter, the Fund had many outstanding stocks during the year. Among these were: Wolters Kluwer, a Dutch publisher and long-time holding in the Fund; Nokia, the Finnish telecom equipment company; Rentokil Initial, a UK support services company; Cap Gemini, the French information technology company; and Capita Group, a UK outsourcing company. Also notable were Securitas, the Swedish security firm, and Assa Abloy, a Swedish lock manufacturer, both of which we have mentioned before. Compass Group, a UK catering company and a relatively new holding, was another winner. On average, these stocks were up more than 50%, and several more than doubled.

Looking ahead, we believe the worst of the volatility is behind us and remain positive on the outlook for global interest rates. Despite an anticipated softening in economic growth rates, we still expect modest growth for the upcoming year. Stock price valuations in foreign markets have come down to levels we haven't seen for quite a while. In addition, positive secular trends in Europe (such as increased focus on profitability and shareholder value) are continuing. Given these factors, we are cautiously optimistic about the equity markets and look forward to continuing to find good investment opportunities overseas. Thank you for your continued confidence.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of green. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through October 31, 1998. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($19,294) as compared to the Morgan Stanley Capital International EAFE Index ($13,168).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 3.55%
Since 5/2/94*, 15.72%

Janus Overseas Fund - $19,294

Morgan Stanley Capital
International EAFE Index - $13,168

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 82.8%
Advertising Agencies - 0%
      69,085       WPP Group PLC** ........................     $        341,305

Airlines - 0.2%
     319,614       SAS Norge A.S.A. - Class B .............            3,316,664
     518,899       SAS Sverige A.B.** .....................            5,642,470

                                                                       8,959,134

Appliances - 1.2%
   3,215,106       Electrolux A.B.** ......................           48,328,205

Audio and Video Products - 0.8%
     465,800       Sony Corp.** ...........................           29,580,557

Automotive - Cars and Light Trucks - 1.4%
     528,000       Honda Motor Co., Ltd.** ................           15,859,048
     904,549       Renault S.A ............................           38,660,281

                                                                      54,519,329

Automotive - Truck Parts and Equipment - 1.1%
     498,649       Valeo S.A.+ ............................           43,162,771

Beverages - Non-Alcoholic - 0.2%
     349,380       Coca-Cola Femsa S.A. (ADR) .............            5,764,770

Beverages - Wine and Spirits - 0.4%
     444,162       Allied Domecq PLC** ....................            4,091,110
   1,034,409       Diageo PLC** ...........................           11,173,495

                                                                      15,264,605

Brewery - 0.5%
   1,773,000       Kirin Brewery Co., Ltd.** ..............     $     19,323,580

Broadcast Services and Programming - 0.4%
     614,500       Grupo Televisa S.A. (GDR)* .............           16,668,313

Building - Heavy Construction - 0.1%
      44,266       Compagnie Francaise d'Etudes et
                     de Construction Technip ..............            4,500,783

Building and Construction - 0.8%
     167,625       Suez Lyonnaise des Eaux ................           30,014,504

Building Products - Cement and Aggregate - 0.2%
     227,030       Cimpor-Cimentos de Portugal S.A ........            7,854,309

Cellular Telecommunications - 5.0%
     387,512       Cellular Communications International, Inc.*       24,086,293
   9,240,000       China Telecom, Ltd.* ...................           17,356,747
      44,205       MobilCom A.G.** ........................           12,838,365
  14,057,268       Telecom Italia Mobile S.p.A ............           81,681,747
   5,147,909       Telecom Italia S.p.A ...................           37,225,056
   1,589,867       Vodafone Group PLC** ...................           21,273,777

                                                                     194,461,985

Chemicals - Diversified - 0.6%
     356,273       Akzo Nobel N.V.** ......................           13,848,972
     257,924       Hoechst A.G.** .........................           10,776,832

                                                                      24,625,804

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  31

Janus | Overseas Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Commercial Banks - 1.7%
   1,149,171       Banco Central Hispanoamericano .........     $     12,663,083
      93,032       Bayerische Vereinsbank A.G.** ..........            7,386,715
      62,510       BG Bank A/S ............................            3,623,950
     964,248       Corporacion Bancaria de Espana S.A .....           20,943,229
     946,504       Den norske Bank A.S.A ..................            3,325,343
       2,055       Julius Baer Holding A.G. - Class B** ...            6,298,127
   2,428,205       Unicredito Italiano S.p.A ..............           13,076,309

                                                                      67,316,756

Computer Services - 5.1%
     113,894       Atos S.A ...............................           21,479,859
     425,959       Cap Gemini S.A.+ .......................           64,006,425
     989,904       Getronics N.V.** .......................           41,076,438
   1,497,790       Logica PLC** ...........................           50,605,937
   2,047,717       Misys PLC** ............................           14,437,402
     221,980       WM-Data A.B. - Class B** ...............            8,064,913

                                                                     199,670,974
Computer Software - 0.6%
     448,190       JBA Holdings PLC** .....................            2,101,635
     157,587       Merkantildata A.S.A ....................            1,581,854
     626,076       Tieto Corp. ............................           19,011,933

                                                                      22,695,422
Computers - Integrated Systems - 0.9%
     143,265       Equant N.V.*,** ........................            6,208,203
     168,040       Equant N.V. - New York Shares*,** ......            7,351,750
   2,853,485       SEMA Group PLC** .......................           22,829,865

                                                                      36,389,818
Cosmetics and Toiletries - 1.5%
   2,944,000       Kao Corp.** ............................           59,624,527

Cruise Lines - 0.1%
   1,135,213       NCL Holdings A.S.A .....................            2,941,203

Diversified Operations - 7.9%
     295,437       Vivendi ................................           67,467,684
   3,313,849       Hays PLC** .............................           48,865,134
     334,497       Lagardere S.C.A ........................           13,459,636
  14,807,129       Rentokil Initial PLC** .................           90,823,320
   8,613,268       Siebe PLC** ............................           35,340,368
   2,517,507       Tomkins PLC** ..........................           11,657,431
     248,834       Unilever N.V.** ........................           18,465,920
      86,945       VEBA A.G.** ............................            4,856,010
   2,851,912       Williams PLC** .........................           17,802,914

                                                                     308,738,417
Drug Delivery Systems - 2.0%
   1,108,429       Elan Corp. PLC (ADR)* ..................           77,659,307

Electronic Components - 1.2%
     252,109       Electrocomponents PLC** ................            1,663,495
     380,958       Koninklijke Philips Electronics N.V.** .           20,275,029
     418,108       Philips Electronics N.V. - New York Shares**       22,943,677

                                                                      44,882,201
Electronic Components - Semiconductors - 0.4%
     168,000       Rohm Co., Ltd.** .......................           14,936,340

Electronic Measuring Instruments - 0.2%
       8,929       Cie des Signaux S.A ....................     $        610,438
      43,975       Simac Techniek N.V.** ..................            5,274,142

                                                                       5,884,580

Eletric - Integrated - 0.1%
     150,747       Endesa S.A .............................            3,792,289

Finance - Other Services - 0.8%
     687,860       Newcourt Credit Group, Inc. ............           22,410,440
     239,630       Newcourt Credit Group, Inc. ............
                     - New York Shares ....................            7,877,836
                                                                      30,288,276
Food - Catering - 1.0%
   3,899,117       Compass Group PLC** ....................           39,309,704

Food - Diversified - 1.2%
     114,009       Danone .................................           30,139,096
       1,845       Nestle S.A.** ..........................            3,924,103
     972,742       Raisio Group PLC .......................           13,070,558

                                                                      47,133,757

Food - Retail - 1.1%
      23,290       Disco S.A. (ADR)* ......................              342,072
   1,222,830       Koninklijke Ahold N.V.** ...............           40,658,905
                                                                      41,000,977
Hotels and Motels - 0%
       9,900       EIH, Ltd.+ .............................               51,480

Human Resources - 2.0%
      55,037       Adecco S.A.** ..........................           21,948,256
   3,936,167       Capita Group PLC** .....................           39,716,191
   1,150,018       Select Appointments Holdings PLC** .....           10,014,863
     348,805       Select Appointments Holdings PLC (ADR)**            5,929,685

                                                                      77,608,995

Investment Companies - 0.5%
     121,515       Ratin A/S - B Shares ...................           20,851,930

Investment Management and Advisory Services - 0.1%
     661,208       Amvescap PLC** .........................            5,071,549

Life and Health Insurance - 0.2%
      14,482       Schweizerische Lebensversicherungs-und
                     Rentenanstalt** ......................            8,716,410

Machinery - General Industrial - 3.2%
   1,242,361       Mannesmann A.G.** ......................          122,272,464

Medical - Drugs - 6.5%
     751,257       Astra A.B. - Class A** .................           12,157,564
     633,786       Glaxo Wellcome PLC** ...................           19,699,609
     284,686       Merck KGaA** ...........................           11,688,755
      45,476       Pharmacia & Upjohn, Inc.** .............            2,321,254
   1,099,625       Pharmacia & Upjohn, Inc. ...............           58,211,398
     571,624       Rhone-Poulenc - Class A ................           26,128,439
     151,251       Sanofi S.A .............................           23,680,278
     661,375       SmithKline Beecham PLC (ADR) ...........           42,162,656
   1,796,000       Takeda Chemical Industries** ...........           58,414,503

                                                                     254,464,456

Medical Products - 0%
     151,195       Ortivus A.B.*,**,# .....................            1,025,134

Metal Processors and Fabricators - 1.4%
   1,337,625       Assa Abloy A.B. - Class B** ............           53,218,455

See Notes to Schedules of Investments.

32  Janus Equity Funds / October 31, 1998

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Money Center Banks - 3.9%
   3,758,647       Banca Commerciale Italiana .............     $     23,237,425
  22,753,569       Banca di Roma* .........................           39,681,907
     476,871       Banco Bilbao Vizcaya, S.A ..............            6,420,649
     223,195       Bank Austria A.G. ......................           12,144,199
   3,131,556       Lloyds TSB Group PLC** .................           38,677,574
     163,800       National Westminster Bank PLC** ........            2,754,131
      79,471       Schroders PLC** ........................            1,510,572
   1,274,954       Skandinaviska Enskilda Banken - Class A**          12,885,139
      31,950       UBS A.G.** .............................            8,765,591
      97,385       Unidanmark A/S - Class A ...............            7,424,601

                                                                     153,501,788

Mortgage Banks - 1.0%
     469,059       Deutsche Pfandbrief-und
                     Hypothekenbank A.G.** ................           37,101,547

Multi-Line Insurance - 1.7%
      20,574       Baloise Holding Ltd. - Class R** .......           16,986,818
      12,804       ERGO Versicherungs Gruppe A.G.** .......            2,122,175
      79,133       Royal & Sun Alliance Insurance
                   Group PLC** ............................              724,906
     592,466       Sampo Insurance Co., Ltd. - Class A ....           18,461,665
     186,390       Storebrand A.S.A.* .....................            1,453,801
      41,314       Zurich Versicherungs-Gesellschaft** ....           25,110,108

                                                                      64,859,473

Office Furnishings - 0.2%
     349,129       Koninklijke Ahrend Groep N.V.**,# ......            7,084,727

Oil Companies - Integrated - 0.4%
     315,058       British Petroleum Co. PLC** ............            4,680,057
      43,967       Elf Aquitaine S.A ......................            5,087,531
      43,280       Total S.A ..............................            4,992,460

                                                                      14,760,048

Publishing - Periodicals - 3.2%
     636,475       Wolters Kluwer N.V.** ..................          123,363,851

Recycling - 0.3%
     446,547       Tomra Systems A.S.A ....................           12,538,679

Reinsurance - 0%
       1,405       Muenchener Rueckversicherungs
                     - Gesellschaft A.G.** ................              639,648

Retail - Building Products - 0.2%
      42,313       Castorama Dubois Investisse ............            7,545,999

Retail - Restaurants - 0.4%
   1,883,796       TelePizza S.A.* ........................           15,351,688

Rubber - Tires - 0.2%
     340,000       Bridgestone Corp.** ....................            7,484,132

Security Services - 1.5%
   1,357,041       Prosegur Companhia de Seguridad S.A ....           16,396,146
   3,518,656       Securitas A.B. - Class B** .............           43,213,112

                                                                      59,609,258

Telecommunication Equipment - 5.0%
      23,795       Alcatel S.A ............................     $      2,650,609
     230,650       Alcatel S.A. (ADR) .....................            5,074,300
   1,216,031       Nokia Oyj - Class A ....................          110,780,959
     698,930       Nokia Oyj (ADR) - Class A ..............           65,044,173
      17,516       Telefonaktiebolaget L.M. Ericsson - Class B**         394,380
     401,857       Telefonaktiebolaget L.M. Ericsson (ADR)
                     - Class B** ..........................            9,092,015

                                                                     193,036,436

Telecommunication Services - 5.9%
   5,342,567       COLT Telecom Group PLC*,** .............           69,788,136
      59,369       Deutsche Telekom A.G.** ................            1,617,417
   2,763,695       Energis PLC*,** ........................           37,026,880
       4,440       NTT Data Corp.** .......................           18,784,733
       2,540       NTT Mobile Communication Network, Inc.**           91,767,934
     414,040       STET Hellas Telecommunications
                     S.A. (ADR)* ..........................           10,868,550

                                                                     229,853,650

Telephone - Integrated - 5.0%
     424,110       Companhia de Telecommunicaciones de
                     Chile S.A. (ADR) .....................            9,303,913
     507,943       Global TeleSystems Group, Inc. .........           20,349,466
       6,947       Nippon Telegraph & Telephone Corp.** ...           54,370,995
     161,718       Swisscom A.G.*,** ......................           54,817,920
     237,990       Telecom Argentina Stet S.A. (ADR) ......            7,675,178
      17,155       Telecomunicacoes Brasileiras S.A. (ADR)             1,302,708
     426,175       Telefonica de Argentina S.A. (ADR) .....           14,090,411
     482,771       Telefonica de Espana S.A ...............           21,758,187
      76,835       Telefonica de Espana S.A. (ADR) ........           10,521,593

                                                                     194,190,371

Transportation - Air Freight - 0.1%
     279,757       SAS Danmark A/S ........................            3,950,232

Travel Services - 1.2%
      12,782       Kuoni Reisen A.G. - Class B** ..........           45,687,320
--------------------------------------------------------------------------------
Total Common Stock (cost $2,660,026,330) ..................        3,219,474,222
--------------------------------------------------------------------------------
Foreign Bond - 0.1%
Cellular Telecommunications - 0.1%
ECU
   5,500,000       Cellular Communications International, Inc.
                     zero coupon, senior discount notes,
                     4/1/05 (cost $4,319,553) .............            4,694,767
--------------------------------------------------------------------------------
Preferred Stock - 2.9%
Automotive - Cars and Light Trucks - 1.5%
      32,413       Porsche A.G.** .........................           57,342,959

Computer Software - 0.5%
      43,002       SAP A.G.** .............................           20,953,445

Insurance Brokers - 0.5%
      37,161       Marschollek, Lautenschlaeger und
                     Partner A.G.*,** .....................           18,959,957

Telephone - Integrated - 0.4%
     221,500       Telecomunicacoes Brasileiras S.A. (ADR)*           16,820,156
--------------------------------------------------------------------------------
Total Preferred Stock (cost $138,199,865) .................          114,076,517
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  33

Janus | Overseas Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Warrants - 0%
       1,405       Muenchener Rueckversicherungs
                     - Gesellschaft A.G.*,** (cost $0) ....     $         61,080
--------------------------------------------------------------------------------
Repurchase Agreement - 2.2%
$ 85,200,000       ABN AMRO Securities, Inc.,
                     5.72%, dated 10/30/98, maturing
                     11/2/98, to be repurchased at
                     $85,240,612 collateralized by
                     $42,653,404 in Fannie Mae, 0%-13.00%,
                     11/1/98-9/25/28; $38,949,470 in
                     Freddie Mac, 0%-9.00%,
                     11/9/98-8/15/28; $88,089 in Sallie
                     Mae, 4.947%, 11/10/98; $68,842,776 in
                     Government National Mortgage
                     Association, 4.50%-10.50%,
                     6/15/13-9/20/28; $1,588,427 in
                     Federal Farm Credit, 5.63%-8.16%,
                     9/5/00-10/7/09; $6,366,921 in Federal
                     Home Loan Bank System, 1.70%-6.135%,
                     11/6/98-8/21/28; $480,968 in
                     Tennessee Valley Authority, 0%,
                     5/1/13; with respective values of
                     $29,967,969, $29,798,186, $89,125,
                     $49,274,604, $1,744,179, $6,496,589,
                     and $21,102 (cost$ 85,200,000) .......           85,200,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 7.7%
                   Deutsche Bank A.G.
 100,000,000         5.28%, 11/13/98 ......................           99,824,000
                   Norwest Financial Corp.
 100,000,000         5.00%, 12/14/98 ......................           99,402,778
                   Prudential Funding Corp.
 100,000,000         5.66%, 11/2/98 .......................           99,984,278
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $299,211,056) ...........................          299,211,056
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.1%
                   Fannie Mae:
$ 50,000,000         5.60%, 11/16/98 ......................     $     49,894,167
  50,000,000         5.04%, 12/9/98 .......................           49,734,000
                   Freddie Mac
 100,000,000         5.60%, 12/17/98 ......................           99,358,556
--------------------------------------------------------------------------------
Total U.S. Government Agencies
  (amortized cost $198,986,723) ...........................          198,986,723
--------------------------------------------------------------------------------
Total Investments (total cost $3,385,943,527) - 100.8% ....        3,921,704,365
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8%)     (32,606,764)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  3,889,097,601
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

34  Janus Equity Funds / October 31, 1998

Summary of Investments by Country, October 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Argentina                                  0.6%                 $     22,107,660
Austria                                    0.3%                       12,144,199
Brazil                                     0.5%                       18,122,863
Canada                                     0.8%                       30,288,276
Chile                                      0.2%                        9,303,912
Denmark                                    0.9%                       35,850,713
Finland                                    5.8%                      226,369,287
France                                     9.9%                      388,661,093
Germany                                    7.9%                      308,617,372
Greece                                     0.3%                       10,868,550
Hong Kong                                  0.4%                       17,356,752
India                                        --                           51,480
Ireland                                    2.0%                       77,659,306
Italy                                      5.0%                      194,902,444
Japan                                      9.4%                      370,146,348
Mexico                                     0.6%                       22,433,082
Netherlands                                7.8%                      306,551,612
Norway                                     0.6%                       25,157,543
Portugal                                   0.2%                        7,854,309
Spain                                      2.7%                      107,846,863
Sweden                                     5.0%                      196,342,640
Switzerland                                4.9%                      192,254,653
United Kingdom                            16.6%                      650,073,706
United States++                           17.6%                      690,739,702
--------------------------------------------------------------------------------
Total                                    100.0%                 $  3,921,704,365

++Includes Short-Term Securities  (2.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1998

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold      Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/6/98           132,480,000        $221,705,280    ($5,696,640)
British Pound 11/27/98           22,000,000          36,770,800       (998,800)
British Pound 4/7/99            121,520,000         201,869,024       1,912,702
Dutch Guilder 11/12/98           89,000,000          47,736,537     (3,397,047)
Dutch Guilder 11/27/98           38,000,000          20,400,494     (1,551,288)
Dutch Guilder 12/2/98            54,750,000          29,402,288     (2,026,809)
German Deutschemark
  11/4/98                        41,300,000          24,966,751     (1,726,902)
German Deutschemark
  12/2/98                       166,500,000         100,799,128     (6,923,115)
Japanese Yen 11/19/98         7,130,000,000          61,387,829     (9,306,017)
Japanese Yen 12/2/98          5,800,000,000          49,937,793     (9,016,268)
Japanese Yen 2/12/99         17,700,000,000         152,412,903         308,014
Japanese Yen 4/21/99            870,000,000           7,492,159         293,076
Swedish Krona 11/6/98            21,000,000           2,700,583        (46,521)
Swedish Krona 11/19/98           25,000,000           3,216,510       (118,616)
Swedish Krona 11/27/98           84,500,000          10,874,881       (289,888)
Swedish Krona 4/7/99            231,000,000          29,841,106       (944,433)
Swiss Franc 11/4/98               8,500,000           6,288,377       (397,872)
Swiss Franc 11/19/98              4,000,000           2,964,720       (271,117)
Swiss Franc 4/7/99               15,000,000          11,276,500          44,255
--------------------------------------------------------------------------------
Total                                            $1,022,043,663   ($40,153,286)
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  35

Janus | Special Situations Fund

[PHOTO]
David C. Decker
portfolio manager

These last few months have seen tremendous levels of volatility in the markets. While I was not surprised to see a correction of many stock valuations that in my mind were overextended, I was surprised by the magnitude of the correction and the indiscriminate nature of the selling that accompanied it. For the fiscal year ended October 31, 1998, the Fund returned 8.49%, while the S&P 500 Index returned 22.01%, the NASDAQ Composite Index returned 11.16%, and the Russell 2000 Index returned (11.84%).(1) I am certainly not pleased or satisfied with our results, however, I am very confident in the outlook for the companies we've selected.

In light of the severity of the global market volatility, I want to take a moment to discuss my views on the turmoil and how it affected my investment decisions. It is easy to forget that any market requires buyers and sellers to stay in equilibrium. An excess of one or the other creates an imbalance and causes prices to rise or fall, often dramatically. More importantly, price moves don't necessarily have to be based on intrinsic value, but can be due to perception and psychology.

The series of events that culminated in the correction in September came like a cry of "Fire!" in a movie theater. The ensuing stampede to the exit was as irrational as I have seen. High-quality stocks were dropping with seemingly no bottom because there simply were no buyers. Valuation became irrelevant and liquidity became paramount. In other words, the most important question for buyers and sellers wasn't "What is this stock worth?"; instead, it was "Can I sell this stock if I need to?" Cytec Industries, one of my favorite specialty chemical companies, declined from $54 to $15 in a period of four weeks. At its bottom, it was selling for six and one-half times free cash flow, in my mind equivalent to a new Porsche selling for $5,000. Federal-Mogul, the largest position in the Fund, declined from $72 to $33 at its lowest point. This stock also sold for about six and one-half times free cash flow.

While it was certainly frustrating to watch what the correction was doing to the wealth of my shareholders, from a different perspective, it was a very unique opportunity to reload the Fund with great companies at reasonable prices. I doubled my position in Cytec at an average cost of roughly $18. It is now $24, and I expect this stock to continue to perform well. I was able to buy more Federal-Mogul at $33, a price not seen since early 1997. The stock is now $54. I also purchased a substantial amount of Bally Total Fitness and Chancellor Media. Bally, which I purchased in the low teens after the stock fell from $37, is now $19, and Chancellor, which I purchased in the low $20s, is now $38.

Cable companies, a significant weighting in the Fund, are also among my favorites. The stocks have been excellent performers over the past year, and I believe this will continue to be the case in the future. My original thesis on these companies was that, as current capital spending budgets decline over the next couple of years, a substantial amount of free cash flow

Portfolio Profile                           October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Equities                                               98.6%               97.1%
  Foreign                                               4.2%               17.1%
Top 10 Equities (% of Assets)                          61.2%               42.3%
Number of Stocks                                          36                  58
Cash & Cash Equivalents                                 1.4%                2.9%
--------------------------------------------------------------------------------
Top 5 Industries                            October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Cable Television                                       21.9%                5.0%
Multimedia                                             13.6%                0.6%
Automotive - Truck Parts
  and Equipment                                        10.3%                7.3%
Radio                                                   8.0%                1.3%
Printing - Commercial                                   5.8%                7.5%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                      October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Federal-Mogul Corp.                                    10.3%                7.3%
Time Warner, Inc.                                       9.0%                0.5%
Tele-Communications, Inc.
  - Class A                                             7.8%                5.0%
Chancellor Media Corp.                                  6.7%                  --
Comcast Corp. - Special Class A                         6.1%                  --
CBS Corp.                                               4.6%                3.8%
Bally Total Fitness Holding Corp.                       4.6%                4.3%
MediaOne Group, Inc.                                    4.2%                  --
Cytec Industries, Inc.                                  4.1%                2.6%
TCA Cable TV, Inc.                                      3.8%                  --
--------------------------------------------------------------------------------
(1)  All returns include reinvested dividends.

Past performance does not guarantee future results. Investing in special situation companies may entail greater risks.

36 Janus Equity Funds / October 31, 1998 will be generated. This is still the case. Now, however, it is also becoming clear that even more cash flow will be generated from new services such as voice, data and digital cable. As investors come to better understand this, I believe these stocks will continue to outperform.

One can look at a correction in different ways. It can be viewed as an opportunity to sell, or it can be viewed as an opportunity to buy. Those who viewed it as an opportunity to sell were doing so without regard to valuation and often sold their stocks at substantial discounts to their true worth. Those who viewed it as an opportunity to buy were simply taking advantage of the state of panic that had caused many to make irrational decisions. We viewed it as an opportunity to buy.

I want to thank you for sticking with the Fund, even when things looked bleak. I also want you to know that I have never sold a share of the Fund and, in fact, took the recent opportunity to add to my personal holdings in the Fund. There will again be occasions when things look bleak, and the easy move will be to sell. I urge to you not to take the easy way out. If you are a long-term investor, the best time to invest is often when the consensus view would suggest otherwise. This contradiction is precisely what creates the special situations in which this fund invests. Thank you again for your support.


Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through October 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Special Situations Fund ($15,277) as compared to the S&P 500 Index ($15,289).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 8.49%
Since 12/31/96*, 26.00%

Janus Special Situations Fund - $15,277

S&P 500 Index - $15,289

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 97.6%
Automotive - Truck Parts and Equipment - 10.3%
   1,493,665       Federal-Mogul Corp. $ ..................           80,937,972

Broadcast Services and Programming - 3.4%
     699,055       Tele-Communications Liberty Media
                     Group, Inc. - Class A* ...............           26,607,781

Cable Television - 21.9%
     966,360       Comcast Corp. - Special Class A ........           47,714,025
     779,740       MediaOne Group, Inc.* ..................           32,992,749
   1,085,780       TCA Cable TV, Inc. .....................           30,062,534
   1,450,000       Tele-Communications, Inc. - Class A* ...           61,081,250

                                                                     171,850,558

Chemicals - Specialty - 4.1%
   1,330,000       Cytec Industries, Inc.* ................           31,920,000

Circuits - 2.4%
     105,000       Linear Technology Corp. ................            6,260,625
     350,000       Maxim Integrated Products, Inc.* .......           12,490,625

                                                                      18,751,250

Computer Services - 1.2%
     448,800       Wang Laboratories, Inc.* ...............            9,593,100

Computers - Micro - 3.6%
     770,000       Apple Computer, Inc.* ..................           28,586,250

Cosmetics and Toiletries - 2.8%
   1,674,200       Playtex Products, Inc.* ................           22,078,512

Direct Marketing - 1.8%
     294,880       Catalina Marketing Corp.* ..............     $     14,062,090

Diversified Operations - 2.9%
     372,968       Tyco International, Ltd. ...............           23,100,705

Heart Monitors - 0%
       4,635       Endocardial Solutions, Inc.* ...........               32,445

Human Resources - 0.3%
     276,423       Capita Group PLC** .....................            2,789,127

Medical Products - 0.4%
     100,000       Mallinckrodt, Inc. .....................            2,850,000

Multimedia - 13.6%
   1,283,800       CBS Corp. ..............................           35,866,163
     767,365       Time Warner, Inc. ......................           71,221,064

                                                                     107,087,227

Oil Companies - Exploration and Production - 0.9%
   1,753,075       Magnum Hunter Resources, Inc.*,# .......            6,793,166

Optical Supplies - 1.8%
     230,000       Allergan, Inc. .........................           14,360,625

Printing - Commercial - 5.8%
     461,000       Valassis Communications, Inc.* .........           18,382,375
     900,000       World Color Press, Inc.* ...............           27,337,500

                                                                      45,719,875

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  37

Janus | Special Situations Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Publishing - Periodicals - 0.8%
     988,330       Ziff-Davis, Inc.* ......................     $      6,547,686

Radio - 8.0%
     216,600       Capstar Broadcasting Corp. - Class A* ..            3,763,425
   1,381,595       Chancellor Media Corp.* ................           53,018,708
      79,110       Clear Channel Communications, Inc.* ....            3,604,449
      50,000       Jacor Communications, Inc.* ............            2,750,000

                                                                      63,136,582

Real Estate Investment Trusts - 0%
     100,000       Property Capital Trust .................              112,500

Recreational Centers - 4.6%
   1,897,600       Bally Total Fitness Holding Corp.*,# ...           35,817,200

Retail - Jewelry - 0.4%
     171,500       Claire's Stores, Inc. ..................            2,904,781

Seismic Data Collection - 0.2%
      92,160       Veritas DGC, Inc.* .....................            1,716,480

Shipbuilding - 1.3%
     380,500       Newport News Shipbuilding, Inc. ........           10,011,906

Television - 5.1%
   1,305,000       Scandinavian Broadcasting System S.A.*,#           30,015,000
     321,200       Young Broadcasting Corp. - Class A* ....           10,137,875

                                                                      40,152,875
--------------------------------------------------------------------------------
Total Common Stock (cost $725,503,715) ....................          767,520,693
--------------------------------------------------------------------------------
Preferred Stock - 1.0%
Electric - Integrated - 1.0%
      97,000       Houston Industries, Inc., convertible,
                     7.00% (cost $7,474,820) ..............            7,863,063
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 1.8%
                   Household Finance Corp.
$ 14,200,000         5.72%, 11/2/98
                     (amortized cost $14,197,744) .........           14,197,744
--------------------------------------------------------------------------------
Total Investments (total cost $747,176,279) - 100.4% ......          789,581,500
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4%)      (3,264,723)
--------------------------------------------------------------------------------
Net Assets - 100% ...................................      $         786,316,777
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Luxembourg                                 3.8%                 $     30,015,000
United Kingdom                             0.4%                        2,789,127
United States++                           95.8%                      756,777,373
--------------------------------------------------------------------------------
Total                                    100.0%                 $    789,581,500

++Includes Short-Term Securities (94.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1998

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold      Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/27/98            1,250,000         $ 2,089,250       ($37,791)
British Pound 4/7/99                250,000             415,300           6,550
--------------------------------------------------------------------------------
Total                                               $ 2,504,550       ($31,241)

See Notes to Schedules of Investments.

38  Janus Equity Funds / October 31, 1998

                                                             Janus | Twenty Fund

[PHOTO]

Scott W. Schoelzel
portfolio manager

It's truly been an extraordinary year in many ways and I'd like to thank all of you for your continued commitment and confidence. For the 12-month period ended October 31, 1998, Janus Twenty Fund outperformed the S&P 500 Index, posting a gain of 40.58% compared to 22.01% for the Index.(1) These results earned the Fund a first-quartile ranking, placing it 2nd out of 240 capital appreciation funds tracked by Lipper Analytical Services, Inc., a mutual fund rating company.(2)

One principle of the Fund is to invest in companies that simply provide more and more of the goods and services you and I use in our everyday lives. The pace of innovation of products and services in the telecommunications, technology, pharmaceuticals, financial services, retailing and media arenas has been nothing short of phenomenal, and at times it's difficult just to keep up. Nevertheless, our research analysts have done an extraordinary job identifying and analyzing the opportunities which have presented themselves, and no letter would be complete without acknowledging their outstanding work.

I genuinely believe the Internet will be the single most influential phenomenon affecting our lives over the next 10 years. As Internet use infiltrates the way we work, learn, and entertain ourselves, there should be an explosion of new investment opportunities. We've chosen to invest in many companies we believe will play a key role in this evolution. That said, our positions in Dell Computer, Microsoft and America Online (AOL) in particular have added significantly to the performance of the Fund. For the year, Microsoft's stock price advanced more than 60%, while Dell and AOL gained more than 220%.

Life sciences, and more particularly pharmaceuticals, is another area where we continue to see a proliferation of opportunities. Our positions in Pfizer, Warner-Lambert and Eli Lilly all benefited from the increased acceptance of a number of recently launched drugs, all which have proven to be very successful in treating everything from elevated cholesterol levels to osteoporosis to reducing the incidence of breast cancer. Going forward, we expect the pipeline of "blockbuster" drugs to accelerate throughout the entire life sciences industry.

Telecommunications continues to offer great potential as well. Gains from our relatively new position in Nokia, a leader in the cellular phone equipment industry, were driven by the increasing use of cellular phones both in the U.S. and around the world. There are currently about 250 million subscribers worldwide, and we expect an increase to more than 600 million in the next couple of years. We believe Nokia is well-positioned to continue to maintain its leadership.

Despite the Fund's noteworthy returns, there were stocks that fell short of our expectations. Our financial services positions, once thought to be some of the more stable and predictable in the portfolio, proved to be some of the most volatile. The Asian economic crisis, Russian debt fiasco, hedge fund meltdowns, and assimilation difficulties with some of the higher-profile banking mergers all contributed to our loss of confidence. We chose to liquidate our positions in both Citigroup and BankAmerica, but will continue to monitor future developments at

                                                        (continued on next page)

Portfolio Profile                           October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Equities                                               81.1%               91.0%
  Foreign                                               7.0%                4.2%
Top 20 Equities (% of Assets)                          79.1%               80.1%
Top 10 Equities (% of Assets)                          59.6%               53.1%
Number of Stocks                                          23                  34
Cash & Fixed Income Securities                         18.9%                9.0%
--------------------------------------------------------------------------------
Top 5 Industries                            October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Medical - Drugs                                        15.2%               14.4%
Computers - Micro                                      11.4%                5.7%
Computer Software                                       9.3%                5.0%
Internet Software                                       7.4%                1.8%
Telecommunication Equipment                             7.0%                5.2%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                      October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Dell Computer Corp.                                    10.7%                5.7%
America Online, Inc.                                    7.4%                1.8%
Microsoft Corp.                                         7.3%                5.0%
Time Warner, Inc.                                       5.8%                2.4%
Pfizer, Inc.                                            5.6%                5.2%
Warner-Lambert Co.                                      5.5%                4.6%
Nokia Oyj (ADR) - Class A                               5.1%                  --
Cisco Systems, Inc.                                     4.8%                1.5%
General Electric Co.                                    3.9%                4.4%
MCI WorldCom, Inc.                                      3.5%                0.4%
--------------------------------------------------------------------------------
(1)  Both returns include reinvested dividends.

(2) A capital appreciation fund is defined by Lipper as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." As of October 31, 1998, Janus Twenty Fund ranked 2/96 for the 5-year period, and 1/55 funds for the 10-year period. This ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 1998  39
both of these firms as well as the entire financial services sector. Fortunately, the disappointing returns posted by these stocks weren't enough to meaningfully impact the Fund's overall performance.

Looking ahead, I believe market volatility is here to stay. The speed at which information is now being disseminated, combined with its sheer volume and the impact it has on the world's financial systems, will almost guarantee that the volatility we have seen is only a precursor to future market actions. Despite this increase in volatility, I remain very bullish on the longer-term prospects for financial assets, particularly growth stocks. I would, however, urge you to maintain realistic expectations going forward. The average return on stocks over the past 30 years is around 11%, not 40%, and some years even produce losses. (Yes, it can actually happen!)

Finally, managing Janus Twenty Fund is so much more than just a job to me. As many of you know, 100% of my personal portfolio is invested in the Fund, side by side with each of you. So next time the market swoons, rest assured that your portfolio manager knows firsthand what you are going through and is working hard to navigate the uncertainties of the marketplace with your best interests in mind.

Thank you for your continued investment in Janus Twenty Fund.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($107,077) as compared to the S&P 500 Index ($90,691).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 40.58%
Five Year, 23.22%
Ten Year, 23.41%
Since 4/30/85*, 19.20%

Janus Twenty Fund - $107,077

S&P 500 Index - $90,691

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 79.1%
Applications Software - 0.6%
   1,431,377       Intuit, Inc.* ..........................     $     72,284,539

Cable Television - 1.2%
   3,265,160       Tele-Communications, Inc. - Class A* ...          137,544,865

Computer Software - 7.3%
   7,718,485       Microsoft Corp.* .......................          817,194,599

Computers - Memory Devices - 1.5%
   2,614,365       EMC Corp.* .............................          168,299,747

Computers - Micro - 11.4%
   2,100,000       Apple Computer, Inc. ...................           77,962,500
  18,363,640       Dell Computer Corp.* ...................        1,205,113,875

                                                                   1,283,076,375

Diversified Operations - 3.9%
   5,041,960       General Electric Co. ...................          441,171,500

Finance - Mortgage Loan Banker - 2.8%
   4,400,445       Fannie Mae .............................          311,606,512

Internet Software - 7.4%
   6,597,200       America Online, Inc.* ..................          838,256,725

Medical - Drugs - 15.2%
   4,619,435       Eli Lilly and Co. ......................          373,885,520
   1,421,145       Glaxo Wellcome PLC (ADR) ...............           88,466,276
   5,846,015       Pfizer, Inc. ...........................          627,350,485
   7,867,175       Warner-Lambert Co. .....................          616,589,841

                                                                   1,706,292,122

Multi-Line Insurance - 2.5%
   3,250,000       American International Group, Inc. .....     $    277,062,500

Multimedia - 5.8%
   7,073,784       Time Warner, Inc. ......................          656,535,577

Networking Products - 4.8%
   8,574,445       Cisco Systems, Inc.* ...................          540,190,035

Retail - Building Products - 2.1%
   5,394,800       Home Depot, Inc. .......................          234,673,800

Super-Regional Banks - 1.4%
   4,282,365       U.S. Bancorp ...........................          156,306,323

Telecommunication Equipment - 7.0%
   2,800,365       Lucent Technologies, Inc. ..............          224,554,268
   6,107,975       Nokia Oyj (ADR) - Class A ..............          568,423,423

                                                                     792,977,691

Telecommunication Services - 0.7%
   2,000,000       Qwest Communications
                     International, Inc.* .................           78,250,000

Telephone - Long Distance - 3.5%
   7,037,380       MCI WorldCom, Inc.* ....................          388,815,245
--------------------------------------------------------------------------------
Total Common Stock (cost $5,327,548,802) ..................        8,900,538,155
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

40  Janus Equity Funds / October 31, 1998

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 2.2%
Retail - Regional Department Stores - 0.6%
                   Fred Meyer, Inc.:
$ 40,000,000         7.375%, senior notes, due 3/1/05 .....     $     41,400,000
  25,000,000         7.45%, senior notes, due 3/1/08 ......           26,187,500

                                                                      67,587,500

Telecommunication Services - 1.6%
 190,000,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............          179,075,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $254,165,308) .................          246,662,500
--------------------------------------------------------------------------------
Preferred Stock - 2.0%
Computer Software - 2.0%
     456,089       SAP A.G.*,**(cost $228,493,327) ........          222,237,009
--------------------------------------------------------------------------------
U.S. Government Obligation - 1.9%
$195,000,000       U.S. Treasury Note, 6.125%,
                     due 11/15/27 (cost $200,892,158) .....          219,837,150
--------------------------------------------------------------------------------
Money Market - 5.2%
  85,000,000       Janus Government Money Market
                     Fund, 5.31% ..........................           85,000,000
 500,000,000       Janus Money Market Fund, 5.46% .........          500,000,000
--------------------------------------------------------------------------------
Total Money Market (cost $585,000,000) ....................          585,000,000
--------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
  29,100,000       ABN AMRO Securities, Inc.,
                     5.72%, dated 10/30/98, maturing
                     11/2/98, to be repurchased at
                     $29,113,871 collateralized by
                     $14,568,240 in Fannie Mae,
                     0.%-13.00%, 11/1/98-9/25/28;
                     $13,303,164 in Freddie Mac, 0%-9.00%,
                     11/9/98-8/15/28; $30,087 in Sallie
                     Mae, 4.947%, 11/10/98; $23,513,202 in
                     Government National Mortgage
                     Association, 4.50%-10.50%, 6/15/13-
                     9/20/28; $542,526 in Federal Farm
                     Credit, 5.63%-8.16%, 9/5/00-10/7/09;
                     $2,174,617 in Federal Home Loan Bank
                     System, 1.70%-6.135%,
                     11/6/98-8/21/28; $164,274 in
                     Tennessee Valley Authority, 0%,
                     5/1/13; with respective values of
                     $10,235,539, $10,177,549, $30,442,
                     $16,829,706, $595,723, $2,218,905,
                     and $7,208 (cost $29,100,000) ........           29,100,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.2%
                   Ford Motor Credit Corp.
 150,000,000         5.25%, 11/13/98 ......................          149,737,500
                   Norwest Financial Corp.
 100,000,000         5.23%, 11/23/98 ......................           99,680,389
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $249,417,889) ...........................          249,417,889
--------------------------------------------------------------------------------
Time Deposit - 0.9%
$100,000,000       Wachovia - North Carolina Bank Note
                     5.50%, 11/2/98 (cost $100,000,000) ...     $    100,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.1%
                   Fannie Mae:
 100,000,000         5.04%, 12/9/98 .......................           99,468,000
  50,000,000         5.45%, 1/6/99 ........................           49,557,500
  50,000,000         5.45%, 2/2/99 ........................           49,384,000
                   Freddie Mac:
  50,000,000         5.14%, 11/13/98 ......................           49,914,333
 100,000,000         5.05%, 11/30/98 ......................           99,609,306
 100,000,000         5.06%, 12/7/98 .......................           99,494,000
  75,000,000         5.45%, 1/25/99 .......................           74,154,750
  50,000,000         5.45%, 1/26/99 .......................           49,429,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $571,000,847) ........          571,011,389
--------------------------------------------------------------------------------
Total Investments (total cost $7,545,618,331) - 98.8% .....       11,123,804,092
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1 2%        131,065,658
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $ 11,254,869,750
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Finland                                    5.1%                 $    568,423,423
Germany                                    2.0%                      222,237,009
United States++                           92.9%                   10,333,143,660
--------------------------------------------------------------------------------
Total                                    100.0%                 $ 11,123,804,092

++Includes Short-Term Securities (79.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1998

Currency Sold and                  Currency            Currency    Unrealized
Settlement Date                  Units Sold      Value in $ U.S.   Gain/(Loss)
--------------------------------------------------------------------------------
German Deutschemark
  11/4/98                        68,000,000         $41,107,484    ($1,920,332)
German Deutschemark
  1/26/99                        92,000,000          55,835,407         879,813
--------------------------------------------------------------------------------
Total                                                $96,942,891   ($1,040,519)

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  41

Janus | Venture Fund (closed to new investors)

[PHOTO]
James P. Craig
portfolio manager

[PHOTO]
William H. Bales
portfolio manager

[PHOTO]
Jonathan Coleman
portfolio manager

While the small- and mid-cap sectors of the market continued to lag large caps through most of the fiscal year, Janus Venture Fund returned 1.07% for the 12-month period ended October 31, 1998, outperforming its benchmark, the Russell 2000 Index, which returned (11.84%) for the same period.(1)

Additionally, the Fund's performance exceeded that of many of its peers during the period. It ranked 21st out of 588 small-company growth funds tracked by Lipper Analytical Services, Inc., a mutual fund rating company, which placed the Fund in the top quartile for the year.(2)

In our letter to you at midyear, we mentioned our plans to restructure the Fund by reducing the number of positions and adding to those where we saw the strongest potential for growth. In effect, the Fund became more focused, though no less diverse, as the number of names dropped from 197 at the beginning of the year to 94 at fiscal year-end.

These changes enabled us to get back to our stock-picking roots, so to speak, by providing even more time for on-site visits with company managements. In a market intolerant of earnings shortfalls (particularly among small-cap companies), this continues to be critical to our ongoing research.

Unfortunately, despite strong earnings for many of our companies, liquidity concerns drove small-cap prices down a number of times throughout the year. Nonetheless, we continued to treat these pricing inefficiencies as buying opportunities, selectively adding to our favorite positions.

Among those we increased during the year were Veritas Software Corporation, TCA Cable TV, Inc. and MedImmune, Inc. Veritas, a developer of data management and storage software, will likely benefit from a data explosion created by rapid Internet growth. We expect TCA to increase its cash flow by offering customers new, value-added services, including telephony, data and video-on-demand. And our optimism for MedImmune is based on continued strong sales from its respiratory infection treatments, as well as a full product pipeline.

Despite a difficult environment for small technology stocks, our holdings in this area continued to do well. Significant gains posted by Engineering Animation (one of our largest positions) helped buoy the Fund's performance. The company's stock appreciated as a result of the growing popularity of its three-dimensional engineering software, particularly among car manufacturers who benefit from reduced development time.

Another large technology holding that posted impressive returns was Wind River Systems, Inc. Although the stock was flat throughout much of the year, it gained late in the period following news of an agreement with Intel. The deal grants royalties to Wind River for each computer chip Intel sells containing Wind River's embedded software system.

Portfolio Profile                           October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Equities                                               90.0%               96.4%
  Foreign                                               2.7%                5.6%
  European                                              2.7%                3.8%
Top 10 Equities (% of Assets)                          26.0%               17.1%
Number of Stocks                                          94                 197
Cash & Cash Equivalents                                10.0%                3.6%
--------------------------------------------------------------------------------
Top 5 Industries                            October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Medical Drugs                                           5.7%                2.4%
Cable Television                                        5.1%                  --
Computer Software                                       4.5%                2.4%
Commercial Banks                                        4.4%                4.6%
Applications Software                                   4.2%                1.4%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                      October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Wind River Systems, Inc.                                3.8%                0.9%
MedImmune, Inc.                                         3.1%                  --
TCA Cable TV, Inc.                                      2.7%                  --
Sepracor, Inc.                                          2.6%                0.7%
Metromedia Fiber Network, Inc. - Class A                2.6%                  --
Engineering Animation, Inc.                             2.4%                0.5%
M & T Bank Corp.                                        2.4%                2.0%
Adelphia Communications Corp. - Class A                 2.4%                  --
Heftel Broadcasting Corp.
  - Class A                                             2.1%                0.7%
Henry Schein, Inc.                                      1.9%                0.9%
--------------------------------------------------------------------------------
(1)  Both returns include reinvested dividends.

(2) A small-cap fund is defined by Lipper as "a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $1 billion at the time of purchase." As of October 31, 1998, Janus Venture Fund ranked 93/190 for the 5-year period and 21/65 for the 10-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

42  Janus Equity Funds / October 31, 1998

We were also pleased with MiniMed, Inc., a stock that gained from the movement toward more intensive medical management of diabetes. The company has captured nearly 90% of U.S. market share for insulin pumps and is currently awaiting FDA approval for its new glucose sensor.

Two stocks that fell short of our expectations were Concentra Managed Care and Computer Learning Centers. Although Concentra's financial profile appeared solid, we trimmed our position when lackluster earnings growth caused the stock to falter. We also liquidated our position in Computer Learning Centers at a loss following the stock's decline on news that an inspection by the U.S. Department of Education faulted the company for inaccurate record keeping.

The recent underperformance of the small-cap sector, coupled with the extreme volatility of the overall market, has created tremendous opportunities in small-company stocks. We are working hard to take advantage of the inefficiencies we see and are hopeful for solid returns over the course of the year.

In closing, we'd like to thank you for your continued support and investment in Janus Venture Fund.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of green. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($68,206) as compared to the Russell 2000 Index ($42,348).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 1.07%
Five Year, 10.28%
Ten Year, 14.55%
Since 4/30/85*, 15.28%

Janus Venture Fund - $68,206

Russell 2000 Index - $42,348

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 90.0%
Advertising Sales - 2.4%
     552,795       Lamar Advertising Co. - Class A* .......     $     17,257,568
     349,965       Outdoor Systems, Inc.* .................            7,721,102

                                                                      24,978,670

Advertising Services - 0.5%
     363,637       Penton Media, Inc. .....................            5,454,555

Aerospace and Defense - 1.8%
     573,695       Orbital Sciences Corp.* ................           18,931,935

Airlines - 0.6%
     200,000       Ryanair Holdings PLC (ADR)* ............            5,875,000

Applications Software - 4.2%
     375,000       HNC Software, Inc.* ....................           12,609,375
     400,000       Policy Management Systems Corp.* .......           18,175,000
     200,000       Sapient Corp.* .........................            9,012,500
     250,000       Software A.G. Systems, Inc.* ...........            3,750,000

                                                                      43,546,875
Audio and Video Products - 0.3%
      50,000       Gemstar International Group, Ltd.* .....            2,731,250

Automotive - Truck Parts and Equipment - 1.6%
     309,000       Federal-Mogul Corp. ....................           16,743,938

Cable Television - 5.1%
     649,545       Adelphia Communications Corp. - Class A*     $     24,439,130
   1,008,440       TCA Cable TV, Inc. .....................           27,921,183

                                                                      52,360,313

Cellular Telecommunications - 0.3%
     100,000       WinStar Communications, Inc.* ..........            2,700,000

Circuits - 3.0%
     590,000       SIPEX Corp.* ...........................           16,372,500
     450,900       Vitesse Semiconductor Corp.* ...........           14,541,525

                                                                      30,914,025

Collectibles - 0.1%
      50,000       Action Performance Companies, Inc.* ....            1,493,750

Commercial Banks - 4.4%
     216,200       Investors Financial Services Corp. .....           11,647,775
      49,900       M & T Bank Corp. .......................           24,875,150
     145,700       U.S. Trust Corp. .......................            9,279,268

                                                                      45,802,193

Commercial Services - 2.3%
     447,900       Central Parking Corp. ..................           18,783,806
     156,250       NCO Group, Inc.* .......................            4,921,875

                                                                      23,705,681
Computer Graphics - 2.4%
     575,000       Engineering Animation, Inc.*,# .........           25,192,187

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  43

Janus | Venture Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Computer Services - 3.3%
     214,000       ARIS Corp.* ............................     $      3,370,500
     291,900       Ciber, Inc.* ...........................            5,728,537
     105,600       DA Consulting Group, Inc.* .............            1,584,000
     167,465       ECsoft Group PLC (ADR)* ................            3,684,230
     342,855       Logica PLC .............................           11,584,066
     420,182       Technology Solutions Co.* ..............            5,042,184
     229,300       Tier Technologies, Inc.* ...............            2,980,900

                                                                      33,974,417

Computer Software - 4.5%
     300,000       Brio Technology, Inc.* .................            2,475,000
     329,000       Micromuse, Inc.* .......................            5,613,563
     887,337       Wind River Systems, Inc.* ..............           38,876,452

                                                                      46,965,015
Computers - Memory Devices - 1.5%
     314,475       VERITAS Software Corp.* ................           15,763,059

Consulting Services - 0.7%
     116,050       Charles River Associates, Inc.* ........            2,901,250
     186,990       Professional Detailing, Inc.* ..........            4,370,891

                                                                       7,272,141

Drug Delivery Systems - 0.2%
     236,900       Atrix Laboratories, Inc.* ..............            2,398,613

Electronic Components - Semiconductors - 1.6%
     125,000       Artisian Components* ...................              914,063
     625,000       ATMI, Inc.* ............................            8,593,750
     192,200       MIPS Technologies, Inc.* ...............            4,444,625
     100,000       SDL, Inc.* .............................            2,200,000

                                                                      16,152,438

Electronic Safety Devices - 1.6%
     727,274       Pittway Corp. - Class A ................           16,681,847

Fiber Optics - 2.6%
     700,000       Metromedia Fiber Network, Inc. - Class A*          26,512,500

Finance - Mortgage Loan Banker - 0.3%
     180,000       Doral Financial Corp. ..................            3,150,000

Finance - Other Services - 0.9%
     300,000       HealthCare Financial Partners, Inc.* ...            9,187,500

Food - Retail - 0.5%
     100,000       Dominick's Supermarkets, Inc.* .........            4,881,250

Food - Wholesale - 1.6%
     350,000       U.S. Foodservice, Inc.* ................           16,625,000

Human Resources - 2.5%
     250,000       ProBusiness Services, Inc.* ............            9,140,625
     888,325       Romac International, Inc.* .............           15,545,688
      72,985       Select Appointments Holdings PLC (ADR) .            1,240,745

                                                                      25,927,058

Instruments - Scientific - 1.0%
     406,100       Dionex Corp.* ..........................           10,812,413

Internet Content - 0.2%
      47,695       Broadcast.com, Inc.* ...................            2,378,788

Internet Software - 0.4%
      60,740       Lycos, Inc.* ...........................            2,467,563
     125,000       Spyglass, Inc.* ........................            1,625,000

                                                                       4,092,563

Medical - Biomedical and Genetic - 0.8%
      84,700       Incyte Pharmaceuticals, Inc.* ..........     $      2,583,350
     100,000       QIAGEN N.V.* ...........................            6,075,000

                                                                       8,658,350
Medical - Drugs - 5.7%
     475,000       MedImmune, Inc.* .......................           31,943,750
     400,000       Sepracor, Inc.* ........................           27,450,000

                                                                      59,393,750
Medical - Generic Drugs - 1.6%
     300,000       Watson Pharmaceuticals, Inc.* ..........           16,687,500

Medical Instruments - 1.0%
     100,000       Sofamor Danek Group, Inc.* .............           10,162,500

Medical Products - 3.7%
     500,000       Henry Schein, Inc.* ....................           19,343,750
     300,000       MiniMed, Inc.* .........................           16,650,000
     100,000       Osteotech, Inc.* .......................            2,518,750

                                                                      38,512,500

Music/Clubs - 1.4%
     450,000       SFX Entertainment, Inc. - Class A* .....           14,231,250

Network Software - 0.1%
      27,900       Concord Communications, Inc.* ..........            1,035,788

Office Furnishings - 0.7%
     275,200       Knoll, Inc.* ...........................            7,430,400

Optical Supplies - 1.2%
     200,000       Allergan, Inc. .........................           12,487,500

Pharmacy Services - 1.4%
     335,000       NCS HealthCare, Inc. - Class A* ........            5,904,375
     250,000       Omnicare, Inc. .........................            8,640,625

                                                                      14,545,000
Printing - Commercial - 1.8%
     469,225       Valassis Communications, Inc.* .........           18,710,347

Professional Sports - 0.5%
     200,000       Championship Auto Racing Teams, Inc.* ..            4,975,000

Property and Casualty Insurance - 1.0%
     100,000       Mutual Risk Management, Ltd. ...........            3,381,250
     304,650       Philadelphia Consolidated Holding Corp.*            7,121,194

                                                                      10,502,444

Radio - 3.4%
     351,500       Citadel Communications Corp.* ..........            7,205,750
     183,590       Cox Radio, Inc. - Class A* .............            6,873,151
     526,195       Heftel Broadcasting Corp. - Class A* ...           21,639,769

                                                                      35,718,670

Recreational Centers - 0.5%
     250,000       Bally Total Fitness Holding Corp.* .....            4,718,750

Rental Auto/Equipment - 1.4%
      28,500       Home Choice Holdings, Inc.* ............              368,719
     400,000       Rent-Way, Inc.* ........................            9,450,000
     200,000       Renters Choice, Inc.* ..................            4,962,500

                                                                      14,781,219

Resorts and Theme Parks - 1.5%
     700,000       Premier Parks, Inc.* ...................           15,531,250

See Notes to Schedules of Investments.

44  Janus Equity Funds / October 31, 1998

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Retail - Bedding - 1.0%
     335,300       Linens `N Things, Inc.* ................     $     10,373,344

Retail - Catalog Shopping - 1.2%
     320,000       MSC Industrial Direct Co., Inc. - Class A*          6,800,000
     350,000       School Specialty, Inc.* ................            5,512,500

                                                                      12,312,500

Retail - Internet - 0.2%
     189,700       software.net Corp.* ....................            1,754,725

Retail - Pubs - 0.6%
   1,813,155       J.D. Wetherspoon PLC ...................            6,012,252

Retail - Regional Department Stores - 1.5%
     290,000       Fred Meyer, Inc.* ......................           15,460,625

Retail - Restaurants - 1.5%
     400,000       Papa John's International, Inc.* .......           15,187,500

Schools - 0.1%
      50,000       ITT Educational Services, Inc.* ........            1,484,375

Telecommunication Equipment - 1.7%
     125,000       Aware, Inc.* ...........................            1,515,625
     600,000       GeoTel Communications Corp.* ...........           15,600,000

                                                                      17,115,625

Telecommunication Services - 0.5%
     494,360       Hyperion Telecommunications, Inc.
                     - Class A* ...........................            4,820,010

Television - 0.8%
     279,185       Univision Communications, Inc. - Class A*           8,235,958

Wireless Equipment - 0.8%
     400,000       American Tower Corp.* ..................            8,750,000
--------------------------------------------------------------------------------
Total Common Stock (cost $706,896,146) ....................          932,794,106
--------------------------------------------------------------------------------
Repurchase Agreement - 5.6%
$ 58,000,000       ABN AMRO Securities, Inc.,
                     5.72%, dated 10/30/98, maturing
                     11/2/98, to be repurchased at
                     $58,027,647 collateralized by
                     $29,036,355 in Fannie Mae, 0%-13.00%,
                     11/1/98-9/25/28; $25,514,897 in
                     Freddie Mac, 0%-9.00%, 11/9/98-
                     8/15/28; $59,967 in Sallie Mae,
                     4.947%, 11/10/98; $46,864,800 in
                     Government National Mortgage
                     Association, 4.50%- 10.50%,
                     6/15/13-9/20/28; $1,081,323 in
                     Federal Farm Credit, 5.63%-8.16%,
                     9/5/00-10/7/09; $4,334,289 in Federal
                     Home Loan Bank System, 1.70%-6.135%,
                     11/6/98-8/21/28; $347,419 in
                     Tennessee Valley Authority, 0%,
                     5/1/13; with respective values of
                     $20,400,730, $20,285,150, $60,674,
                     $33,543,745, $1,187,352, $4,442,561,
                     and $14,366 (cost $58,000,000) .......           58,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.8%
                   Federal Home Loan Bank System
$ 25,000,000         5.45%, 1/27/99 .......................     $     24,711,500
                   Freddie Mac
  25,000,000         5.45%, 1/14/99 .......................           24,750,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $49,464,785) .........           49,462,000
--------------------------------------------------------------------------------
Total Investments (total cost $814,360,931) - 100.4% ......        1,040,256,106
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4%)      (4,387,838)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  1,035,868,268
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Ireland                                    0.6%                 $      5,875,000
United Kingdom                             2.1%                       22,521,293
United States++                           97.3%                    1,011,859,813
--------------------------------------------------------------------------------
Total                                    100.0%                 $  1,040,256,106

++Includes Short-Term Securities (86.9% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  45

Janus | Worldwide Fund

[PHOTO]
Helen Young Hayes
portfolio manager

For the 12-month period ended October 31, 1998, Janus Worldwide Fund appreciated 11.40% compared to the MSCI World Index, which returned 15.26%.(1) Despite lagging its index, the Fund achieved a top-quartile ranking, placing 47th out of 211 global funds tracked by Lipper Analytical Services, Inc., a mutual fund rating company.(2)

The fiscal year was the most volatile 12-month period in recent memory. The first three quarters reflected generally buoyant equity markets, fueled by continued modest growth and low interest rates primarily in the U.S. and Europe. Asian markets and economies were relatively weak in comparison, but helped contribute to the general optimism regarding sustainable global growth and low interest rates. While the unresolved banking crisis in Japan was troublesome, it was viewed more as a regional problem. However, the global equity markets began to stumble in July when Russia devalued its currency and subsequently restructured its debt obligations. This sent widespread shocks throughout the global financial markets, primarily because of the highly leveraged Russian positions held by hedge funds. Forced liquidations of hedge funds pressured the dollar, corporate bonds and the broad equity markets, while fears of losses were particularly pronounced among financial stocks. As a result, global growth forecasts were slashed. Political concerns in Japan, Germany and the U.S. also contributed to the sell-off. Hardest hit were the European bourses, which had the largest gains to date.

In September and October, the Federal Reserve intervened with two interest rate cuts, helping global markets rally. Although the U.S. market regained much of its losses near the end of the period, the international markets remained well below their summer highs. Intraday volatility returned to more normal levels, and market participants focused once again on fundamentals.

The Fund had a number of winners and a few losers. Two of our U.S. technology stocks, Microsoft and Cisco Systems, contributed solid gains, and we added to these positions on market declines. Other strong U.S. performers included our cable positions in Time Warner, Comcast and Tele-Communications, Inc., as well as pharmaceutical powerhouses like Warner-Lambert and Bristol-Myers Squibb. European information technology companies were also winners, including Cap Gemini, Getronics and Atos. Business support services in Europe contributed strongly to results, with Rentokil Initial, Securitas, Hays PLC and Compass Group all posting large gains. Telecommunications equipment maker Nokia turned in an outstanding performance, benefiting from huge global demand for cellular telephony. Telecom service providers MCI-WorldCom and Swisscom (a new holding) were strong performers as well.

However, European financial stocks, which we had held because of declining interest rates and industry consolidation, were broadly hit by the financial crisis mentioned earlier. Our biggest loser was UBS in Switzerland, which suffered from exposure to both Russia and hedge funds. Despite the positive benefits from cost-cutting and an attractive private banking business, the earnings potential of UBS was impaired by write-downs and market volatility. We significantly reduced this position at a loss. Some smaller financial holdings were also hurt, such as Deutsche Bank and Bank Austria, and we liquidated and cut these positions, respectively. However, we

Portfolio Profile                           October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Equities                                               85.6%               94.1%
  Foreign                                              60.7%               78.1%
  European                                             52.1%               65.3%
Top 10 Equities (% of Assets)                          24.4%               21.1%
Number of Stocks                                         155                 207
Cash & Cash Equivalents                                14.4%                5.9%
--------------------------------------------------------------------------------
Top 5 Industries                            October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Diversified Operations                                 10.1%               10.5%
Medical - Drugs                                         9.6%                6.8%
Telephone - Integrated                                  4.4%                2.8%
Computer Services                                       4.2%                3.4%
Telecommunication Services                              4.1%                1.6%
--------------------------------------------------------------------------------
Top 5 Countries                             October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
United States                                          39.4%               16.5%
United Kingdom                                         10.2%               15.3%
France                                                  9.1%               11.2%
Japan                                                   6.7%                6.6%
Germany                                                 5.9%                7.4%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                      October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                     3.5%                1.4%
Tyco International, Ltd.                                2.9%                  --
Mannesman A.G                                           2.9%                  --
Microsoft Corp.                                         2.8%                0.7%
Tele-Communications, Inc.                               2.3%                1.1%
Time Warner, Inc.                                       2.1%                  --
Rentokil Initial PLC                                    2.0%                2.4%
NTT Mobile Communication Network, Inc.                  2.0%                  --
Wolters Kluwer N.V                                      2.0%                1.0%
Nokia Oyj (ADR)- Class A                                1.9%                0.2%
--------------------------------------------------------------------------------
(1) Both returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) A global fund is defined by Lipper as one that "invests at least 25% of its portfolio in securities traded outside the United States and may own U.S. securities as well." As of October 31, 1998, Janus Worldwide Fund was ranked 3/66 for the 5-year period. This ranking is based on total return, including reinvested dividends and capital gains for the stated period.

Past performance does not guarantee future results.

46 Janus Equity Funds / October 31, 1998 maintained our holdings in other European financials based upon positive fundamentals and low valuations, and added select names to the portfolio.

Stocks with economic sensitivity were hit during the sell-off by growing fears of a global recession. Even companies that exceeded earnings expectations, like Renault, Porsche and Electrolux, declined. Two of our holdings, French telecom equipment manufacturer Alcatel and Dutch consumer electronics company Philips Electronics, experienced earnings shortfalls because of weakening global economies. We cut these positions based upon our reduced earnings estimates.

Looking ahead, we foresee slower global economic growth and favorable interest rates. Japan's economy is still decelerating, while its government stumbles toward a solution for the banking crisis and economic malaise. Nonetheless, we are finding select opportunities here. Asian economies have stabilized, but equity valuations are expensive relative to earnings potential.

In Latin America, which is experiencing slower economic growth, we are currently focusing on the telecom sector. While in the U.S. and Europe, we continue to expect modest growth coupled with measures to improve profitability and shareholder value. The bulk of our holdings is concentrated here.

Recent market volatility, while frustrating, has created many new investment opportunities. By seeking out companies globally with strong franchises and improving fundamentals, we hope to find good investment returns over the long term regardless of short-term market movements.

Thank you for your continued investment in Janus Worldwide Fund.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($36,706) as compared to the Morgan Stanley Capital International World Index ($23,195).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 11.40%
Five Year, 17.60%
Since 5/15/91*, 19.04%

Janus Worldwide Fund - $36,706

Morgan Stanley Capital
International World Index - $23,195

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 84.2%
Advertising Agencies - 0%
     210,256       WPP Group PLC** ........................     $      1,038,741

Agricultural Biotechnology - 0.2%
     764,630       Monsanto Co. ...........................           31,063,094

Agricultural Operations - 0.1%
     312,525       Delta and Pine Land Co. ................           10,430,522

Airlines - 0.2%
   1,069,968       SAS Norge A.S.A. - Class B# ............           11,103,157
   1,782,045       SAS Sverige A.B.** .....................           19,377,828

                                                                      30,480,985

Appliances - 1.1%
   9,942,915       Electrolux A.B.** ......................          149,457,975

Applications Software - 0.5%
   1,281,926       Intuit, Inc.* ..........................           64,737,263

Audio and Video Products - 0.8%
   1,784,100       Sony Corp.** ...........................          113,298,994

Automotive - Cars and Light Trucks - 1.1%
   1,735,000       Honda Motor Co., Ltd.** ................           52,112,591
   2,464,274       Renault S.A ............................          105,322,680

                                                                     157,435,271

Automotive - Truck Parts and Equipment - 1.0%
   1,654,176       Valeo S.A.+ ............................          143,184,527

Beverages - Non-Alcoholic - 0.1%
   1,134,355       Coca-Cola Femsa S.A. (ADR) .............     $     18,716,858

Beverages - Wine and Spirits - 0.4%
   1,436,192       Allied Domecq PLC** ....................           13,228,549
   3,546,216       Diageo PLC** ...........................           38,305,569

                                                                      51,534,118

Brewery - 0.1%
   1,372,000       Kirin Brewery Co., Ltd.** ..............           14,953,160

Broadcast Services and Programming - 0.4%
   1,864,035       Grupo Televisa S.A. (GDR)* .............           50,561,949

Building - Heavy Construction - 0.1%
     146,640       Compagnie Francaise d'Etudes et de
                     Construction Technip .................           14,909,744

Building and Construction - 0.7%
     576,205       Suez Lyonnaise des Eaux ................          103,173,793

Building Products - Cement and Aggregate - 0.2%
     733,566       Cimpor-Cimentos de Portugal S.A ........           25,378,383

Cable Television - 4.0%
   3,923,085       Comcast Corp. - Special Class A ........          193,702,322
     892,500       MediaOne Group, Inc.* ..................           37,763,906
   7,684,915       Tele-Communications, Inc. - Class A* ...          323,727,044

                                                                     555,193,272

See Notes to Schedules of Investments.

                                        Janus Equity Fund / October 31, 1998  47

Janus | Worldwide Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Cellular Telecommunications - 1.9%
   1,266,205       AirTouch Communications, Inc.* .........     $     70,907,480
     894,952       Cellular Communications
                     International, Inc.*,# ...............           55,626,860
   6,184,000       China Telecom, Ltd.* ...................           11,616,248
  13,860,425       Telecom Italia Mobile S.p.A ............           80,537,963
   2,945,601       Vodafone Group PLC** ...................           39,414,654

                                                                     258,103,205

Chemicals - Diversified - 0.7%
   1,271,885       Akzo Nobel N.V.** ......................           49,440,455
     825,327       Hoechst A.G.** .........................           34,484,616
     645,510       Solutia, Inc. ..........................           14,160,876

                                                                      98,085,947

Commercial Banks - 1.6%
   3,802,638       Banco Central Hispanoamericano .........           41,902,486
     165,593       Bayerische Vereinsbank A.G.** ..........           13,148,039
     144,353       BG Bank A/S ............................            8,368,710
   3,135,860       Corporacion Bancaria de Espana S.A .....           68,110,106
   2,541,789       Den norske Bank A.S.A ..................            8,930,042
       6,678       Julius Baer Holding A.G. - Class B** ...           20,466,615
  10,795,404       Unicredito Italiano S.p.A ..............           58,135,140

                                                                     219,061,138

Computer Services - 4.2%
     481,331       Atos S.A.# .............................           90,776,704
   1,402,284       Cap Gemini S.A.+ .......................          210,713,203
   3,568,113       Getronics N.V.** .......................          148,060,189
   1,575,686       Logica PLC** ...........................           53,237,814
   4,951,771       Misys PLC** ............................           34,912,397
   1,092,031       WM-Data A.B. - Class B** ...............           39,675,354

                                                                     577,375,661

Computer Software - 2.9%
   1,547,747       JBA Holdings PLC**,# ...................            7,257,633
     595,751       Merkantildata A.S.A ....................            5,980,132
   3,697,610       Microsoft Corp.* .......................          391,484,459

                                                                     404,722,224

Computers - Integrated Systems - 0.5%
     483,291       Equant N.V.*,** ........................           20,942,787
     567,260       Equant N.V. - New York Shares*,** ......           24,817,625
   2,386,608       SEMA Group PLC** .......................           19,094,523

                                                                      64,854,935

Computers - Micro - 0.2%
     488,560       Dell Computer Corp.* ...................           32,061,750

Cosmetics and Toiletries - 0.3%
     714,000       Estee Lauder Companies, Inc. - Class A .           46,811,625

Cruise Lines - 0.1%
     526,315       Carnival Corp. .........................           17,039,448

Diversified Operations - 10.1%
  11,120,732       Hays PLC** .............................     $    163,983,350
   1,122,336       Lagardere S.C.A ........................           45,161,046
  46,444,673       Rentokil Initial PLC** .................          284,880,302
  26,786,009       Siebe PLC** ............................          109,903,397
   8,892,034       Tomkins PLC** ..........................           41,174,968
   6,484,018       Tyco International, Ltd. ...............          401,603,865
     845,037       Unilever N.V.** ........................           62,710,022
     199,660       VEBA A.G.** ............................           11,151,314
   1,059,122       Vivendi ................................          241,867,160
   7,138,760       Williams PLC** .........................           44,563,311

                                                                   1,406,998,735

Drug Delivery Systems - 0.8%
   1,617,585       Elan Corp. PLC (ADR)* ..................          113,332,049

Electric - Integrated - 0.1%
     494,572       Endesa S.A .............................           12,441,774

Electronic Components - 1.1%
     439,254       Electrocomponents PLC** ................            2,898,338
   1,344,708       Koninklijke Philips Electronics N.V.** .           71,566,927
   1,454,600       Philips Electronics N.V. - New York Shares**       79,821,175

                                                                     154,286,440

Finance - Consumer Loans - 0.3%
   1,084,550       Household International, Inc. ..........           39,653,859

Finance - Other Services - 0.1%
     513,520       Newcourt Credit Group, Inc. ............           16,881,970

Food - Catering - 0.9%
  13,011,095       Compass Group PLC** ....................          131,173,878

Food - Diversified - 1.3%
     488,013       Danone .................................          129,009,734
       6,177       Nestle S.A.** ..........................           13,137,768
   3,272,464       Raisio Group PLC .......................           43,971,505

                                                                     186,119,007

Food - Retail - 0.6%
      70,920       Disco S.A. (ADR)* ......................            1,041,638
   2,505,506       Koninklijke Ahold N.V.** ...............           83,307,681

                                                                      84,349,319

Hotels and Motels - 0%
     120,075       EIH, Ltd.+ .............................              624,390

Human Resources - 0.5%
      32,920       Adecco S.A.** ..........................           13,128,197
   5,962,404       Capita Group PLC** .....................           60,161,059

                                                                      73,289,256
Investment Companies - 0.5%
     406,009       Ratin A/S - B Shares ...................           69,670,998

Investment Management and Advisory Services - 0.3%
   4,623,050       Amvescap PLC** .........................           35,459,376

Life and Health Insurance - 0.2%
      53,206       Schweizerische Lebensversicherungs-und
                      Rentenanstalt** .....................           32,023,569

Machinery - General Industrial - 2.9%
   4,054,149       Mannesmann A.G.** ......................          399,007,043

See Notes to Schedules of Investments.

48  Janus Equity Funds / October 31, 1998

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 9.6%
     896,240       American Home Products Corp. ...........     $     43,691,700
   5,551,916       Astra A.B. - Class A** .................           89,846,448
   1,327,375       Bristol-Myers Squibb Co. ...............          146,757,898
   2,209,385       Glaxo Wellcome PLC** ...................           68,673,055
     920,944       Merck KGaA** ...........................           37,812,500
     918,465       Pfizer, Inc. ...........................           98,562,775
     164,143       Pharmacia & Upjohn, Inc.** .............            8,378,432
   3,903,455       Pharmacia & Upjohn, Inc. ...............          206,639,149
   1,908,605       Rhone-Poulenc - Class A ................           87,240,685
     261,954       Sanofi S.A .............................           41,012,249
   1,096,825       SmithKline Beecham PLC (ADR)** .........           69,922,594
   5,896,000       Takeda Chemical Industries** ...........          191,766,096
   3,139,054       Warner-Lambert Co. .....................          246,023,357

                                                                   1,336,326,938

Metal Processors and Fabricators - 1.3%
   4,661,434       Assa Abloy A.B. - Class B**,# ..........          185,458,793

Money Center Banks - 3.4%
  12,969,673       Banca Commerciale Italiana .............           80,183,588
  56,674,239       Banca di Roma* .........................           98,839,083
   1,692,023       Banco Bilbao Vizcaya, S.A ..............           22,781,603
     598,591       Bank Austria A.G .......................           32,569,763
  11,138,218       Lloyds TSB Group PLC** .................          137,567,156
     281,311       National Westminster Bank PLC** ........            4,729,960
     256,796       Schroders PLC** ........................            4,881,139
   4,202,693       Skandinaviska Enskilda Banken - Class A**          42,473,911
     112,786       UBS A.G.** .............................           30,943,221
     325,804       Unidanmark A/S - Class A ...............           24,839,193

                                                                     479,808,617

Mortgage Banks - 1.0%
   1,777,707       Deutsche Pfandbrief-und
                     Hypothekenbank A.G.** ................          140,612,759

Multi-Line Insurance - 1.4%
      72,414       Baloise Holding Ltd. - Class R** .......           59,788,251
     205,448       ERGO Versicherungs Gruppe A.G.** .......           34,051,600
     204,294       Royal & Sun Alliance Insurance
                     Group PLC** ..........................            1,871,458
     607,916       Storebrand A.S.A.* .....................            4,741,608
     143,034       Zurich Versicherungs-Gesellschaft** 86,934,193

                                                                     187,387,110

Multimedia - 2.1%
   3,194,975       Time Warner, Inc. ......................          296,533,617

Networking Products - 3.5%
   7,616,463       Cisco Systems, Inc.* ...................          479,837,169

Oil Companies - Integrated - 0.6%
   1,106,618       British Petroleum Co. PLC** ............           16,438,356
   1,251,470       Conoco, Inc. - Class A* ................           31,130,316
     156,563       Elf Aquitaine S.A ......................           18,116,296
     156,070       Total S.A ..............................           18,003,078

                                                                      83,688,046

Publishing - Books - 2.0%
   1,419,991       Wolters Kluwer N.V.** ..................          275,227,712

Radio - 0.3%
     776,605       Clear Channel Communications, Inc.* $ ..           35,384,065

Recycling - 0.3%
   1,463,428       Tomra Systems A.S.A.# ..................           41,091,876

Reinsurance - 0%
       4,661       Muenchener Rueckversicherungs
                     - Gesellschaft A.G.** ................            2,121,992

Retail - Building Products - 0%
       8,653       Castorama Dubois Investisse ............            1,543,155

Retail - Diversified - 0.4%
     968,000       Ito-Yokado Co., Ltd.** .................           56,488,418

Rubber - Tires - 0.2%
   1,214,000       Bridgestone Corp.** ....................           26,722,753

Security Services - 1.4%
  15,812,424       Securitas A.B. - Class B**,# ...........          194,194,615

Telecommunication Equipment - 4.0%
      82,227       Alcatel S.A ............................            9,159,555
     735,800       Alcatel S.A. (ADR) .....................           16,187,600
   2,905,526       Nokia Oyj - Class A ....................          264,694,696
   2,483,035       Nokia Oyj (ADR) - Class A ..............          231,077,445
      60,973       Telefonaktiebolaget L.M. Ericsson
                     - Class B** ..........................            1,372,833
   1,377,659       Telefonaktiebolaget L.M. Ericsson (ADR)
                     - Class B** ..........................           31,169,535

                                                                     553,661,664

Telecommunication Services - 4.1%
   2,375,030       COLT Telecom Group PLC*,** .............           31,024,209
     198,728       Deutsche Telekom A.G.** ................            5,414,039
      13,066       NTT Data Corp.**,# .....................           55,279,577
       7,807       NTT Mobile Communication
                     Network, Inc.** ......................          282,059,945
  27,459,553       Telecom Italia S.p.A ...................          198,562,833

                                                                     572,340,603

Telephone - Integrated - 4.0%
   1,376,480       Companhia de Telecommunicaciones de
                     Chile S.A. (ADR) .....................           30,196,530
      18,024       Nippon Telegraph & Telephone Corp.** ...          141,065,612
     582,617       Swisscom A.G.*,** 197,491,017
     807,610       Telecom Argentina Stet S.A. (ADR) ......           26,045,423
      61,755       Telecomunicacoes Brasileiras S.A. (ADR)*            4,689,520
   1,387,380       Telefonica de Argentina S.A. (ADR) .....           45,870,251
   1,690,361       Telefonica de Espana S.A ...............           76,183,513
     272,490       Telefonica de Espana S.A. (ADR) ........           37,314,099

                                                                     558,855,965

Telephone - Long Distance - 1.1%
   2,815,330       MCI WorldCom, Inc.* ....................          155,546,983

Transportation - Air Freight - 0.1%
     962,569       SAS Danmark A/S ........................           13,591,690

Travel Services - 0.3%
      10,549       Kuoni Reisen A.G. - Class B** ..........           37,705,800
--------------------------------------------------------------------------------
Total Common Stock (cost $9,051,507,310) ..................       11,723,106,585
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  49

Janus | Worldwide Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 0.5%
      37,477       Porsche A.G.** .........................     $     66,301,857

Computer Software - 0.5%
     150,744       SAP A.G.** .............................           73,452,540

Insurance Brokers - 0%
       9,945       Marschollek, Lautenschlaeger
                     und Partner A.G.*,** .................            5,074,050

Telephone - Integrated - 0.4%
     733,360       Telecomunicacoes Brasileiras S.A. (ADR)            55,689,525
--------------------------------------------------------------------------------
Total Preferred Stock (cost $271,512,250) .................          200,517,972
--------------------------------------------------------------------------------
Warrants - 0%
       4,661       Muenchener Rueckversicherungs
                     - Gesellschaft A.G.*,** (cost $0) ....              202,631
--------------------------------------------------------------------------------
Money Market - 3.5%
$185,000,000       Janus Government Money Market Fund,
                     5.31% ................................          185,000,000
 300,000,000       Janus Money Market Fund, 5.46% .........          300,000,000
--------------------------------------------------------------------------------
Total Money Market (cost $485,000,000) ....................          485,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 5.3%
                   Deutsche Bank A.G.:
 150,000,000         5.28%, 11/9/98 .......................          149,824,000
  50,000,000         5.28%, 11/13/98 ......................           49,912,000
                   IBM Credit Corp.
 200,000,000         5.03%, 1/15/99 .......................          197,878,000
                   Norwest Financial Corp.
 100,000,000         5.18%, 11/9/98 .......................           99,884,889
                   UBS Financial, Inc.
 250,000,000         5.32%, 11/5/98 .......................          249,852,222
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $747,377,278) ......          747,351,111
--------------------------------------------------------------------------------
Time Deposit - 1.4%
                   Wachovia-North Carolina Bank Note
 195,700,000         5.4375%, 11/2/98 (cost $195,700,000) .          195,700,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.3%
                   Fannie Mae:
$ 50,000,000         5.37%, 11/9/98 .......................     $     49,940,333
 200,000,000         5.09%, 11/20/98 ......................          199,462,722
  50,000,000         5.39%, 11/30/98 ......................           49,782,903
  50,000,000         5.37%, 12/21/98 ......................           49,627,083
                   Freddie Mac:
  50,000,000         5.06%, 12/23/98 ......................           49,634,556
 200,000,000         5.01%, 1/6/99 ........................          198,222,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $596,603,263) ........          596,669,597
--------------------------------------------------------------------------------
Total Investments (total cost $11,347,700,101) - 100.1% ...       13,948,547,896
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)     (16,557,685)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $ 13,931,990,211
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

50  Janus Equity Funds / October 31, 1998

Summary of Investments by Country, October 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Argentina                                  0.5%                 $     72,957,311
Austria                                    0.2%                       32,569,763
Brazil                                     0.4%                       60,379,044
Canada                                     0.1%                       16,881,970
Chile                                      0.2%                       30,196,529
Denmark                                    0.8%                      116,470,591
Finland                                    3.9%                      539,743,646
France                                     9.1%                    1,275,381,225
Germany                                    5.9%                      822,834,978
Hong Kong                                  0.1%                       11,616,248
India                                        --                          624,390
Ireland                                    0.8%                      113,332,049
Italy                                      3.7%                      516,258,606
Japan                                      6.7%                      933,747,145
Mexico                                     0.5%                       69,278,806
Netherlands                                5.9%                      815,894,573
Norway                                     0.5%                       71,846,815
Portugal                                   0.2%                       25,378,382
Spain                                      1.9%                      258,733,580
Sweden                                     5.5%                      761,405,724
Switzerland                                3.5%                      491,618,630
United Kingdom                            10.2%                    1,415,795,785
United States++                           39.4%                    5,495,602,106
--------------------------------------------------------------------------------
Total                                    100.0%                 $ 13,948,547,896

++Includes Short-Term Securities (24.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1998

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold      Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/6/98           297,360,000        $497,631,960   ($12,786,480)
British Pound 11/27/98           65,000,000         108,641,000     (2,951,000)
British Pound 4/7/99            195,640,000         324,997,168       2,954,164
Dutch Guilder 11/12/98          153,000,000          82,063,935     (5,839,866)
Dutch Guilder 11/27/98          110,000,000          59,054,061     (4,490,569)
Dutch Guilder 12/2/98           137,300,000          73,733,956     (5,082,755)
German Deutschemark
  11/4/98                       133,400,000          80,643,211     (5,577,937)
German Deutschemark
  12/2/98                       422,100,000         255,539,412    (17,551,029)
Japanese Yen 11/19/98         8,000,000,000          68,878,351    (10,441,535)
Japanese Yen 12/2/98         12,000,000,000         103,319,572    (18,654,348)
Japanese Yen 2/12/99         42,000,000,000         361,657,736       1,090,303
Japanese Yen 4/8/99           4,006,000,000          34,497,784         704,325
Japanese Yen 4/21/99         18,994,000,000         163,570,195       6,398,485
Swedish Krona 11/6/98           395,900,000          50,912,411       (324,532)
Swedish Krona 4/7/99            703,114,000          90,829,867     (2,356,020)
Swiss Franc 4/7/99               62,691,000          47,129,003         184,959
--------------------------------------------------------------------------------
Total                                            $2,403,099,622   ($74,723,835)

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1998  51

Statements of | Operations

                                                                                                  Janus        Janus
                                                                        Janus        Janus        Equity       Growth       Janus
For the fiscal year ended October 31, 1998                 Janus       Balanced    Enterprise     Income     and Income    Mercury
(all numbers in thousands)                                  Fund         Fund         Fund         Fund         Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                               $   46,886   $   13,427   $      472   $      633   $   13,361   $    4,544
  Dividends                                                 134,943        4,599        1,757        1,512       18,334        8,723
  Foreign tax withheld                                      (4,582)         (77)         (73)         (20)        (191)        (272)
                                                            177,247       17,949        2,156        2,125       31,504       12,995
Expenses:
  Advisory fees                                             135,223        3,870        3,982        1,002       16,513       14,071
  Transfer agent fees and expenses                           37,207        1,145        1,452          336        5,459        4,905
  Registration fees                                             989          203           47           97          381          113
  Postage and mailing expenses                                2,389           66          133           34          468          471
  Custodian fees                                              2,864           90          155           68          294          265
  Printing expenses                                           2,626          101          176           57          576          522
  Audit fees                                                     12            9            3            6           29           20
  Trustees' fees and expenses                                   137            5            5            3           21           24
  Other expenses                                                308           23           10           12           41           39

Total Expenses                                              181,755        5,512        5,963        1,615       23,782       20,430

Expense and Fee Offsets                                     (3,683)        (102)        (138)         (33)        (573)        (572)

Net Expenses                                                178,072        5,410        5,825        1,582       23,209       19,858

Net Investment Income/(Loss)                                  (825)       12,539      (3,669)          543        8,295      (6,863)

Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions     650,728        5,962       81,920        3,248      222,315      245,034
  Net realized gain/(loss) from
    foreign currency transactions                          (61,065)        (116)      (2,915)          (1)      (2,055)      (1,113)
  Net realized gain/(loss) from futures contracts                --           --           --           --           --           --
  Change in net unrealized appreciation
    or depreciation of investments                        2,210,595       49,716     (12,029)       13,912      104,949      204,681

Net Gain/(Loss) on Investments                            2,800,258       55,562       66,976       17,159      325,209      488,602

Net Increase/(Decrease) in Net Assets
  Resulting from Operations                              $2,799,433   $   68,101   $   63,307   $   17,702   $  333,504   $  441,739

                                                                                     Janus
                                                           Janus        Janus       Special       Janus        Janus        Janus
For the fiscal year ended October 31, 1998                Olympus      Overseas    Situations    Twenty       Venture     Worldwide
(all numbers in thousands)                                  Fund         Fund         Fund         Fund         Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                               $    2,771   $   13,965   $      757   $   63,216   $    4,665   $   45,943
  Dividends                                                   3,280       52,651        3,371       39,938        2,889      151,275
  Foreign tax withheld                                        (106)      (6,716)        (104)         (68)         (62)     (17,454)
                                                              5,945       59,900        4,024      103,086        7,492      179,764
Expenses:
  Advisory fees                                               5,434       26,061        5,040       52,477        8,032       85,269
  Transfer agent fees and expenses                            1,721        7,463        1,729       16,368        2,341       24,426
  Registration fees                                             144          363          319        1,259           56          399
  Postage and mailing expenses                                  175          347          176        1,046          135        1,045
  Custodian fees                                                110        3,019          155          636          133        7,556
  Printing expenses                                             192          429          267        1,227          277        1,513
  Audit fees                                                     19           42            7           10           25           17
  Trustees' fees and expenses                                     9           28            4           49            1          100
  Other expenses                                                 24           58           25          124           45          187

Total Expenses                                                7,828       37,810        7,722       73,196       11,045      120,512

Expense and Fee Offsets                                       (248)        (654)        (211)      (1,162)        (173)      (2,682)

Net Expenses                                                  7,580       37,156        7,511       72,034       10,872      117,830

Net Investment Income/(Loss)                                (1,635)       22,744      (3,487)       31,052      (3,380)       61,934

Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions       (926)    (152,593)        (426)      103,105       89,190    (258,854)
  Net realized gain/(loss) from
    foreign currency transactions                           (3,091)     (14,506)      (1,644)     (18,822)        (251)     (54,716)
  Net realized gain/(loss) from futures contracts                --      (6,994)           --           --           --     (18,147)
  Change in net unrealized appreciation
    or depreciation of investments                          150,137      200,570        9,074    2,427,694     (64,755)    1,260,143

Net Gain/(Loss) on Investments                              146,120       26,477        7,004    2,511,977       24,184      928,426

Net Increase/(Decrease) in Net Assets
  Resulting from Operations                              $  144,485   $   49,221   $    3,517   $2,543,029   $   20,804   $  990,360

See Notes to Financial Statements.

52 and 53  Janus Equity Funds / October 31, 1998

Statements of | Assets & Liabilities

                                                                                        Janus          Janus
As of October 31, 1998                                    Janus          Janus          Equity         Growth         Janus
(all numbers in thousands except           Janus         Balanced      Enterprise       Income       and Income      Mercury
 net asset value per share)                 Fund           Fund           Fund           Fund           Fund           Fund
------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                     $15,024,990    $   740,915    $   455,646    $   177,256    $ 2,331,485    $ 1,857,923

Investments at value                    $20,635,999    $   822,729    $   576,940    $   198,519    $ 2,825,721    $ 2,349,455
  Cash                                        3,298            558          1,622            670          1,091          1,722
  Receivables:
    Investments sold                        113,649          6,615          2,237          3,233          7,502         14,825
    Fund shares sold                         21,376          7,946          7,740            934          6,533         21,721
    Dividends                                 6,369            785            320            296          1,808            580
    Interest                                  1,883          4,892             12            313          2,257             --
  Other assets                                  144              2              4              1             12              9
  Forward currency contracts                     --             --            189             --             --             --

Total Assets                             20,782,718        843,527        589,064        203,966      2,844,924      2,388,312

Liabilities:
  Payables:
    Investments purchased                    16,166         12,029         23,625          2,238         18,678         14,262
    Fund shares repurchased                  13,474            676          5,941            718          1,880          1,921
    Advisory fees                            10,532            449            295            111          1,472          1,220
    Transfer agent fees and expenses          2,976            138            115             36            484            312
  Accrued expenses                            2,404            186             89             81            608            405
  Forward currency contracts                 15,904             --             --             --          2,723          2,115

Total Liabilities                            61,456         13,478         30,065          3,184         25,845         20,235

Net Assets                              $20,721,262    $   830,049    $   558,999    $   200,782    $ 2,819,079    $ 2,368,077
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)             740,775         48,209         17,291         12,875        106,584        114,002

Net Asset Value Per Share               $     27.97    $     17.22    $     32.33    $     15.59    $     26.45    $     20.77

                                                                         Janus
As of October 31, 1998                     Janus          Janus         Special         Janus          Janus          Janus
(all numbers in thousands except          Olympus        Overseas      Situations       Twenty        Venture       Worldwide
 net asset value per share)                 Fund           Fund           Fund           Fund           Fund           Fund
------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                     $   683,632    $ 3,385,944    $   747,176    $ 7,545,618    $   814,361    $11,347,700

Investments at value                    $   951,517    $ 3,921,704    $   789,582    $11,123,804    $ 1,040,256    $13,948,548
  Cash                                        1,071          1,062            551          1,559          1,730            570
  Receivables:
    Investments sold                          5,395         42,931          6,764         35,001            107        117,064
    Fund shares sold                         10,439         13,841          1,585        104,655            198         62,187
    Dividends                                   302          6,577             38          1,286            103         21,302
    Interest                                     27             27             --         15,694             18            785
  Other assets                                    3             19              4             61             22             77
  Forward currency contracts                     --             --             --             --             --             --

Total Assets                                968,754      3,986,161        798,524     11,282,060      1,042,434     14,150,533

Liabilities:
  Payables:
    Investments purchased                    17,617         43,390          9,884          9,429          5,014        113,989
    Fund shares repurchased                   2,248         10,089          1,436          7,659            705         18,154
    Advisory fees                               503          2,023            428          5,533            556          7,122
    Transfer agent fees and expenses            133            578            134          1,742            172          2,068
  Accrued expenses                              190            830            294          1,787            119          2,486
  Forward currency contracts                    569         40,153             31          1,040             --         74,724

Total Liabilities                            21,260         97,063         12,207         27,190          6,566        218,543

Net Assets                              $   947,494    $ 3,889,098    $   786,317    $11,254,870    $ 1,035,868    $13,931,990
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)              43,666        216,615         53,972        261,874         20,797        335,568

Net Asset Value Per Share               $     21.70    $     17.95    $     14.57    $     42.98    $     49.81    $     41.52

See Notes to Financial Statements.

54 and 55  Janus Equity Funds / October 31, 1998

Statements of | Changes in Net Assets

                                                                                      Janus                     Janus
                                                            Janus                    Balanced                 Enterprise
For the fiscal year ended October 31                         Fund                      Fund                      Fund
(all numbers in thousands)                             1998         1997         1998         1997         1998         1997
Operations:
  Net investment income/(loss)                     $     (825)  $   149,574  $    12,539  $     7,455  ($   3,669)  ($   3,766)
  Net realized gain/(loss)
    from investment transactions                       589,663    3,110,339        5,846       34,483       79,005       33,040
  Change in unrealized net appreciation
    or depreciation of investments                   2,210,595      495,474       49,716       17,621     (12,029)     (21,277)

Net Increase in Net Assets
   Resulting from Operations                         2,799,433    3,755,387       68,101       59,559       63,307        7,997

Dividends and Distributions to Shareholders:
  Net investment income*                             (149,577)    (120,830)     (10,977)      (6,418)           --           --
  Dividends (in excess of net investment income)*           --           --           --           --           --           --
  Net realized gain from investment transactions*  (3,125,216)  (1,689,077)     (34,067)     (19,020)     (34,480)     (30,151)

Net Decrease from Dividends and Distributions      (3,274,793)  (1,809,907)     (45,044)     (25,438)     (34,480)     (30,151)

Capital Share Transactions:
  Shares sold                                        3,186,804    3,064,802      622,532      218,600      520,538      407,412
  Reinvested dividends and distributions             3,186,148    1,766,166       44,048       24,763       33,924       29,668
  Shares repurchased                               (4,205,664)  (3,060,294)    (219,747)    (124,369)    (576,118)    (595,101)

Net Increase/(Decrease) from
   Capital Share Transactions                        2,167,288    1,770,674      446,833      118,994     (21,656)    (158,021)

Net Increase/(Decrease) in Net Assets                1,691,928    3,716,154      469,890      153,115        7,171    (180,175)

Net Assets:
  Beginning of period                               19,029,334   15,313,180      360,159      207,044      551,828      732,003

  End of period                                    $20,721,262  $19,029,334  $   830,049  $   360,159  $   558,999  $   551,828

Net Assets Consist of:
  Capital (par value and paid-in surplus)*         $14,546,706  $12,379,736  $   737,933  $   291,100  $   361,296  $   382,952
  Undistributed net investment income/(loss)*               --      160,515        4,165        2,406           --           --
  Undistributed net realized gain/(loss)
    from investments*                                  579,287    3,104,409        6,135       34,553       76,223       35,367
  Unrealized appreciation of investments
    and foreign currency                             5,595,269    3,384,674       81,816       32,100      121,480      133,509

                                                   $20,721,262  $19,029,334  $   830,049  $   360,159  $   558,999  $   551,828
Transactions in Fund Shares:
  Shares sold                                          113,579      114,499       37,044       14,343       16,290       13,843
  Reinvested distributions                             130,632       71,795        2,868        1,721        1,154        1,027

Total                                                  244,211      186,294       39,912       16,064       17,444       14,870

Shares Repurchased                                   (151,587)    (112,847)     (13,233)      (8,152)     (18,034)     (20,455)
Net Increase/(Decrease) in Fund Shares                  92,624       73,447       26,679        7,912        (590)      (5,585)
Shares Outstanding Beginning of Period                 648,151      574,704       21,530       13,618       17,881       23,466

Shares Outstanding End of Period                       740,775      648,151       48,209       21,530       17,291       17,881

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                          $13,850,135  $23,008,189  $   679,170  $   411,623  $   729,785  $   654,058
  Proceeds from sales of securities                 16,162,138   20,176,583      337,939      334,092      804,426      835,021
  Purchases of long-term
    U.S. government obligations                             --           --       45,545       63,848           --           --
  Proceeds from sales of long-term
    U.S. government obligations                             --           --       34,603       45,558           --           --

                                                            Janus                     Janus                     Janus
                                                        Equity Income            Growth and Income             Mercury
For the fiscal year ended October 31                         Fund                      Fund                      Fund
(all numbers in thousands)                             1998         1997         1998         1997         1998         1997

Operations:
  Net investment income/(loss)                     $       543  $       287  $     8,295  $     4,229  ($   6,863)  $     4,299
  Net realized gain/(loss)
    from investment transactions                         3,247        5,252      220,260      185,980      243,921      198,605
  Change in unrealized net appreciation
    or depreciation of investments                      13,912        6,343      104,949      241,318      204,681      116,617

Net Increase in Net Assets
   Resulting from Operations                            17,702       11,882      333,504      431,527      441,739      319,521

Dividends and Distributions to Shareholders:
  Net investment income*                                 (233)        (393)      (3,592)      (6,298)          --       (8,225)
  Dividends (in excess of net investment income)*           --           --           --           --      (4,295)           --
  Net realized gain from investment transactions*      (5,097)        (992)    (184,658)     (97,951)    (196,658)    (250,204)

Net Decrease from Dividends and Distributions          (5,330)      (1,385)    (188,250)    (104,249)    (200,953)    (258,429)

Capital Share Transactions:
  Shares sold                                          224,385       81,250    1,412,356      906,848    1,556,825    1,157,958
  Reinvested dividends and distributions                 5,387        1,306      184,420      101,813      196,626      252,800
  Shares repurchased                                 (115,687)     (49,157)    (811,950)    (480,123)  (1,597,209)  (1,503,151)

Net Increase/(Decrease) from
   Capital Share Transactions                          114,085       33,399      784,826      528,538      156,242     (92,393)

Net Increase/(Decrease) in Net Assets                  126,457       43,896      930,080      855,816      397,028     (31,301)
Net Assets:
  Beginning of period                                   74,325       30,429    1,888,999    1,033,183    1,971,049    2,002,350

  End of period                                    $   200,782  $    74,325  $ 2,819,079  $ 1,888,999  $ 2,368,077  $ 1,971,049

Net Assets Consist of:
  Capital (par value and paid-in surplus)*         $   175,807  $    61,722  $ 2,102,737  $ 1,317,911  $ 1,644,255  $ 1,488,013
  Undistributed net investment income/(loss)*              474           87        5,513          823           --        5,512
  Undistributed net realized gain/(loss)
    from investments*                                    3,236        5,163      219,309      183,694      234,405      192,788
  Unrealized appreciation of investments
    and foreign currency                                21,265        7,353      491,520      386,571      489,417      284,736

                                                   $   200,782  $    74,325  $ 2,819,079  $ 1,888,999  $ 2,368,077  $ 1,971,049

Transactions in Fund Shares:
  Shares sold                                           15,102        6,443       54,594       40,425       80,428       65,228
  Reinvested distributions                                 408          115        8,105        5,245       12,167       15,284

Total                                                   15,510        6,558       62,699       45,670       92,595       80,512

Shares Repurchased                                     (7,952)      (3,936)     (31,457)     (21,857)     (84,267)     (84,844)
Net Increase/(Decrease) in Fund Shares                   7,558        2,622       31,242       23,813        8,328      (4,332)
Shares Outstanding Beginning of Period                   5,317        2,695       75,342       51,529      105,674      110,006

Shares Outstanding End of Period                        12,875        5,317      106,584       75,342      114,002      105,674

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                          $   228,057  $   108,410  $ 2,442,458  $ 2,032,309  $ 2,114,889  $ 2,839,050
  Proceeds from sales of securities                    128,268       79,110    2,149,033    1,711,207    2,337,255    2,999,417
  Purchases of long-term
    U.S. government obligations                             --        1,000           --           --           --           --
  Proceeds from sales of long-term
    U.S. government obligations                             --        1,007           --           --           --           --

                                                            Janus                     Janus                     Janus
                                                           Olympus                   Overseas             Special Situations
For the fiscal year ended October 31                         Fund                      Fund                      Fund
(all numbers in thousands)                             1998         1997         1998         1997         1998      1997 (1)

Operations:
  Net investment income/(loss)                     ($   1,635)  $     1,357  $    22,744  $    16,993  ($   3,487)  ($     109)
  Net realized gain/(loss)
    from investment transactions                       (4,017)       32,619    (174,093)       86,037      (2,070)       18,106
  Change in unrealized net appreciation
    or depreciation of investments                     150,137       82,685      200,570      231,923        9,074       33,300

Net Increase in Net Assets
   Resulting from Operations                           144,485      116,661       49,221      334,953        3,517       51,297

Dividends and Distributions to Shareholders:
  Net investment income*                                    --      (3,648)     (16,883)      (2,552)           --           --
  Dividends (in excess of net investment income)*      (1,358)           --           --           --           --           --
  Net realized gain from investment transactions*     (24,652)           --     (89,374)     (15,609)     (17,012)           --

Net Decrease from Dividends and Distributions         (26,010)      (3,648)    (106,257)     (18,161)     (17,012)           --

Capital Share Transactions:
  Shares sold                                          663,265      529,820    4,151,239    4,520,982      904,751      389,647
  Reinvested dividends and distributions                25,635        3,545      103,249       17,781       16,542           --
  Shares repurchased                                 (475,532)    (463,102)  (3,513,551)  (2,422,988)    (455,258)    (107,167)

Net Increase/(Decrease) from
   Capital Share Transactions                          213,368       70,263      740,937    2,115,775      466,035      282,480

Net Increase/(Decrease) in Net Assets                  331,843      183,276      683,901    2,432,567      452,540      333,777
Net Assets:
  Beginning of period                                  615,651      432,375    3,205,197      772,630      333,777           --

  End of period                                    $   947,494  $   615,651  $ 3,889,098  $ 3,205,197  $   786,317  $   333,777

Net Assets Consist of:
  Capital (par value and paid-in surplus)*         $   685,433  $   473,702  $ 3,548,643  $ 2,807,706  $   745,046  $   282,480
  Undistributed net investment income/(loss)*               --        1,267       19,959       19,546           --           --
  Undistributed net realized gain/(loss)
    from investments*                                  (5,261)       23,497    (175,453)       82,566      (1,103)       17,997
  Unrealized appreciation of investments
    and foreign currency                               267,322      117,185      495,949      295,379       42,374       33,300

                                                   $   947,494  $   615,651  $ 3,889,098  $ 3,205,197  $   786,317  $   333,777

Transactions in Fund Shares:
  Shares sold                                           32,029       33,016      220,566      262,026       59,478       32,037
  Reinvested distributions                               1,491          242        5,955        1,181        1,221           --

Total                                                   33,520       33,258      226,521      263,207       60,699       32,037

Shares Repurchased                                    (23,295)     (28,918)    (188,605)    (136,692)     (30,431)      (8,333)
Net Increase/(Decrease) in Fund Shares                  10,225        4,340       37,916      126,515       30,268       23,704
Shares Outstanding Beginning of Period                  33,441       29,101      178,699       52,184       23,704           --

Shares Outstanding End of Period                        43,666       33,441      216,615      178,699       53,972       23,704

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                          $   915,583  $ 1,202,420  $ 4,221,837  $ 3,322,515  $ 1,255,119  $   488,802
  Proceeds from sales of securities                    881,598    1,107,630    3,834,004    1,331,836      810,438      217,384
  Purchases of long-term
    U.S. government obligations                             --           --           --           --           --           --
  Proceeds from sales of long-term
    U.S. government obligations                             --           --           --           --           --           --

(1) Period from December 31, 1996, (inception) to October 31, 1997. *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

56 and 57  Janus Equity Funds / October 31, 1998

                                                            Janus                     Janus                     Janus
                                                            Twenty                   Venture                  Worldwide
For the fiscal year ended October 31                         Fund                      Fund                      Fund
(all numbers in thousands)                             1998         1997         1998         1997         1998         1997

Operations:
  Net investment income/(loss)                     $    31,052  $    16,587  ($   3,380)  $     1,510  $    61,934  $    50,795
  Net realized gain/(loss)
    from investment transactions                        84,283      755,954       88,939      195,359    (331,717)      655,178
  Change in unrealized net appreciation
    or depreciation of investments                   2,427,694      546,527     (64,755)     (52,099)    1,260,143      690,790

Net Increase in Net Assets
  Resulting from Operations                          2,543,029    1,319,068       20,804      144,770      990,360    1,396,763

Dividends and Distributions to Shareholders:
  Net investment income*                              (16,587)     (22,661)         (52)           --     (50,801)     (21,409)
  Dividends (in excess of net investment income)*           --           --      (1,458)           --           --           --
  Net realized gain from investment transactions*    (752,195)    (663,308)    (193,117)    (155,029)    (676,334)    (285,338)

Net Decrease from Dividends and Distributions        (768,782)    (685,969)    (194,627)    (155,029)    (727,135)    (306,747)

Capital Share Transactions:
  Shares sold                                        5,456,699    2,010,346      172,993      179,080    8,757,202    7,204,484
  Reinvested dividends and distributions               754,471      653,113      188,622      150,172      706,814      299,515
  Shares repurchased                                2,601,617)  (1,362,932)    (404,265)    (807,968)  (6,153,476)  (2,702,975)

Net Increase/(Decrease) from
  Capital Share Transactions                         3,609,553    1,300,527     (42,650)    (478,716)    3,310,540    4,801,024

Net Increase/(Decrease) in Net Assets                5,383,800    1,933,626    (216,473)    (488,975)    3,573,765    5,891,040
Net Assets:
  Beginning of period                                5,871,070    3,937,444    1,252,341    1,741,316   10,358,225    4,467,185

End of period                                      $11,254,870  $ 5,871,070  $ 1,035,868  $ 1,252,341  $13,931,990  $10,358,225

Net Assets Consist of:
  Capital (par value and paid-in surplus)*         $ 7,560,146  $ 3,950,593  $   720,685  $   766,715  $11,702,483  $ 8,391,943
  Undistributed net investment income/(loss)*           31,035       16,568           --        3,432       61,968       69,045
  Undistributed net realized gain/(loss)
    from investments*                                   86,537      754,451       89,289      191,545    (359,700)      630,141
  Unrealized appreciation of investments
    and foreign currency                             3,577,152    1,149,458      225,894      290,649    2,527,239    1,267,096

                                                   $11,254,870  $ 5,871,070  $ 1,035,868  $ 1,252,341  $13,931,990  $10,358,225

Transactions in Fund Shares:
  Shares sold                                          137,366       62,858        3,296        3,277      204,904      190,176
  Reinvested distributions                              24,760       23,127        3,904        2,884       18,812        8,941

Total                                                  162,126       85,985        7,200        6,161      223,716      199,117

  Shares Repurchased                                  (67,253)     (42,422)      (7,687)     (15,340)    (146,793)     (69,584)
Net Increase/(Decrease) in Fund Shares                  94,873       43,563        (487)      (9,179)       76,923      129,533
  Shares Outstanding Beginning of Period               167,001      123,438       21,284       30,463      258,645      129,112

Shares Outstanding End of Period                       261,874      167,001       20,797       21,284      335,568      258,645

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                          $ 5,303,352  $ 5,967,189  $   988,045  $ 1,754,415  $11,468,001  $10,485,393
  Proceeds from sales of securities                  3,789,475    5,818,841    1,284,642    2,388,474   10,368,469    5,673,413
  Purchases of long-term
    U.S. government obligations                        388,670           --           --           --           --           --
  Proceeds from sales of long-term
    U.S. government obligations                        188,367           --           --           --           --           --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

58  Janus Equity Funds / October 31, 1998

                                                          Financial | Highlights

For a share outstanding throughout                                                    Janus Fund
each fiscal year ended October 31                          1998           1997           1996           1995           1994
Net Asset Value, Beginning of Period                   $     29.36    $     26.65    $     23.37    $     19.62    $     20.81

Income from Investment Operations:
  Net investment income                                      (.02)            .15            .31            .16            .17
  Net gains or (losses) on securities
    (both realized and unrealized)                            3.70           5.69           4.23           3.99          (.03)

Total from Investment Operations                              3.68           5.84           4.54           4.15            .14

Less Distributions:
  Dividends (from net investment income)                     (.23)          (.21)          (.13)          (.01)          (.39)
  Dividends (in excess of net investment income)                --             --             --             --             --
  Distributions (from capital gains)                        (4.84)         (2.92)         (1.13)          (.39)          (.94)

Total Distributions                                         (5.07)         (3.13)         (1.26)          (.40)         (1.33)

Net Asset Value, End of Period                         $     27.97    $     29.36    $     26.65    $     23.37    $     19.62

Total Return*                                               15.12%         24.18%         20.31%         21.62%          0.75%

Net Assets, End of Period (in thousands)               $20,721,262    $19,029,334    $15,313,180    $11,962,970    $ 9,647,245
Average Net Assets for the Period (in thousands)       $20,777,322    $17,515,216    $13,753,157    $10,559,806    $ 9,338,807
Ratio of Gross Expenses to Average Net Assets**(1)           0.87%          0.87%          0.86%          0.87%             NA
Ratio of Net Expenses to Average Net Assets**(1)             0.86%          0.86%          0.85%          0.86%          0.91%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                       --          0.85%          0.91%          1.25%          1.12%
Portfolio Turnover Rate**                                      70%           132%           104%           118%           139%

For a share outstanding throughout                                               Janus Balanced Fund
each fiscal year ended October 31                          1998           1997           1996           1995           1994
Net Asset Value, Beginning of Period                   $     16.73    $     15.20    $     13.72    $     12.17    $     12.23

Income from Investment Operations:
  Net investment income                                        .33            .36            .33            .61            .27
  Net gains or (losses) on securities
    (both realized and unrealized)                            2.00           2.88           2.22           1.52          (.09)

Total from Investment Operations                              2.33           3.24           2.55           2.13            .18

Less Distributions:
  Dividends (from net investment income)                     (.35)          (.36)          (.26)          (.58)          (.24)
  Dividends (in excess of net investment income)                --             --             --             --             --
  Distributions (from capital gains)                        (1.49)         (1.35)          (.81)             --             --

Total Distributions                                         (1.84)         (1.71)         (1.07)          (.58)          (.24)

Net Asset Value, End of Period                         $     17.22    $     16.73    $     15.20    $     13.72    $     12.17

Total Return*                                               15.48%         23.38%         19.39%         18.26%          1.51%

Net Assets, End of Period (in thousands)               $   830,049    $   360,159    $   207,044    $   124,545    $    93,546
Average Net Assets for the Period (in thousands)       $   536,524    $   283,220    $   158,607    $   107,259    $    86,361
Ratio of Gross Expenses to Average Net Assets**(1)           1.03%          1.12%          1.23%          1.35%             NA
Ratio of Net Expenses to Average Net Assets**(1)             1.01%          1.10%          1.21%          1.32%          1.42%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                    2.34%          2.63%          2.35%          2.52%          2.28%
Portfolio Turnover Rate**                                      73%           139%           151%           185%           167%

(1) See "Explanation of the Charts and Tables."
*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
NA - Disclosure not applicable to prior year periods.

See Notes to Financial Statements.

                                       Janus Equity Funds / October 31, 1998  59

For a share outstanding throughout                                              Janus Enterprise Fund
each fiscal year ended October 31                          1998           1997           1996           1995           1994
Net Asset Value, Beginning of Period                   $     30.86    $     31.19    $     27.14    $     24.43    $     21.87

Income from Investment Operations:
  Net investment income/(loss)                                  --             --             --            .52          (.06)
  Net gains or (losses) on securities
    (both realized and unrealized)                            3.43            .95           5.85           3.09           3.18

Total from Investment Operations                              3.43            .95           5.85           3.61           3.12

Less Distributions:
  Dividends (from net investment income)                        --             --             --          (.52)          (.02)
  Dividends (in excess of net investment income)                --             --             --             --             --
  Distributions (from capital gains)                        (1.96)         (1.28)         (1.80)          (.38)          (.54)

Total Distributions                                         (1.96)         (1.28)         (1.80)          (.90)          (.56)

Net Asset Value, End of Period                         $     32.33    $     30.86    $     31.19    $     27.14    $     24.43

Total Return*                                               11.79%          3.31%         22.43%         15.46%         14.56%

Net Assets, End of Period (in thousands)               $   558,999    $   551,828    $   732,003    $   459,370    $   370,028
Average Net Assets for the Period (in thousands)       $   551,467    $   613,784    $   596,313    $   407,791    $   269,595
Ratio of Gross Expenses to Average Net Assets**(1)           1.08%          1.07%          1.14%          1.26%             NA
Ratio of Net Expenses to Average Net Assets**(1)             1.06%          1.04%          1.12%          1.23%          1.25%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                                 (0.67%)        (0.61%)        (0.78%)          0.02%        (0.32%)
Portfolio Turnover Rate**                                     134%           111%            93%           194%           193%

For a share outstanding throughout                              Janus Equity Income Fund
each fiscal year ended October 31                          1998           1997         1996(2)
Net Asset Value, Beginning of Period                   $     13.98    $     11.29    $     10.00

Income from Investment Operations:
  Net investment income                                        .05            .09            .07
  Net gains or (losses) on securities
    (both realized and unrealized)                            2.47           3.11           1.25

Total from Investment Operations                              2.52           3.20           1.32

Less Distributions:
  Dividends (from net investment income)                     (.03)          (.12)          (.03)
  Dividends (in excess of net investment income)                --             --             --
  Distributions (from capital gains)                         (.88)          (.39)             --

Total Distributions                                          (.91)          (.51)          (.03)

Net Asset Value, End of Period                         $     15.59    $     13.98    $     11.29

Total Return*                                               19.21%         29.46%         13.20%

Net Assets, End of Period (in thousands)               $   200,782    $    74,325    $    30,429
Average Net Assets for the Period (in thousands)       $   133,613    $    46,054    $    21,424
Ratio of Gross Expenses to Average Net Assets**(1)           1.21%          1.48%          1.79%
Ratio of Net Expenses to Average Net Assets**(1)             1.18%          1.45%          1.71%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                    0.41%          0.62%          3.09%
Portfolio Turnover Rate**                                     101%           180%           325%

(1) See "Explanation of the Charts and Tables."
(2) Fiscal period June 29, 1996 (inception) to October 31, 1996.
NA - Disclosure not applicable to prior periods.
*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

See Notes to Financial Statements.

60  Janus Equity Funds / October 31, 1998

For a share outstanding throughout                                           Janus Growth and Income Fund
each fiscal year ended October 31                          1998           1997           1996           1995           1994
Net Asset Value, Beginning of Period                   $     25.07    $     20.05    $     18.13    $     14.69    $     15.24

Income from Investment Operations:
  Net investment income                                        .08            .01            .16            .11            .19
  Net gains or (losses) on securities
    (both realized and unrealized)                            3.72           6.98           4.01           3.43          (.31)

Total from Investment Operations                              3.80           6.99           4.17           3.54          (.12)

Less Distributions:
  Dividends (from net investment income)                     (.04)          (.11)          (.08)          (.10)          (.10)
  Dividends (in excess of net investment income)                --             --             --             --             --
  Distributions (from capital gains)                        (2.38)         (1.86)         (2.17)             --          (.33)

Total Distributions                                         (2.42)         (1.97)         (2.25)          (.10)          (.43)

Net Asset Value, End of Period                         $     26.45    $     25.07    $     20.05    $     18.13    $     14.69

Total Return*                                               16.73%         37.78%         25.56%         24.20%        (0.76%)

Net Assets, End of Period (in thousands)               $ 2,819,079    $ 1,888,999    $ 1,033,183    $   582,963    $   489,942
Average Net Assets for the Period (in thousands)       $ 2,478,899    $ 1,415,563    $   773,343    $   498,442    $   499,831
Ratio of Gross Expenses to Average Net Assets**(1)           0.96%          0.98%          1.05%          1.19%             NA
Ratio of Net Expenses to Average Net Assets**(1)             0.94%          0.96%          1.03%          1.17%          1.22%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                    0.33%          0.30%          0.70%          1.11%          1.26%
Portfolio Turnover Rate**                                      95%           127%           153%           195%           123%

For a share outstanding throughout                                                Janus Mercury Fund
each fiscal year ended October 31                          1998           1997           1996           1995           1994
Net Asset Value, Beginning of Period                   $     18.65    $     18.20    $     17.38    $     14.12    $     11.70

Income from Investment Operations:
  Net investment income/(loss)                               (.01)          (.01)            .14            .16            .02
  Net gains or (losses) on securities
    (both realized and unrealized)                            4.07           2.82           2.74           3.37           2.40

Total from Investment Operations                              4.06           2.81           2.88           3.53           2.42

Less Distributions:
  Dividends (from net investment income)                        --          (.08)             --          (.16)             --
  Dividends (in excess of net investment income)             (.04)             --             --             --             --
  Distributions (from capital gains)                        (1.90)         (2.28)         (2.06)          (.11)             --

Total Distributions                                         (1.94)         (2.36)         (2.06)          (.27)             --

Net Asset Value, End of Period                         $     20.77    $     18.65    $     18.20    $     17.38    $     14.12

Total Return*                                               24.75%         17.07%         18.18%         25.53%         20.68%

Net Assets, End of Period (in thousands)               $ 2,368,077    $ 1,971,049    $ 2,002,350    $ 1,520,768    $   596,330
Average Net Assets for the Period (in thousands)       $ 2,103,414    $ 2,045,901    $ 1,838,593    $ 1,116,377    $   257,726
Ratio of Gross Expenses to Average Net Assets**(1)           0.97%          0.98%          1.02%          1.14%             NA
Ratio of Net Expenses to Average Net Assets**(1)             0.94%          0.96%          1.00%          1.12%          1.33%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                  (0.33%)          0.21%          0.45%          0.50%          0.25%
Portfolio Turnover Rate**                                     105%           157%           177%           201%           283%

(1) See "Explanation of the Charts and Tables."
*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
NA - Disclosure not applicable to prior periods.

See Notes to Financial Statements.

                                       Janus Equity Funds / October 31, 1998  61

For a share outstanding throughout                                 Janus Olympus Fund
each fiscal year ended October 31                          1998           1997         1996(1)
Net Asset Value, Beginning of Period                   $     18.41    $     14.86    $     12.00

Income from Investment Operations:
  Net investment income                                         --            .04            .13
  Net gains or (losses) on securities
    (both realized and unrealized)                            4.05           3.64           2.73

Total from Investment Operations                              4.05           3.68           2.86

Less Distributions:
  Dividends (from net investment income)                        --          (.13)             --
  Dividends (in excess of net investment income)             (.04)             --             --
  Distributions (from capital gains)                         (.72)             --             --

Total Distributions                                          (.76)          (.13)             --

Net Asset Value, End of Period                         $     21.70    $     18.41    $     14.86

Total Return*                                               23.10%         24.98%         23.83%

Net Assets, End of Period (in thousands)               $   947,494    $   615,651    $   432,375
Average Net Assets for the Period (in thousands)       $   774,434    $   517,424    $   276,006
Ratio of Gross Expenses to Average Net Assets**(2)           1.01%          1.06%          1.17%
Ratio of Net Expenses to Average Net Assets**(2)             0.98%          1.03%          1.15%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                  (0.21%)          0.26%          1.64%
Portfolio Turnover Rate**                                     123%           244%           303%

For a share outstanding throughout                                               Janus Overseas Fund
each fiscal year ended October 31                          1998           1997           1996           1995         1994(3)
Net Asset Value, Beginning of Period                   $     17.94    $     14.81    $     11.58    $     10.36    $     10.00

Income from Investment Operations:
  Net investment income/(loss)                                 .08            .04            .10            .12          (.02)
  Net gains or (losses) on securities
    (both realized and unrealized)                             .54           3.39           3.34           1.10            .38

Total from Investment Operations                               .62           3.43           3.44           1.22            .36

Less Distributions:
  Dividends (from net investment income)                     (.10)          (.04)          (.11)             --             --
  Dividends (in excess of net investment income)                --             --             --             --             --
  Distributions (from capital gains)                         (.51)          (.26)          (.10)             --             --

Total Distributions                                          (.61)          (.30)          (.21)             --             --

Net Asset Value, End of Period                         $     17.95    $     17.94    $     14.81    $     11.58    $     10.36

Total Return*                                                3.55%         23.56%         30.19%         11.78%          3.60%

Net Assets, End of Period (in thousands)               $ 3,889,098    $ 3,205,197    $   772,630    $   110,866    $    64,065
Average Net Assets for the Period (in thousands)       $ 3,948,710    $ 2,093,370    $   335,098    $    77,668    $    36,645
Ratio of Gross Expenses to Average Net Assets**(2)           0.96%          1.03%          1.26%          1.76%             NA
Ratio of Net Expenses to Average Net Assets**(2)             0.94%          1.01%          1.23%          1.73%          2.16%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                    0.58%          0.81%          0.73%          0.36%        (0.64%)
Portfolio Turnover Rate**                                     105%            72%            71%           188%           181%

(1) Fiscal period from December 29, 1995 (inception) to October 31, 1996.
(2) See "Explanation of the Charts and Tables."
(3) Fiscal period from May 2, 1994, (inception) to October 31, 1994. *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
NA - Disclosure not applicable to prior periods.

See Notes to Financial Statements.

62  Janus Equity Funds / October 31, 1998

For a share outstanding throughout                    Janus Special Situations Fund
each fiscal year ended October 31                          1998          1997(1)
Net Asset Value, Beginning of Period                   $     14.08    $     10.00

Income from Investment Operations:
  Net investment income                                         --             --
  Net gains or (losses) on securities
    (both realized and unrealized)                            1.15           4.08

Total from Investment Operations                              1.15           4.08

Less Distributions:
  Dividends (from net investment income)                        --             --
  Dividends (in excess of net investment income)                --             --
  Distributions (from capital gains)                         (.66)             --

Total Distributions                                          (.66)             --

Net Asset Value, End of Period                         $     14.57    $     14.08

Total Return*                                                8.49%         40.80%

Net Assets, End of Period (in thousands)               $   786,317    $   333,777
Average Net Assets for the Period (in thousands)       $   716,123    $   168,215
Ratio of Gross Expenses to Average Net Assets**(2)           1.08%          1.20%
Ratio of Net Expenses to Average Net Assets**(2)             1.05%          1.18%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                  (0.49%)        (0.08%)
Portfolio Turnover Rate**                                     117%           146%

For a share outstanding throughout                                                 Janus Twenty Fund
each fiscal year ended October 31                          1998           1997           1996           1995           1994
Net Asset Value, Beginning of Period                   $     35.16    $     31.90    $     30.12    $     24.24    $     25.85

Income from Investment Operations:
  Net investment income/(loss)                                 .12          (.09)            .37            .01            .16
  Net gains or (losses) on securities
    (both realized and unrealized)                           12.26           8.85           6.68           5.94         (1.07)

Total from Investment Operations                             12.38           8.76           7.05           5.95          (.91)

Less Distributions:
  Dividends (from net investment income)                     (.10)          (.18)             --          (.07)          (.25)
  Dividends (in excess of net investment income)                --             --             --             --             --
  Distributions (from capital gains)                        (4.46)         (5.32)         (5.27)             --          (.45)

Total Distributions                                         (4.56)         (5.50)         (5.27)          (.07)          (.70)

Net Asset Value, End of Period                         $     42.98    $     35.16    $     31.90    $     30.12    $     24.24

Total Return*                                               40.58%         31.65%         27.59%         24.67%        (3.52%)

Net Assets, End of Period (in thousands)               $11,254,870    $ 5,871,070    $ 3,937,444    $ 2,995,751    $ 2,742,812
Average Net Assets for the Period (in thousands)       $ 8,025,121    $ 4,989,616    $ 3,385,561    $ 2,716,278    $ 3,051,194
Ratio of Gross Expenses to Average Net Assets**(2)           0.91%          0.93%          0.93%          1.00%             NA
Ratio of Net Expenses to Average Net Assets**(2)             0.90%          0.91%          0.92%          0.99%          1.02%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                    0.39%          0.33%          0.67%          0.62%          0.57%
Portfolio Turnover Rate**                                      54%           123%           137%           147%           102%

(1) Fiscal period from December 31, 1996 (inception) to October 31, 1997.
(2) See "Explanation of the Charts and Tables."
NA - Disclosure not applicable to prior periods.
*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                       Janus Equity Funds / October 31, 1998  63

For a share outstanding throughout                                               Janus Venture Fund
each fiscal year ended October 31                          1998           1997           1996           1995           1994
Net Asset Value, Beginning of Period                   $     58.84    $     57.16    $     59.53    $     52.86    $     53.25

Income from Investment Operations:
  Net investment income/(loss)                               (.09)            .16             --            .05            .11
  Net gains or (losses) on securities
    (both realized and unrealized)                             .43           6.80           5.09           9.49           4.40

Total from Investment Operations                               .34           6.96           5.09           9.54           4.51

Less Distributions:
  Dividends (from net investment income)                        --             --          (.01)          (.03)          (.53)
  Dividends (in excess of net investment income)              (.07)            --             --             --             --
  Distributions (from capital gains)                        (9.30)         (5.28)         (7.45)         (2.84)         (4.37)

Total Distributions                                         (9.37)         (5.28)         (7.46)         (2.87)         (4.90)

Net Asset Value, End of Period                         $     49.81    $     58.84    $     57.16    $     59.53    $     52.86

Total Return*                                                1.07%         13.38%          9.28%         19.24%          9.23%

Net Assets, End of Period (in thousands)               $ 1,035,868    $ 1,252,341    $ 1,741,316    $ 1,753,201    $ 1,550,476
Average Net Assets for the Period (in thousands)       $ 1,174,220    $ 1,379,145    $ 1,822,801    $ 1,612,514    $ 1,562,521
Ratio of Gross Expenses to Average Net Assets**(1)           0.94%          0.94%          0.89%          0.92%             NA
Ratio of Net Expenses to Average Net Assets**(1)             0.93%          0.92%          0.88%          0.91%          0.96%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                  (0.29%)          0.11%        (0.33%)          0.29%          0.27%
Portfolio Turnover Rate**                                      90%           146%           136%           113%           114%

For a share outstanding throughout                                               Janus Worldwide Fund
each fiscal year ended October 31                          1998           1997           1996           1995           1994
Net Asset Value, Beginning of Period                   $     40.05    $     34.60    $     27.65    $     27.00    $     24.16

Income from Investment Operations:
  Net investment income/(loss)                                1.26          (.08)            .49            .81            .15
  Net gains or (losses) on securities
    (both realized and unrealized)                            3.01           7.73           7.79           1.39           3.34

Total from Investment Operations                              4.27           7.65           8.28           2.20           3.49

Less Distributions:
  Dividends (from net investment income)                    (1.35)          (.15)          (.26)          (.54)          (.27)
  Dividends (in excess of net investment income)                --             --             --             --             --
  Distributions (from capital gains)                        (1.45)         (2.05)         (1.07)         (1.01)          (.38)

Total Distributions                                         (2.80)         (2.20)         (1.33)         (1.55)          (.65)

Net Asset Value, End of Period                         $     41.52    $     40.05    $     34.60    $     27.65    $     27.00

Total Return*                                               11.40%         23.34%         31.00%          8.89%         14.76%

Net Assets, End of Period (in thousands)               $13,931,990    $10,358,225    $ 4,467,185    $ 1,804,354    $ 1,587,120
Average Net Assets for the Period (in thousands)       $13,078,350    $ 7,783,669    $ 2,953,495    $ 1,622,142    $ 1,244,194
Ratio of Gross Expenses to Average Net Assets**(1)           0.92%          0.97%          1.02%          1.24%             NA
Ratio of Net Expenses to Average Net Assets**(1)             0.90%          0.95%          1.01%          1.23%          1.12%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                    0.47%          0.65%          0.73%          0.99%          0.42%
Portfolio Turnover Rate**                                      86%            79%            80%           142%           158%

(1) See "Explanation of the Charts and Tables."
*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
NA - Disclosure not applicable to prior periods.

See Notes to Financial Statements.

64  Janus Equity Funds / October 31, 1998

                                             Notes to | Schedules of Investments

ECU - European Currency Unit

*Non-income-producing security

** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 1998:

                                          Purchases                     Sales                Realized     Dividend     Market Value
                                     Shares         Cost         Shares        Cost         Gain/(Loss)    Income       at 10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund
Cadence Design Systems, Inc.(1)    5,126,845  $  143,655,668     263,220  $    9,765,967  ($ 4,107,315)           --  $  413,726,484
Chancellor Media Corp.(2)          5,745,000     205,057,764          --              --             --           --     324,460,625
Comcast Corp. - Special Class A   18,232,475     579,041,383          --              --             --  $ 1,623,917   1,118,802,938
Cytec Industries, Inc.               670,000      28,908,034     700,000      19,978,225     14,445,553           --      82,097,400
Federal-Mogul Corp.                1,158,235      65,893,242      45,000       2,041,512       (55,304)      869,839     242,523,472
Gartner Group, Inc. - Class A      6,283,780     222,203,140   4,430,840     161,416,604   (50,493,303)           --      36,827,183
Linear Technology Corp.            6,766,000     450,845,508      92,385       6,312,895      (396,297)    1,452,629     457,783,757
Maxim Integrated Products, Inc.(3) 9,495,000     319,467,387          --              --             --           --     437,418,119
Meredith Corp.                     1,619,765      63,183,415      22,410       1,009,683      (402,598)      821,098     136,600,485
Parametric Technology Co.(4)       6,807,500     202,805,888  22,597,000     561,607,496  (303,943,296)           --              --
Pioneer Natural Resources Co.             --              --   4,727,425     194,407,711   (86,655,644)           --              --
Robert Half International, Inc.    2,181,035     105,224,477          --              --             --           --     186,283,242
Smith International, Inc.            437,900      26,327,338   3,550,775     221,309,647   (32,392,269)           --              --
Univision Communications, Inc.
  - Class A(5)                     2,383,389      77,752,639          --              --             --           --     124,427,726
UNUM Corp.                                --              --   7,956,450     180,106,386    221,608,938    2,211,769              --
Wang Laboratories, Inc.                   --              --   2,125,000      49,510,822       (17,436)          --              --
Wolters Kluwer N.V                 1,275,041     184,125,528     608,700      92,358,845    (3,877,635)    5,288,428     574,062,939
------------------------------------------------------------------------------------------------------------------------------------
                                              $2,674,491,411              $1,499,825,793 ($246,286,606)  $12,267,680  $4,135,014,370
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund
PriCellular Corp. - Class A               --              --   1,077,025  $    8,443,876  $   5,381,287           --              --
------------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund
Dime Community Bancorp, Inc.          10,000  $      237,187     810,000  $    9,730,937  $   7,329,044  $    56,920              --
------------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund
Ocean Rig A.S.A.                          --              --   6,150,096  $   12,634,794  ($ 6,019,211)           --  $    8,296,520
------------------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund
Bright Horizons Family
  Solutions, Inc.(6)                 100,000  $    2,245,000          --              --             --           --  $    7,315,363
------------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund
Koninklijke Ahrend Groep N.V              --              --     547,367  $   15,241,084  $   1,324,919           --  $    7,084,727
Ortivus A.B. - B Shares(7)                --              --     483,239       9,097,452    (1,939,182)           --       1,025,134
------------------------------------------------------------------------------------------------------------------------------------
                                                                      --  $   24,338,536  ($   614,263)           --  $    8,109,861
------------------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for 2-for-1 stock split 11/17/97.
(2) Adjusted for 2-for-1 stock split 1/13/98.
(3) Adjusted for 2-for-1 stock split 12/22/97.
(4) Adjusted for 2-for-1 stock split 3/9/98.
(5) Adjusted for 2-for-1 stock split 1/13/98.
(6) Name change from Corporate Family Solutions, Inc., following a merger with Bright Horizons, Inc., effective 7/27/98.
(7) Adjusted for 2-for-1 stock split 4/23/98.

                                       Janus Equity Funds / October 31, 1998  65

                                          Purchases                     Sales                Realized     Dividend     Market Value
                                     Shares         Cost         Shares        Cost         Gain/(Loss)    Income       at 10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund
Bally Total Fitness Holding Corp.  1,097,600  $ 29,216,564            --            --              --           --  $ 35,817,200
ITEQ, Inc.                            39,600       396,792       917,400  $  8,650,963   ($ 1,770,547)           --            --
Magnum Hunter Resources, Inc.      1,753,075     9,265,462            --            --              --           --     6,793,166
Scandinavian Broadcasting
  System S.A                       1,305,000    35,762,003            --            --              --           --    30,015,000
------------------------------------------------------------------------------------------------------------------------------------
                                              $ 74,640,821                $  8,650,963   ($ 1,770,547)           --  $ 72,625,366
------------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund
UAL Corp.                                 --            --     3,679,625  $182,961,321   $ 127,028,215           --            --
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund
Chester Bancorp, Inc.                     --            --       103,725  $  1,481,479   $     309,833   $    7,261            --
Community Financial Corp.                 --            --       193,025     2,979,936       (744,513)       48,256            --
Engineering Animation, Inc.(8)       365,000  $ 15,680,258            --            --              --           --  $ 25,192,187
First Bergen Bancorp                      --            --       192,125     2,579,339         578,632       28,819            --
SED International
  Holdings, Inc.(9)                       --            --       385,000     7,186,560     (2,294,851)           --            --
South Street Financial Corp.              --            --       245,000     2,329,664       (107,505)       71,200            --
UTI Energy Corp.                          --            --       350,000    13,037,164     (6,302,974)           --            --
------------------------------------------------------------------------------------------------------------------------------------
                                              $ 15,680,258                $ 29,594,142   ($ 8,561,378)   $  155,536  $ 25,192,187
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund
Amer Group, Ltd.                          --            --     1,248,452  $ 26,630,189   ($ 2,769,158)           --            --
Assa-Abloy A.B. - Class B                 --            --            --            --              --   $1,050,688  $185,458,793
Atos S.A                                  --            --       106,789     9,834,792       8,772,154           --    90,776,704
Cellular Communications
  International, Inc.(10)            895,133  $ 45,001,279           180         9,134           1,158           --    55,626,860
Grupo Casa Autrey S.A
  de C.V. (ADR)                           --            --     1,672,925    34,451,470    (21,325,885)      250,208            --
JBA Holdings PLC                          --            --     1,165,249     8,031,497       2,557,140      223,626     7,257,633
NTT Data Corp.(11)                     8,450    44,406,211       105,560    85,842,219       3,942,651      232,459    55,279,577
SAS Norge A.S.A. - Class B                --            --       448,449     4,902,246       1,643,908      639,235    11,103,157
Securitas A.B. - Class B(12)       1,341,724    14,944,732            --            --              --    1,311,306   194,194,615
Tomra Systems A.S.A                       --            --       538,608     7,711,619       5,551,346       78,736    41,091,876
------------------------------------------------------------------------------------------------------------------------------------
                                              $104,352,222                $177,413,166   ($ 1,626,686)   $3,786,258  $640,789,215
------------------------------------------------------------------------------------------------------------------------------------

(8)  Adjusted for 3-for-2 stock split 3/2/98.
(9)  Name change from Southern Electronics Corp. effective 11/25/97.
(10) Adjusted for 3-for-2 stock split 4/15/98.
(11) Adjusted for 10-for-1  stock split 8/3/98.
(12) Adjusted for 4-for-1 stock split 10/12/98.

66 Janus Equity Funds / October 31, 1998

                                                 Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Twelve series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is diversified as defined in the 1940 Act, with the exception of Janus Enterprise, Janus Olympus, Janus Special Situations and Janus Twenty Funds, which are nondiversified.

   The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the investment company industry.

   INVESTMENT VALUATION
   Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith by the Funds' Trustees.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
   Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

   FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
   The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

   Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

   Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

   Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

   Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

                                       Janus Equity Funds / October 31, 1998  67

   ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   DIVIDEND DISTRIBUTIONS AND EXPENSES
   Dividends for Janus Balanced, Janus Equity Income and Janus Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining nine Equity Funds generally declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

   FEDERAL INCOME TAXES
   The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

   For the fiscal year ended October 31, 1998, the following percentages of fiscal year distributions were considered long-term gains; Janus Fund - 73%, Janus Twenty Fund - 66%, Janus Venture Fund - 98%, and Janus Enterprise Fund
   - 100%.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

   The advisory agreement with the Funds spells out the fees that the Funds must pay for the period ended October 31, 1998. Each of the Funds was subject to the following schedule:

                     Average Daily Net                Annual Rate
   Fee Schedule      Assets of Fund                  Percentage (%)
   ----------------------------------------------------------------
   Equity Funds      First $300 Million                  .75
                     Next $200 Million                   .70
                     Over $500 Million                   .65
   ----------------------------------------------------------------

   Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account (excluding Janus and Janus Venture Funds) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

   Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

   DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the year or period ended October 31, 1998, are noted below.

                                 DST Securities, Inc.    Fund
                                     Commissions       Expense
                                        Paid*         Reduction*      DST Fees
   -----------------------------------------------------------------------------
   Janus Fund                         $517,147         $387,860      $2,328,940
   Janus Balanced Fund                   9,864            7,398         116,247
   Janus Enterprise Fund                 9,121            6,841         250,379
   Janus Equity Income Fund              1,944            1,458          51,803
   Janus Growth and Income Fund         70,167           52,625         514,458
   Janus Mercury Fund                   17,664           13,248         665,246
   Janus Olympus Fund                   12,268            9,201         205,619
   Janus Overseas Fund                   4,968            3,726         457,627
   Janus Special Situations Fund        21,682           16,262         230,553
   Janus Twenty Fund                    45,075           33,807       1,299,229
   Janus Venture Fund                   15,909           11,932         359,272
   Janus Worldwide Fund                 54,582           40,937       1,328,661
   -----------------------------------------------------------------------------
   *The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

68  Janus Equity Funds / October 31, 1998

3. FEDERAL INCOME TAX

   Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended October 31, 1998, have been reclassified among the components of net assets as follows:

                                   Undistributed     Undistributed
                                   Net Investment    Net Realized      Paid-In
                                       Income      Gains and Losses    Capital
   -----------------------------------------------------------------------------
   Janus Fund                      ($10,113,711)     $ 10,431,694    ($ 317,983)
   Janus Balanced Fund                   196,852        (196,852)             --
   Janus Enterprise Fund               3,669,298      (3,668,816)          (482)
   Janus Equity Income Fund               77,646         (77,646)             --
   Janus Growth and Income Fund         (13,443)           13,443             --
   Janus Mercury Fund                  5,645,862      (5,645,862)             --
   Janus Olympus Fund                  1,725,835         (89,143)    (1,636,692)
   Janus Overseas Fund               (5,448,159)        5,448,159             --
   Janus Special Situations Fund       3,486,852         (19,141)    (3,467,711)
   Janus Twenty Fund                       1,553          (1,553)             --
   Janus Venture Fund                  1,459,363        1,921,509    (3,380,872)
   Janus Worldwide Fund             (18,210,319)       18,210,319             --
   -----------------------------------------------------------------------------

   The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

   Net capital loss carryovers noted below as of October 31, 1998 are available to off set future realized capital gains and thereby reduce further taxable gains distributions. These carryovers expire October 31, 2006. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 1998, are as follows:

                                                                                                               Net
                                Net Capital Loss     Federal Tax        Unrealized        Unrealized       Appreciation/
                                   Carryovers            Cost          Appreciation     (Depreciation)    (Depreciation)
------------------------------------------------------------------------------------------------------------------------
Janus Fund                                   --    $15,054,632,065    $6,013,498,568    ($432,131,157)    $5,581,367,411
Janus Balanced Fund                          --        740,914,848       102,467,892      (20,653,712)        81,814,180
Janus Enterprise Fund                        --        456,187,650       130,279,937       (9,527,290)       120,752,647
Janus Equity Income Fund                     --        177,255,603        29,539,060       (8,275,755)        21,263,305
Janus Growth and Income Fund                 --      2,335,162,796       571,964,600      (81,406,632)       490,557,968
Janus Mercury Fund                           --      1,860,539,985       529,791,060      (40,876,487)       488,914,573
Janus Olympus Fund               ($  3,168,252)        685,127,525       273,903,360       (7,513,932)       266,389,428
Janus Overseas Fund               (185,573,334)      3,399,666,714       714,440,508     (192,402,857)       522,037,651
Janus Special Situations Fund                --        748,414,380       101,899,422      (60,732,302)        41,167,120
Janus Twenty Fund                            --      7,547,106,924     3,654,045,668      (77,258,500)     3,576,787,168
Janus Venture Fund                           --        814,693,672       271,668,653      (46,106,219)       225,562,434
Janus Worldwide Fund              (355,430,675)     11,388,989,230     3,019,760,019     (460,201,353)     2,559,558,666
------------------------------------------------------------------------------------------------------------------------

   Janus Worldwide and Janus Overseas Funds have elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for the Funds making the election are as follows:

   Fund                                 Foreign            Foreign
                                       Taxes Paid       Source Income
   ------------------------------------------------------------------
   Janus Worldwide Fund                $17,450,732       $55,876,398
   Janus Overseas Fund                 $ 6,714,761       $23,094,771
   ------------------------------------------------------------------

                                       Janus Equity Funds / October 31, 1998  69

Explanations of | Charts and Tables

1. PERFORMANCE OVERVIEWS

   Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) to one or more widely used market indexes through October 31, 1998.

   When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

   Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2. SCHEDULES OF INVESTMENTS

   Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

   The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

   Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

   A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

   The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3. STATEMENT OF OPERATIONS

   This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

   The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.

   The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

   The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

70  Janus Equity Funds / October 31, 1998

4. STATEMENT OF ASSETS AND LIABILITIES

   This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

   The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

   The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

5. STATEMENT OF CHANGES IN NET ASSETS

   This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

   The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

   The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

   The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

                                       Janus Equity Funds / October 31, 1998  71

6. FINANCIAL HIGHLIGHTS

   This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

   The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

   Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

   The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

   Expense   ratios  prior  to  any  expense   offset  are  part  of  disclosure
   requirements imposed in 1996. Years prior to 1995 do not reflect this information.

   The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

   The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

72  Janus Equity Funds / October 31, 1998

                                             Report of | Independent Accountants

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Equity Income Fund, Janus Growth and Income Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Special Situations Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund (twelve of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
December 1, 1998

                                        Euro-Conversion | Discussion (unaudited)

On January 1, 1999, eleven European countries will convert to a common currency:
Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal, and Spain. Investments traded in the markets of these countries will be denominated in the new currency, referred to as the "Euro." Conversion to the Euro may present certain risks to investments of the Funds held in one of the currencies that is being replaced. Janus Capital, however, does not believe that the conversion will have a material impact on the Funds' investments.

                                              Year 2000 | Discussion (unaudited)

Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Funds with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

                                       Janus Equity Funds / October 31, 1998  73

                                  Janus [LOGO]

                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                                 1-800-525-3713
           Funds distributed by Janus Distributors, Inc. Member NASD.

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